ANNUAL
REPORT

SEPTEMBER 30, 1998

FRANKLIN CUSTODIAN FUNDS, INC.

   Franklin DynaTech Fund
   Franklin Growth Fund
   Franklin Income Fund
   Franklin U.S. Government Securities Fund
   Franklin Utilities Fund

Thank you for investing with Franklin Templeton. We encourage our investors to maintain a long-term perspective and remember that all securities markets move both up and down, as do mutual fund share prices. We appreciate your past support and look forward to serving your investment needs in the years ahead.



Charles B. Johnson
President
Franklin Custodian Funds, Inc.

Contents

Shareholder Letter .......................     1

Fund Reports
 Franklin DynaTech Fund ..................     4
 Franklin Growth Fund ....................    12
 Franklin Income Fund ....................    24
 Franklin U.S. Government
Securities Fund ..........................    38
 Franklin Utilities Fund .................    50

Financial Highlights &
Statement of Investments .................    62

Financial Statements .....................    87

Notes to
Financial Statements .....................    92

Independent
Auditors' Report .........................    98

Tax Designation ..........................    99


SHAREHOLDER LETTER


Dear Shareholder:

It's a pleasure to bring you the Franklin Custodian Funds, Inc. annual report for the period ended September 30, 1998.


Foreign Storms Bring Rain
Although El Nino's effects on domestic weather subsided in June, the U.S. stock market faced its own version of adverse elements in August. By the end of the reporting period, financial events at home mirrored the downpour abroad, where washed-out currencies flooded foreign markets. On August 31, storm clouds rained on American stock markets, washing away much of the first half of 1998's spectacular gains. On that day the Dow Jones(R) Industrial Average (DJIA) lost 512.61 points or 6.37% of its value.1 Many analysts attributed this slide to concerns about Russia's economic and political stability as well as evidence that the Asian countries' economic problems were more deep-seated than originally believed. At home, 1998 U.S. corporate profits, through the end of the reporting period, fell dramatically from 1997 levels. Those companies with significant Asian exports, competing with Asian products or those in commodity businesses like paper, oil and steel were especially hard hit.

1. Source: Bloomberg.

At the same time, the very factors negatively impacting the U.S. stock market -- the slowing domestic economy and Russian and Asian economic turmoil -- provided a boost to the U.S. bond market. Foreign investors flocking to U.S. bonds, especially U.S. Treasuries, as a "safe haven" from stock market volatility abroad, and low inflation at home drove bond prices higher. Bond price and yield move in an inverse relationship, so yields on long-term bonds fell to their lowest levels in years. The benchmark 30-year U.S. Treasury bond ended the reporting period yielding 4.98%, compared with 6.41% a year earlier.1

What is an investor to do faced with steeply fluctuating markets? While the phrase "investment value may go down as well as up" abounds in financial literature, the stock market's unusually high gains in the past few years may have led many investors to believe otherwise. Putting the 1990s into historical perspective, it is worth noting that the average yearly gain in the S&P 500(R), which paints a broader picture of the U.S. market than the DJIA, has been +10.51% since 1930; however, from January 1, 1990, through June 30, 1998, the S&P 500 rose an average of 17.81% a year.2 Also, there have been fewer market corrections during the 1990s than previous decades, with a market correction being defined as a 10% or greater decline over a period of days, weeks or months.


2. Source: Stocks, Bonds, Bills, and Inflation 1998 Yearbook, Ibbotson
Associates.

Weatherproofing Your Portfolio
In times like these, it's easy to understand why people can become emotional about their investments. That's why I believe investors should call their investment representatives, and plan to cover three points in their conversations. One, review their current financial plans, recalling their goals and why they made their investment choices in the first place. Two, discuss the value of diversification, which can help reduce the risk that any one type of security will have a negative impact on an overall portfolio, and check if their investments are still properly diversified. As shown during the reporting period, the bond and stock markets often behave differently. In each of the five years since 1973 that stocks posted negative annual returns, bonds posted positive returns.3 Three, review their investment timeframe to help put recent market declines into perspective and avoid turning what could be only a temporary paper loss into a permanent one. Maintaining a long-term outlook is one of the keys to weathering market volatility.


3. Source: For bond market statistics based on the Lehman Brothers Government/Corporate Bond Index -- Lehman Brothers; for stock market measured by the S&P 500 Index -- Standard & Poor's(R).

An important component of a long-term approach is having a regular investment plan. Investing on a scheduled basis, regardless of market directions, can help investors take advantage of market downturns when prices are low, and benefit from any market rallies. We encourage you to contact your investment representative to discuss setting up a regular investment plan. While investment success is the primary objective of investment planning, one important by-product of a good plan can be peace of mind.

As always, we appreciate your support, welcome your questions and comments and look forward to serving your investment needs in the years ahead.

Sincerely,

Charles B. Johnson
President
Franklin Custodian Funds, Inc.


You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 63 of this report.

FRANKLIN DYNATECH FUND

Franklin DynaTech Fund

In 1998, Franklin DynaTech Fund celebrated its 30th anniversary. For three decades, the fund has offered investors a strong record of returns and consistent portfolio management. Franklin DynaTech Fund's managers still follow the disciplined investment approach established for the fund since its inception on January 1, 1968.

Your Fund's Goal: Franklin DynaTech Fund seeks capital appreciation by investing primarily in companies emphasizing technological development.

Over the reporting period, the U.S. economy continued to expand at a moderate pace until the second quarter of 1998, when the gross domestic product fell to a 1.8% annual growth rate, from the first quarter's 5.5% rate. The Asian crisis and its impact on other regions like Latin America was partly responsible for the slowdown. These regions experienced a decreased capacity to absorb American exports, while at the same time our stronger dollar made for cheaper imports, making American products less competitive at home and abroad. This translated into lower corporate earnings. Many companies over the reporting period pre-announced that projected earnings estimates were too high. Historically, deteriorating business conditions, as announced by lower earnings expectations, have preceded significant stock market declines. However, in the first part of the year, our market took these earnings warnings in stride, and continued its euphoric rise as the Dow Jones Industrial Average (DJIA) registered an all-time high of 9337.97 on July 17, 1998.

Valuations during this period were at extreme levels, unsustainable, in our opinion, given the deteriorating business environment. As prudent managers, we refrained from buying overvalued companies and let cash reserves build up in anticipation of better opportunities. From their highs in July to their lows in August, the DJIA and the Standard & Poor's 500 Index declined more than 19%. More importantly, the Hambrecht & Quist Technology Index declined 27.4%. During this same period, Franklin DynaTech Fund's net asset value declined only -12%. For the year under review, your fund has returned +3.06%, compared with the 9.05% for the S&P 500 and -7.09% for the Hambrecht and Quist Technology Index.

The depressed valuations of the calendar third quarter gave us an opportunity to utilize some of our cash reserves. Over this period, we added to existing holdings in those companies where we felt the fundamental outlook remained strong, given the slowing economic environment. In the communications industry, we focused on stocks that had declined 30% or more from their highs, and increased our positions in Lucent Technologies, Inc., and Loral Space & Communications, Ltd. These companies have leading-edge technologies and commanding market share positions.

We added to other portfolio holdings, including Amgen Inc., Time Warner Inc. and IMS Health, Inc. A biotechnology company, Amgen, has a new product, Infergen, with FDA approval for treatment of hepatitis C. Time Warner is the world's largest entertainment company, with business interests in movies, publishing, music and cable TV. Its Pathfinder service, which showcases Time Warner and subsidiary products, is one of the Web's most popular sites. Finally, we are particularly excited about IMS Health, a spin-off from Cognizant Technology Solutions Corp. IMS Health commands a 93% market share in providing pharmaceutical companies with mission-critical information during the research and development phase. The company operates the world's most extensive database, Midas, used by every pharmaceutical, biotechnology and health care distributor. IMS Health has been in operation for over 40 years, and has consistently provided income growth of more than 20%.
There are high barriers to entry in this profitable market, which boasts 70%-75% recurring revenues.

GRAPHIC MATERIAL 1 OMITTED - SEE APPENDIX AT END OF DOCUMENT

GRAPHIC MATERIAL 2 OMITTED - SEE APPENDIX AT END OF DOCUMENT

We are enthusiastic about one new initial public offering purchased during the reporting period -- Equant NV. This company is a global data network provider, supplying all the needs to corporations in a "one stop" format. The company designs, integrates, installs and supports intranet data networks. Equant's customers include American Express, Hilton, Interpol, ING Bank, P&O Nedlloyd, Rhone-Poulenc, Samsung, Shell, Xerox and other multinational organizations with substantial cross-border data communication needs.* Equant is advantageously positioned to provide data services in more than 200 countries around the world.

*Source: www.equant.com, Press Releases.

Looking forward, we expect the markets to remain volatile until foreign officials take action to address their economic problems with stimulative monetary packages. The U.S. Federal Reserve Board began its initiative during this period to reignite American economic growth when they lowered the Federal Funds target rate by a quarter percent (25 basis points) at the Federal Open Market Committee Meeting on September 29. Historically, a 100 basis point decline is needed before the impact is felt from improving economic activity. During this period of volatility, we will attempt to put our cash reserves to work. We will continue to monitor the fund's existing positions, where we found value in some outstanding companies during the reporting period, and examine new company ideas, as their valuations become attractive.

Please remember, this discussion reflects our views and opinions as of September 30, 1998, the end of the reporting period. However, market and economic conditions are changing constantly, which may affect our strategies and portfolio holdings. Although historic performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

Sincerely,

Rupert Johnson

Lisa Costa

Portfolio Management Team
Franklin DynaTech Fund


PERFORMANCE SUMMARY

Class I

Franklin DynaTech Fund - Class I produced a +3.06% cumulative total return for the one-year period ended September 30, 1998. Cumulative total return measures the change in value of an investment, assuming reinvestment of all distributions and does not include the sales charge. We have always maintained a long-term perspective when managing the fund, and we encourage shareholders to view their investments in a similar manner. As you can see from the table on page 9, the fund's Class I shares delivered a +339.60% cumulative total return for the 10-year period ended September 30, 1998.

The fund's share price, as measured by net asset value, decreased 64 cents, from $18.48 on September 30, 1997, to $17.84 on September 30, 1998. During the reporting period, shareholders received per-share distributions of 17 cents ($0.17) in dividend income and 97 cents ($0.97) in long-term capital gains. Distributions will vary depending on income earned by the fund and any profits realized from the sale of securities in the fund's portfolio. Past distributions are not indicative of future trends.

The graph on page 8 compares the performance of the fund's Class I shares over the past 10 years with that of the Standard & Poor's 500 Stock Index (S&P 500) and the Hambrecht & Quist Technology Index. Please note, the S&P 500 is a broad market index that represents stocks from a variety of industries, not just the technology sector. The Hambrecht & Quist Technology Index is composed of approximately 200 communications, health care, and computer hardware and software stocks, and more closely represents the securities held by the fund.

GRAPHIC MATERIAL 3 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Keep in mind that an unmanaged market index has inherent performance differentials in comparison with any fund. An index doesn't pay management fees to cover salaries of securities analysts or portfolio managers, or pay commissions or market spreads to buy and sell stocks. Unlike an index, mutual funds are never fully invested because they need cash on hand to redeem shares. In addition, the performance shown for the fund includes the maximum initial sales charge, all fund expenses and account fees. If operating expenses such as Franklin DynaTech Fund's had been applied to the indices, their performance would have been lower. Please remember that an index is simply a measure of performance, and one cannot invest in it directly.



Franklin DynaTech Fund - Class I

Periods ended 9/30/98

                                                                        Since
                                                                      Inception

                                       1-Year    5-Year     10-Year   (1/1/68)
Cumulative Total Return1               +3.06%   +114.50%   +339.60%   +1554.00%
Average Annual Total Return2            -2.87%   +15.11%    +15.28%     +9.34%
Value of $10,000 Investment3           $9,713    $20,212    $40,459   $155,792

                                 9/30/94   9/30/95   9/30/96   9/30/97  9/30/98
One-Year Total Return4           +2.94%    +32.10%   +12.84%   +35.63%  +3.06%

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include the sales charge.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and has been restated to reflect the current, maximum 5.75% initial sales charge; thus actual returns may differ. Prior to August 3, 1998, fund shares were offered at a lower initial sales charge.
3. These figures represent the value of a hypothetical $10,000 investment in the fund over the periods indicated and have been restated to reflect the current, maximum 5.75% initial sales charge; thus actual returns may differ. Prior to August 3, 1998, fund shares were offered at a lower initial sales charge.
4. One-year total return represents the change in value of an investment over the one-year periods ended on the dates indicated and does not include the sales charge.
Effective May 1, 1994 the fund implemented a Rule 12b-1 plan, which affects subsequent performance. All total return calculations assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Franklin DynaTech Fund - Class I paid distributions derived from long-term capital gains of 97 cents per share in December 1997. The fund hereby designates such distributions as long-term capital gain dividends per section 852 (b)(3) of the Internal Revenue Code.


Class II

Franklin DynaTech Fund - Class II produced a +2.03% cumulative total return for the one-year period ended September 30, 1998. Cumulative total return measures the change in value of an investment, assuming reinvestment of all distributions and does not include sales charges. We have always maintained a long-term perspective when managing the fund, and we encourage shareholders to view their investments in a similar manner. As you can see from the table on page 11, the fund's Class II shares delivered a +40.66% cumulative total return since the shares became available on September 16, 1996.

The fund's share price, as measured by net asset value, decreased 77 cents, from $18.30 on September 30, 1997, to $17.53 on September 30, 1998. During the reporting period, shareholders received per-share distributions of 11.82 cents ($0.1182) in dividend income and 97 cents ($0.97) in long-term capital gains. Distributions will vary depending on income earned by the fund and any profits realized from the sale of securities in the fund's portfolio. Past distributions are not predictive of future trends.

The graph on page 11 compares the performance of the fund's Class II shares with that of the Standard & Poor's 500 Stock Index (S&P 500) and the Hambrecht & Quist Technology Index. Please note, the S&P 500 is a broad market index that represents stocks from a variety of industries, not just the technology sector. The Hambrecht & Quist Technology Index is composed of approximately 200 communications, health care, and computer hardware and software stocks, and more closely represents the securities held by the fund.

Keep in mind that an unmanaged market index has inherent performance differentials in comparison with any fund. An index doesn't pay management fees to cover salaries of securities analysts or portfolio managers, or pay commissions or market spreads to buy and sell stocks. Unlike an index, mutual funds are never fully invested because they need cash on hand to redeem shares. In addition, the performance shown for the fund includes the sales charges, all fund expenses and account fees. If operating expenses such as Franklin DynaTech Fund's had been applied to the indices, their performance would have been lower. Please remember that an index is simply a measure of performance, and one cannot invest in it directly.

GRAPHIC MATERIAL 4 OMITTED - SEE APPENDIX AT END OF DOCUMENT


Franklin DynaTech Fund - Class II
Periods ended 9/30/98

                                                                     Since
                                                                   Inception
                                                         1-Year    (9/16/96)
Cumulative Total Return1                                 +2.03%     +40.66%
Average Annual Total Return2                             +0.09%     +17.64%
Value of $10,000 Investment3                             $10,009    $13,923

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the 1.0% initial sales charge and the 1.0% contingent deferred sales charge, as applicable.
3. These figures represent the value of a hypothetical $10,000 investment in the fund over the periods indicated and include sales charges.
All calculations assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
Franklin DynaTech Fund - Class II paid distributions derived from long-term capital gains of 97 cents per share in December 1997. The fund hereby designates such distributions as long-term capital gain dividends per section 852 (b)(3) of the Internal Revenue Code.

You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 68 of this report.

FRANKLIN GROWTH FUND

Franklin
Growth Fund

In 1998, Franklin Growth Fund celebrated its 50th anniversary. For half a century, the fund has offered investors a strong record of returns and consistent portfolio management. Franklin Growth Fund's managers still follow the disciplined investment approach established for the fund since its inception on March 31, 1948.

Your Fund's Goal: Franklin Growth Fund seeks capital appreciation by investing primarily in common stocks or convertible securities believed to offer favorable possibilities for capital appreciation.

Asian woes and a General Motors strike precipitated an economic slowdown in second quarter 1998, following on the heels of first quarter 1998's hearty economic growth. In the first half of 1998, the gross domestic product's annualized growth rate was 3.7%, but quarterly results were uneven. The second quarter increase was only 1.8%. However, we believe the second half of 1998 will be better than the second quarter, with the year averaging out to a 5% gain. Inflation was mild and expected to be no more than 2% for the year. Earnings flattened in this more restrained environment, but we still look for a 2% improvement year-over-year. Interest rates declined during the reporting period, with the bellwether 30-year Treasury bond yield going from 6.41% on September 30, 1997, to 4.98% on September 30, 1998.

Stock market performance during the fund's fiscal year can be divided into two distinct periods: the frenzied rally leading up to mid-July and the precipitous sell-off that took place afterwards. This decline lasted through early September and sent averages down 18%-22% for the calendar year. The market was a market of stocks rather than a stock market, and there were sharp performance differences among industries and companies. The average price/earning ratios remained historically high: As of the end of the reporting period, the Dow Jones Industrial Average (DJIA) was at 20 times earnings, the Standard & Poor's (S&P) 500 was at 24.4 times, and the S&P Industrials were at 27.9 times. Investors zeroed in on those companies with positive, near-term results and deserted those companies having or expected to have diminished near-term earnings. The net result is that the averages do not tell the story, as a few stocks were too high, going higher; but many were too low, going lower. Many stocks ended the 12-month reporting period down 40%-50% and more. Bad news -- from Asia, Russia and the White House -- exerted the heaviest influence on market performance during that time.

The final two months of the year under review met with a substantial sell-off and many stocks lost 30% to 40% of their value. We expect the Industrials to reach another new low, but entertain the possibility that the selling may not be as urgent in the upcoming months as it was in July/August. Compared with the last time we wrote to you, we recently saw some values and buying opportunities, since stocks do not all bottom at the same time, nor top at the same moment.

When a bull market is in full force, good and bad news are treated similarly: with buy orders. As of the end of the reporting period, the market was still punishing stock disappointments, and companies that did not meet earnings forecasts received harsh treatment. However, the reaction to small disappointments was less severe than one year ago. This is because the stock, quite likely, was already down somewhat and an increasing number of investors perceived value that had not been there for quite some time.

How did Franklin Growth Fund perform in these choppy markets? In the March 30, semiannual report we mentioned our concern with the stock market's high valuations at that time and reacted by keeping the fund relatively liquid. As it turned out, our prudence was rewarded, and as of September 30, Franklin Growth Fund - Class I shares posted a +8.22% cumulative total return for the 1998 fiscal year, compared with a 4.4% rise for the DJIA. At the end of the reporting period, we purchased some stocks, which we believed represented good value, lowering our cash reserves somewhat to 32.2% of total net assets. The fund's sector allocation did not change significantly over the reporting period, and health technology continued as the largest industry category.

GRAPHIC MATERIAL 5 OMITTED - SEE APPENDIX AT END OF DOCUMENT
GRAPHIC MATERIAL 6 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Among the top 10 holdings, Schering-Plough Corp. and Pfizer Inc. continued in the number one and number two positions, respectively. We had five newcomers:
Time Warner Inc., American Home Products Corp., Eli Lilly & Co., Bristol-Myers Squibb Co. and Johnson & Johnson Inc. The top 10 represented 23% of the fund, and six of the companies were in the health technology sector.

Looking ahead, we will remain cautious and alert to take advantage of opportunities for you as they avail themselves. We seek to adjust to all types of economic environments, and we are confident that our long-term, value-oriented approach should position the fund to perform well into the future.

Please remember, this discussion reflects our views, opinions and portfolio holdings as of September 30, 1998, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the fund's portfolio composition. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

Sincerely,

V. Jerry Palmieri

Portfolio Manager
Franklin Growth Fund

PERFORMANCE SUMMARY

Class I

Franklin Growth Fund - Class I produced a +8.22% cumulative total return for the 12-month period ended September 30, 1998. Cumulative total return measures the change in value of an investment, assuming reinvestment of all distributions and does not include the sales charge. We have always maintained a long-term perspective when managing the fund, and we encourage shareholders to view their investments in a similar manner. As you can see from the table on page 17, the fund's Class I shares delivered a +275.00% cumulative total return for the 10-year period ended September 30, 1998.

The fund's share price, as measured by net asset value, increased $1.49, from $27.09 on September 30, 1997, to $28.58 on September 30, 1998. During the 12-month reporting period, shareholders received per-share distributions consisting of dividend income totaling 46.6 cents ($0.466), 20.23 cents ($0.2023) in long-term capital gains and 3.27 cents ($0.0327) in short-term capital gains. Distributions will vary based on the fund's income and any profits realized from the sale of securities in the fund's portfolio. Past distributions are not predictive of future trends.

The graph on page 16 compares the performance of the fund's Class I shares over the past 10 years with the performance of the unmanaged Standard & Poor's 500 Stock Index (S&P 500). The S&P 500 is a broad market index that represents stocks from a variety of industries.

GRAPHIC MATERIAL 7 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Keep in mind an unmanaged index has inherent performance differentials in comparison with any fund. An index doesn't pay management fees to cover salaries of securities analysts or portfolio managers, or pay commissions or market spreads to buy and sell securities. Unlike an index, mutual funds are never fully invested because they must have cash on hand to redeem shares. In addition, the performance shown for the fund includes the maximum initial sales charge, all fund expenses and account fees. If operating expenses such as Franklin Growth Fund's had been applied to the index, the index's performance would have been lower. Please remember that an index is simply a measure of performance and one cannot invest in it directly.


Franklin Growth Fund - Class I

Periods ended 9/30/98

                                                                       Since
                                                                     Inception
                                      1-Year    5-Year     10-Year   (3/31/48)
Cumulative Total Return1              +8.22%   +120.87%   +275.00%  +21,520.62%
Average Annual Total Return2          +2.01%    +15.79%    +13.45%    +11.10%
Value of $10,000 Investment3          $10,201   $20,816    $35,337  $2,037,053

                                 9/30/94   9/30/95   9/30/96   9/30/97  9/30/98
One-Year Total Return4           +7.71%    +31.11%   +19.70%   +20.84%  +8.22%

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include the sales charge.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and has been restated to reflect the current, maximum 5.75% initial sales charge; thus actual returns may differ. Prior to August 3, 1998, fund shares were offered at a lower initial sales charge.
3. These figures represent the value of a hypothetical $10,000 investment in the fund over the periods indicated and include the current, maximum 5.75% initial sales charge; thus actual total returns may differ. Prior to August 3, 1998, fund shares were offered at a lower initial sales charge.
4. One-year total return represents the change in value of an investment over the periods ended on the specified dates and does not include the sales charge.
Effective May 1, 1994, the fund implemented a Rule 12b-1 plan, which affects subsequent performance. All total return calculations assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Franklin Growth Fund - Class I paid distributions derived from long-term capital gains of 20.23 cents per share in December 1997. The fund hereby designates such distributions as capital gain dividends per Section 852
(b)(3) of the Internal Revenue Code.


Class II

Franklin Growth Fund - Class II produced a +7.39% cumulative total return for the one-year period ended September 30, 1998. Cumulative total return measures the change in value of an investment, assuming reinvestment of all distributions and does not include sales charges. We have always maintained a long-term perspective when managing the fund, and we encourage shareholders to view their investments in a similar manner. As you can see from the table on page 19, the fund's Class II shares delivered a +75.39% cumulative total return since the shares became available on May 1, 1995.

The fund's share price, as measured by net asset value, increased $1.41, from $26.70 on September 30, 1997, to $28.11 on September 30, 1998. During the one-year reporting period, shareholders received per-share distributions consisting of dividend income totaling 30.31 cents ($0.3031), 20.23 cents ($0.2023) in long-term capital gains and 3.27 cents ($0.0327) in short-term capital gains. Distributions will vary based on the fund's income and any profits realized from the sale of securities in the fund's portfolio. Past distributions are not predictive of future trends.

The graph on page 19 compares the performance of the fund's Class II shares with that of the unmanaged Standard & Poor's 500 Stock Index (S&P 500). The S&P 500 is a broad market index that represents stocks from a variety of industries.

Keep in mind an unmanaged index has inherent performance differentials in comparison with any fund. An index doesn't pay management fees to cover salaries of securities analysts or portfolio managers, or pay commissions or market spreads to buy and sell securities. Unlike an index, mutual funds are never fully invested because they need cash on hand to redeem shares. In addition, the performance shown for the fund includes the sales charges, all fund expenses and account fees. If operating expenses such as Franklin Growth Fund's had been applied to the index, the index's performance would have been lower. Please remember that an index is simply a measure of performance and one cannot invest in it directly.


GRAPHIC MATERIAL 8 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Franklin Growth Fund - Class II
Periods Ended 9/30/98

                                                                    Since
                                                                  Inception
                                             1-Year     3-Year    (5/1/95)
Cumulative Total Return1                     +7.39%     +52.88%    +75.39%
Average Annual Total Return2                 +5.32%     +14.81%    +17.53%
Value of $10,000 Investment3                 $10,532    $11,481    $17,363

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the 1.0% initial sales charge and the 1.0% contingent deferred sales charge, as applicable.
3. These figures represent the value of a hypothetical $10,000 investment in the fund over the periods indicated and include sales charges.
All calculations assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
Franklin Growth Fund - Class II paid distributions derived from long-term capital gains of 20.23 cents per share in December 1997. The fund hereby designates such distributions as capital gain dividends per Section 852
(b)(3) of the Internal Revenue Code.


Advisor Class

Franklin Growth Fund - Advisor Class produced a +8.47% cumulative total return for the one-year period ended September 30, 1998. Cumulative total return measures the change in value of an investment, assuming reinvestment of all distributions.

The fund's share price, as measured by net asset value, increased $1.50, from $27.13 on September 30, 1997, to $28.63 on September 30, 1998. During the one-year reporting period, shareholders received per-share distributions consisting of dividend income totaling 52.30 cents ($0.5230), 20.23 cents ($0.2023) in long-term capital gains and 3.27 cents ($0.0327) in short-term capital gains. Distributions will vary based on the fund's income and any profits realized from the sale of securities in the fund's portfolio. Past distributions are not predictive of future trends.

The graph on page 22 compares the performance of the fund's Advisor Class shares over the past 10 years with the performance of the unmanaged Standard & Poor's 500 Stock Index (S&P 500). The S&P 500 is a broad market index that represents stocks from a variety of industries.

Keep in mind an unmanaged index has inherent performance differentials in comparison with any fund. An index doesn't pay management fees to cover salaries of securities analysts or portfolio managers, or pay commissions or market spreads to buy and sell securities. Unlike an index, mutual funds are never fully invested because they need cash on hand to redeem shares. In addition, the performance shown for the fund includes all fund expenses and account fees. If operating expenses such as Franklin Growth Fund's had been applied to the index, the index's performance would have been lower. Please remember that an index is simply a measure of performance and one cannot invest in it directly.


GRAPHIC MATERIAL 9 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Franklin Growth Fund - Advisor Class
Periods Ended 9/30/98

                                                                       Since
                                                                     Inception
                                      1-Year*   5-Year*   10-Year*  (3/31/48)*
Cumulative Total Return1              +8.47%   +121.71%   +276.42%  +21,603.00%
Average Annual Total Return1          +8.47%    +17.26%    +14.17%    +11.24%
Value of $10,000 Investment2          $10,847   $22,171    $37,642  $2,170,300

                                 9/30/94   9/30/95   9/30/96   9/30/97  9/30/98
One-Year Total Return*,3         +7.71%    +31.11%   +19.70%   +20.91%  +8.47%

1. Cumulative total return represents the change in value of an investment over the periods indicated. Average annual total return represents the average annual change in value of an investment over the periods indicated.
2. These figures represent the value of a hypothetical $10,000 investment in the fund over the periods indicated.
3. One-year total return represents the change in value of an investment over the periods ended on the specified dates.
*On January 2, 1997, the fund began selling Advisor Class shares to certain eligible investors as described in the prospectus. This share class does not have sales charges or a Rule 12b-1 plan. Performance quotations have been calculated as follows: (a) For periods prior to January 2, 1997, figures reflect the fund's Class I performance, excluding the effect of the Class I sales charge, but including the effect of Class I expenses, including Rule 12b-1 fees; and (b) for periods after January 1, 1997, figures reflect actual Advisor Class performance including the deduction of all fees and expenses applicable only to that class. Since January 2, 1997 (commencement of sales), the cumulative total return of Advisor Class shares was 26.63%.
All calculations assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions. You may have a gain or loss when you sell your shares.
Franklin Growth Fund - Advisor Class paid distributions derived from long-term capital gains of 20.23 cents per share in December 1997. The fund hereby designates such distributions as capital gain dividends per Section
852 (b)(3) of the Internal Revenue Code.


You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 73 of this report.

FRANKLIN INCOME FUND

Franklin
Income Fund

In 1998, Franklin Income Fund celebrated its 50th anniversary. For half a century, the fund has offered investors a strong record of returns and consistent portfolio management. Franklin Income Fund's managers still follow the disciplined investment approach established for the fund since its inception on August 31, 1948.

Your Fund's Goal: Franklin Income Fund seeks to maximize income while maintaining prospects for capital appreciation through a diversified portfolio of securities.

The U.S. stock market performed strongly for most of the reporting period, only to give back much of its gains in July and August. This decline resulted, in part, from concerns about slowing economic growth, corporate profit warnings and international economic turmoil. Investors reacted to stock market volatility by seeking the safety of U.S. Treasury bonds and driving the yield on the 30-Year Treasury bond to an all time low of 4.98% on September 30, 1998. Prospects for a U.S. government budget surplus and reports of low inflation also helped the Treasury bond market.

Although the 12-month period presented us with several investment opportunities, the portfolio sector weightings did not change significantly. The fund's overall bond weighting remained steady at 53% of total net assets despite changes in the fund's bond mix. The stock weighting increased slightly from 40% to 42%, due in large part to appreciation of our utility stock holdings. The fund's cash position declined from 5.2% to 3.9%.

The fund's bond holdings consist of corporate, foreign and U.S. Treasury bonds. Corporate bonds, representing our largest fixed-income weighting, declined to 24% of total net assets, largely resulting from calls or tenders at premium prices from issuers seeking to retire debt. Several of these calls and tenders resulted from the acquisition of issuing companies by companies with stronger credit profiles. Corporate bonds benefiting from merger and acquisitions activity included issues from Calmar Inc., Americold Corp., Ralphs and Food 4 Less, Inc. Our corporate bond sector performed well over most of the period, but faced a challenging environment toward the end of our fiscal year, as concerns over slowing economic growth were exacerbated by an imbalance in the supply and demand for corporate bonds. Although we remained selective with respect to our investments in corporate bonds, we were able to find several attractive purchases, including new positions in Evenflo Co. (Consumer Non-Durables), Conproca SASF (Energy Minerals), Nextel Communications, Inc. (Telecommunications) and Venetian Casino/LV Sands (Consumer Services).

We added to the fund's U.S. Treasury holdings early in the period, as we believed that Treasury bonds represented an attractive investment due to the current environment of subdued inflation and prospects for a U.S. government budget surplus. Treasury bonds subsequently benefited from these positive conditions as well as from concerns over international economic turmoil and the potential for slowing domestic growth. As a consequence, U.S. government securities represented 16% of total net assets on September 30, 1998, up from 11.4% a year earlier.

Foreign bonds did not fare as well as their domestic counterparts during the reporting period. The Asian crises, combined with economic uncertainty in other international markets such as Russia and Latin America, weakened many countries' stock and bond markets. Seeking to take advantage of weakness in the period, we focused on dollar-denominated bonds of countries we believed would work with the International Monetary Fund (IMF) and G7 countries on continued economic reform to achieve financial stability. Consequently, we added to our Brazilian Brady bonds and initiated positions in Korean and Russian dollar-denominated government bonds.

The fund's equity sectors delivered mixed performances with utility stocks outperforming the S&P 500, while most other sectors experienced weakness. Utility stocks performed well, due in part to their defensive characteristics, attractive valuations and lower interest rates. Such stocks also benefited when CalEnergy, an independent power producer, made an acquisition bid for MidAmerican Energy. We subsequently realized gains on our MidAmerican position, which we sold as the shares appeared fully valued. The entry of nontraditional buyers into the utility market is a developing trend that we expect to continue. We believe utility stocks still offer attractive yields and value relative to the broader stock market, as well as improving growth opportunities from companies that are successfully adapting to a deregulated environment.

The fund's gold, energy and real estate stock sectors experienced declines during the period as a result of supply/demand concerns. Gold bullion suffered a steep decline in price amid uncertainty related to central bank reserve selling. We added to several positions on weakness, including Free State Consolidated Gold Mines Ltd., Anglogold Ltd., and Western Deep Level Ltd. Falling energy stocks, related to declining oil prices, also offered what we believed were attractive long-term values, particularly in light of recent OPEC cuts in oil production. Consequently, we established positions in Energy Ventures Inc. and Lomak Financing Trust convertible preferred stocks. In the real estate sector, we initiated four real estate investment trust
(REIT) convertible security positions, in Glenborough Realty Trust Inc., Innkeeper USA Trust, Meristar Hospitality Corp. and Reckson Associates Realty Corp., representing a diverse mix of property types with favorable income yields. We believe REITs offer steady cash flow and dividend growth, as well as attractive valuations relative to their underlying properties and the stock market, in general. Finally, we sold or trimmed several stock positions with gains that had appreciated during the year and no longer fit our valuation criteria.

GRAPHIC MATERIAL 10 OMITTED - SEE APPENDIX AT END OF DOCUMENT

We remain selective with respect to new investments amid increased stock and bond market volatility. However, we will continue to be opportunistic and utilize fundamental research in our search for investment opportunities across markets. As always, we remain committed to our value-oriented approach, seeking income and growth from a diversified mix of stocks, bonds and cash.

Please remember, this discussion reflects our views, opinions and portfolio holdings as of September 30, 1998, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the fund's portfolio composition. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

Sincerely,

Charles B. Johnson


Matt Avery

Portfolio Management Team
Franklin Income Fund



PERFORMANCE SUMMARY



Class I

Franklin Income Fund - Class I produced a +2.23% cumulative total return for the one-year period ended September 30, 1998. Cumulative total return measures the change in value of an investment, assuming reinvestment of all distributions and does not include the sales charge. We have always maintained a long-term perspective when managing the fund, and we encourage shareholders to view their investments in a similar manner. As you can see from the table on page 29, the fund's Class I shares delivered a +193.14% cumulative total return for the 10-year period ended September 30, 1998.

The fund's share price, as measured by net asset value, decreased 15 cents, from $2.49 on September 30, 1997, to $2.34 on September 30, 1998. During the one-year reporting period, shareholders received per-share distributions consisting of dividend income totaling 18 cents ($0.18) and 2.8 cents ($0.028) in long-term capital gains. Distributions will vary based on the fund's income and any profits realized from the sale of securities in the fund's portfolio. Past distributions are not predictive of future trends.

Based on the maximum offering price of $2.44 on September 30, 1998, and an annualization of September's monthly dividend of 1.5 cents ($0.015) per share, the fund's distribution rate was 7.38%.

The graph on page 28 compares the performance of the fund's Class I shares over the past 10 years with the performance of the unmanaged Standard & Poor's 500 Stock Index (S&P 500) and the Lehman Brothers Government/Corporate Bond Index. It also compares the fund's performance with the average performance of 22 other income funds, as measured by Lipper Analytical Services, Inc.

Keep in mind an unmanaged index has inherent performance differentials in comparison with any fund. An index doesn't pay management fees to cover salaries of securities analysts or portfolio managers, or pay commissions or market spreads to buy and sell securities. Unlike an index, mutual funds are never fully invested because they need cash on hand to redeem shares. In addition, the performance shown for the fund includes the maximum initial sales charge, all fund expenses and account fees. If operating expenses such as Franklin Income Fund's had been applied to the indices, their performance would have been lower. Please remember that an index is simply a measure of performance and one cannot invest in it directly.


GRAPHIC MATERIAL 11 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Franklin Income Fund - Class I

Periods ended 9/30/98

                                                                         Since
                                                                       Inception
                                        1-Year    5-Year     10-Year   (8/31/48)
Cumulative Total Return1               +2.23%    +47.59%   +193.14%  +21,226.59%
Average Annual Total Return2            -2.10%    +7.15%    +10.89%     +11.21%
Value of $10,000 Investment3           $9,790    $14,127    $28,115  $2,043,800
Distribution Rate4              7.38%
30-Day Standardized Yield5      7.31%

                                  9/30/94   9/30/95   9/30/96   9/30/97  9/30/98

One-Year Total Return6         -1.35%   +14.00%   +9.43%    +17.31%   +2.23%

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include the sales charge.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, maximum 4.25% initial sales charge. Prior to July 1, 1994, fund shares were offered at a lower initial sales charge with dividends reinvested at the offering price. Thus actual total returns would differ.
3. These figures represent the value of a hypothetical $10,000 investment in the fund over the periods indicated and include the current, maximum 4.25% initial sales charge. Prior to July 1, 1994, fund shares were offered at a lower initial sales charge with dividends reinvested at the offering price. Thus actual total returns would differ.
4. Distribution rate is based on an annualization of September's 1.5 cent per share monthly dividend and the maximum offering price of $2.44 on September 30, 1998.
5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended September 30, 1998.
6. One-year total return represents the change in value of an investment over the periods ended on the specified dates and does not include the sales charge.
Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a Rule 12b-1 plan, which affects subsequent performance. All total return calculations assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Franklin Income Fund - Class I paid distributions derived from long-term capital gains of 2.8 cents per share in December 1997. The fund hereby designates such distributions as capital gain dividends per Section 852
(b)(3) of the Internal Revenue Code.


Class II

Franklin Income Fund - Class II produced a +1.70% cumulative total return for the one-year period ended September 30, 1998. Cumulative total return measures the change in value of an investment, assuming reinvestment of all distributions and does not include sales charges. We have always maintained a long-term perspective when managing the fund, and we encourage shareholders to view their investments in a similar manner. As you can see from the table on page 33, the fund's Class II shares delivered a +40.48% cumulative total return since the shares became available on May 1, 1995.

The fund's share price, as measured by net asset value, decreased 15 cents, from $2.49 on September 30, 1997, to $2.34 on September 30, 1998. During the one-year reporting period, shareholders received per-share distributions consisting of dividend income totaling 16.74 cents ($0.1674) and 2.8 cents ($0.028) in long-term capital gains. Distributions will vary based on the fund's income and any profits realized from the sale of securities in the fund's portfolio. Past distributions are not predictive of future trends.

Based on the maximum offering price of $2.36 on September 30, 1998, and an annualization of September's monthly dividend of 1.39 cents ($0.0139), plus a 12b-1 differential adjustment of 0.03 cents ($0.0003) per share, the fund's distribution rate was 7.08%.

The graph on page 32 compares the performance of the fund's Class II shares since inception, with the performance of the unmanaged Standard & Poor's 500 Stock Index (S&P 500) and the Lehman Brothers Government/Corporate Bond Index. It also compares the fund's performance with the average performance of 22 other income funds, as measured by Lipper Analytical Services, Inc.

Keep in mind an unmanaged index has inherent performance differentials in comparison with any fund. An index doesn't pay management fees to cover salaries of securities analysts or portfolio managers, or pay commissions or market spreads to buy and sell securities. Unlike an index, mutual funds are never fully invested because they must have cash on hand to redeem shares, In addition, the performance shown for the fund includes the sales charges, all fund expenses and account fees. If operating expenses such as Franklin Income Fund's had been applied to the indices, their performance would have been lower. Please remember that an index is simply a measure of performance and one cannot invest in it directly.

GRAPHIC MATERIAL 12 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Franklin Income Fund - Class II
Periods ended 9/30/98

                                                                     Since
                                                                   Inception
                                              1-Year     3-Year    (5/1/95)
Cumulative Total Return1                      +1.70%     +29.22%    +40.48%
Average Annual Total Return2                   -0.44%     +8.61%    +10.16%
Value of $10,000 Investment3                  $9,956     $12,811    $13,919
Distribution Rate4              7.08%
30-Day Standardized Yield5      7.10%

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the 1.0% initial sales charge and the 1.0% contingent deferred sales charge, as applicable.
3. These figures represent the value of a hypothetical $10,000 investment in the fund over the periods indicated and include sales charges.
4. Distribution rate is based on an annualization of September's 1.39 cent per share monthly dividend, plus a 12b-1 differential adjustment of 0.03 cents, and the maximum offering price of $2.36 on September 30, 1998.
5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended September 30, 1998.
All total return calculations assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
Franklin Income Fund - Class II paid distributions derived from long-term capital gains of 2.8 cents per share in December 1997. The fund hereby designates such distributions as capital gain dividends per Section 852
(b)(3) of the Internal Revenue Code.


Advisor Class

Franklin Income Fund - Advisor Class produced a +2.82% cumulative total return for the one-year period ended September 30, 1998. Cumulative total return measures the change in value of an investment, assuming reinvestment of all distributions.

The fund's share price, as measured by net asset value, decreased 14 cents, from $2.48 on September 30, 1997, to $2.34 on September 30, 1998. During the one-year reporting period, shareholders received per-share distributions consisting of dividend income totaling 18.37 cents ($0.1837) and 2.8 cents ($0.028) in long-term capital gains. Distributions will vary based on the fund's income and any profits realized from the sale of securities in the fund's portfolio. Past distributions are not predictive of future trends.

Based on the net asset value price of $2.34 on September 30, 1998, and an annualization of September's monthly dividend of 1.53 cents ($0.0153) per share, the fund's distribution rate was 7.85%.

The graph on page 36 compares the performance of the fund's Advisor Class shares over the past 10 years with the performance of the unmanaged Standard & Poor's 500 Stock Index (S&P 500) and the Lehman Brothers Government/Corporate Bond Index. It also compares the fund's performance with the average performance of 22 other income funds, as measured by Lipper Analytical Services, Inc.

Keep in mind an unmanaged index has inherent performance differentials in comparison with any fund. An index doesn't pay management fees to cover salaries of securities analysts or portfolio managers, or pay commissions or market spreads to buy and sell securities. Unlike an index, mutual funds are never fully invested because they need cash on hand to redeem shares. In addition, the performance shown for the fund includes all fund expenses and account fees. If operating expenses such as Franklin Income Fund's had been applied to the indices, their performance would have been lower. Please remember that an index is simply a measure of performance and one cannot invest in it directly.


GRAPHIC MATERIAL 13 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Franklin Income Fund - Advisor Class
Periods ended 9/30/98

                                                                        Since
                                                                      Inception
                                       1-Year*   5-Year*   10-Year*  (8/31/48)*
Cumulative Total Return1               +2.82%    +48.03%   +194.01%  +21,289.82%
Average Annual Total Return1           +2.82%     +8.16%    +11.39%     +11.31%
Value of $10,000 Investment2           $10,282   $14,803    $29,401  $2,138,982
Distribution Rate3              7.85%
30-Day Standardized Yield4      7.78%

                                  9/30/94   9/30/95   9/30/96   9/30/97  9/30/98
One-Year Total Return5             -1.35%    +14.00%   +9.43%    +16.99%  +2.82%

1. Cumulative total return represents the change in value of an investment over the periods indicated. Average annual total return represents the average annual change in value of an investment over the periods indicated.
2. These figures represent the value of a hypothetical $10,000 investment in the fund over the periods indicated.
3. Distribution rate is based on an annualization of September's 1.53 cent per share monthly dividend and the net asset value price of $2.34 on September 30, 1998.
4. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended September 30, 1998.
5. One-year total return represents the change in value of an investment over the periods ended on the specified dates.
*On January 2, 1997, the fund began selling Advisor Class shares to certain eligible investors as described in the prospectus. This share class does not have sales charges or a Rule 12b-1 plan. Performance quotations have been calculated as follows: (a) For periods prior to January 2, 1997, figures reflect the fund's Class I performance, excluding the effect of the Class I sales charge, but including the effect of Class I expenses, including Rule 12b-1 fees; and (b) for periods after January 1, 1997, figures reflect actual Advisor Class performance, including the deduction of all fees and expenses applicable only to that class. Since January 2, 1997 (commencement of sales), the cumulative total return of Advisor Class shares was 8.59%.
All calculations assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions. You may have a gain or loss when you sell your shares.
Franklin Income Fund - Advisor Class paid distributions derived from long-term capital gains of 2.8 cents per share in December 1997. The fund hereby designates such distributions as capital gain dividends per Section 852 (b)(3) of the Internal Revenue Code.

You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 81 of this report.

FRANKLIN U.S. GOVERNMENT SECURITIES FUND

Your Fund's Goal: Franklin U.S. Government Securities Fund seeks high, current income from a portfolio of U.S. government securities.

Strong economic growth and low inflation characterized the United States economy during the 12-month reporting period. Robust consumer demand was the primary driver for the U.S. gross domestic product's 3.6% annualized growth rate, from the end of the second quarter of 1997, through second quarter 1998. An extremely strong labor market, as seen in September's 4.6% unemployment rate, which hovered near a 30-year low, supported high levels of consumer confidence during the reporting period.1 A booming housing market, resulting from low unemployment as well as falling interest rates, further contributed to economic growth during the reporting period.


1. Source: Bloomberg.

The presence of tight labor markets pushing up wage and benefit costs did not translate into consumer price inflation. Commodity prices fell as the Asian contagion stifled global demand. At the same time, productivity gains in the U.S. allowed businesses to absorb rising labor costs without passing them on to consumers. The unique combination of these two factors helped keep inflation extremely low during the reporting period, as demonstrated by the Consumer Price Index (CPI) increase of only 1.5% from September 30, 1997, to September 30, 1998.2

2. Source: Standard & Poor's Micropal (U.S. Bureau of Labor Statistics). Inflation's inability to ignite was one factor precipitating the U.S. interest-rate decline over the past year. 30-year Treasury interest rates fell 143 basis points during the reporting period, from 6.41% to 4.98%.1 The federal budget deficit reduction and U.S. Treasury securities' increased popularity among investors also spurred falling interest rates.

GRAPHIC MATERIAL 14 OMITTED - SEE APPENDIX AT END OF DOCUMENT
GRAPHIC MATERIAL 15 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Disruptions in the Asian economies sent shockwaves throughout global financial markets, spurring investors' flight to quality into "safe haven" U.S. Treasury securities. This surge in popularity, occurring during a period of reduced supply, drove up the prices of Treasuries, causing their yields to fall during the reporting period. At the same time, increased tax receipts, prompted by a strong U.S. economy and the federal government's higher degree of fiscal responsibility, reduced the need for Treasury borrowing, thereby lowering the supply of Treasury securities on the market.

The flight to quality also led to the U.S. dollar's appreciation relative to many currencies. As a consequence, U.S. products became more expensive and less competitive with their foreign counterparts. In addition, the Asian crisis exerted a drag on U.S. economic growth in early 1998, dampening exports and manufacturing activity. Although bad news for the American trade deficit, the influx of cheaper foreign goods reaching American shores should keep inflation at bay. Anticipating that U.S. economic growth will slow under the weight of the global financial crisis, the Federal Reserve Board lowered the Federal Funds target rate a quarter of a percentage point to 5.25% on September 29.3


3. Source: Bloomberg.


What is a GNMA?
Government National Mortgage Association (GNMA) obligations are mortgage-backed securities representing part ownership of a pool of mortgage loans. The GNMAs purchased by the fund carry a guarantee backed by the full faith and credit of the U.S. government as to the timely payment of interest and principal. Since 1983, the assets of Franklin U.S. Government Securities Fund have been invested solely in GNMAs.

During the past 12 months, we added lower-coupon GNMA mortgage pass-through securities to the portfolio in response to the lower interest-rate environment. Lower-coupon issues have less prepayment risk than higher-coupon securities, yet still provide income advantages relative to other government issues. Prepayment risk is the risk that the borrower will take advantage of lower interest rates to refinance his home loan, repaying the original mortgage holder ahead of time; thereby causing the mortgage holder to lose this source of income. In such an environment the returned principal can only be reinvested at the current, lower rates.

Please remember, this discussion reflects our views, opinions and portfolio holdings as of September 30, 1998, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the fund's portfolio composition. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

Sincerely,

Jack Lemein



Roger A. Bayston

T. Anthony Coffey

Portfolio Management Team
Franklin U.S. Government Securities Fund



PERFORMANCE SUMMARY

Class I

Franklin U.S. Government Securities Fund - Class I share price, as measured by net asset value, increased 10 cents, from $6.89 on September 30, 1997, to $6.99 on September 30, 1998. During the one-year reporting period, shareholders received income distributions totaling 45.8 cents ($0.458) per share. Distributions will vary based on the earnings of the fund's portfolio, and past distributions are not predictive of future trends.

Based on an annualization of September's monthly per-share dividend of 3.7 cents ($0.037) and the maximum offering price of $7.30 on September 30, 1998, your fund's distribution rate was 6.08%.

The graph on page 42 compares the performance of the fund's Class I shares over the past 10 years with that of the Lehman Brothers Intermediate U.S. Government Bond Index. As the graph illustrates, the fund's performance has closely followed that of the Lehman Brothers index, while surpassing the rate of inflation as measured by the Consumer Price Index (CPI).

GRAPHIC MATERIAL 16 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Keep in mind that an unmanaged market index has inherent performance differentials in comparison with any fund. An index doesn't pay management fees to cover salaries of securities analysts or portfolio managers, or pay commissions or market spreads to buy and sell stocks. Unlike an index, mutual funds are never fully invested because they need cash on hand to redeem shares. In addition, the performance shown for the fund includes the maximum initial sales charge, all fund expenses and account fees. If operating expenses such as Franklin U.S. Government Securities Fund's had been applied to the index, its performance would have been lower. Please remember that an index is simply a measure of performance, and one cannot invest in it directly.

Franklin U.S. Government Securities Fund - Class I

Periods ended 9/30/98

                                                                        Since
                                                                      Inception
                                       1-Year    5-Year     10-Year   (2/1/77)
Cumulative Total Return1               +8.41%    +38.83%   +126.20%   +702.27%
Average Annual Total Return2           +3.75%     +5.86%     +8.03%     +7.46%
Distribution Rate3              6.08%
30-Day Standardized Yield4      5.98%

1. Cumulative total return measures the change in value of an investment over the periods indicated and does not include the sales charge.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, maximum 4.25% initial sales charge. Prior to July 1, 1994, shares were offered at a lower initial sales charge with dividends reinvested at the offering price. Thus actual total returns would differ.
3. Distribution rate is based on an annualization of September's 3.7 cent per share monthly dividend and the maximum offering price of $7.30 on September 30, 1998.
4. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended September 30, 1998.

Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a Rule 12b-1 plan, which affects subsequent performance. All total return calculations assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.


Class II

Franklin U.S. Government Securities Fund - Class II share price, as measured by net asset value, increased 10 cents, from $6.87 on September 30, 1997, to $6.97 on September 30, 1998. During the one-year reporting period, shareholders received income distributions totaling 42.05 cents ($0.4205) per share. Distributions will vary based on the earnings of the fund's portfolio, and past distributions are not predictive of future trends.

Based on an annualization of September's monthly per-share dividend of 3.38 cents ($0.0338), plus a 12b-1 differential adjustment of 0.02 cents ($0.0002), and the maximum offering price of $7.04 on September 30, 1998, your fund's distribution rate was 5.76%.

The graph on page 45 compares the performance of the fund's Class II shares with that of the Lehman Brothers Intermediate U.S. Government Bond Index. As the graph illustrates, the fund's performance has closely followed that of the Lehman Brothers index, while surpassing the rate of inflation as measured by the Consumer Price Index (CPI).

Keep in mind that an unmanaged market index has inherent performance differentials in comparison with any fund. An index doesn't pay management fees to cover salaries of securities analysts or portfolio managers, or pay commissions or market spreads to buy and sell stocks. Unlike an index, mutual funds are never fully invested because they need cash on hand to redeem shares. In addition, the performance shown for the fund includes the sales charges, all fund expenses and account fees. If operating expenses such as Franklin U.S. Government Securities Fund's had been applied to the index, its performance would have been lower. Please remember that an index is simply a measure of performance, and one cannot invest in it directly.

GRAPHIC MATERIAL 17 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Franklin U.S. Government Securities Fund - Class II

Periods ended 9/30/98

                                                                       Since
                                                                     Inception
                                                1-Year     3-Year    (5/1/95)
Cumulative Total Return1                        +7.85%     +23.44%    +30.41%
Average Annual Total Return2                    +5.77%      +6.91%     +7.75%
Distribution Rate3              5.76%
30-Day Standardized Yield4      5.64%

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the 1.0% initial sales charge and the 1.0% contingent deferred sales charge, as applicable.
3. Distribution rate is based on an annualization of September's 3.38 cent per share monthly dividend, plus a 12b-1 differential adjustment of 0.02 cents, and the maximum offering price of $7.04 on September 30, 1998.
4. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended September 30, 1998.
All total return calculations assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.


Advisor Class

Franklin U.S. Government Securities Fund - Advisor Class share price, as measured by net asset value, increased 10 cents, from $6.90 on September 30, 1997, to $7.00 on September 30, 1998. During the one-year reporting period, shareholders received income distributions totaling 46.48 cents ($0.4648) per share. Distributions will vary based on the earnings of the fund's portfolio, and past distributions are not predictive of future trends.

Based on an annualization of September's monthly per-share dividend of 3.76 cents ($0.0376) and the net asset value price of $7.00 on September 30, 1998, your fund's distribution rate was 6.45%.

The graph on page 48 compares the performance of the fund's Advisor Class shares over the past 10 years with that of the Lehman Brothers Intermediate U.S. Government Bond Index. As the graph illustrates, the fund's performance has closely followed that of the Lehman Brothers index, while surpassing the rate of inflation as measured by the Consumer Price Index (CPI).

Keep in mind that an unmanaged market index has inherent performance differentials in comparison with any fund. An index doesn't pay management fees to cover salaries of securities analysts or portfolio managers, or pay commissions or market spreads to buy and sell stocks. Unlike an index, mutual funds are never fully invested because they need cash on hand to redeem shares. In addition, the performance shown for the fund includes all fund expenses and account fees. If operating expenses such as Franklin U.S. Government Securities Fund's had been applied to the index, its performance would have been lower. Please remember that an index is simply a measure of performance, and one cannot invest in it directly.

GRAPHIC MATERIAL 18 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Franklin U.S. Government Securities Fund - Advisor Class
Periods ended 9/30/98

                                                                        Since
                                                                      Inception
                                       1-Year*   5-Year*   10-Year*   (2/1/77)*
Cumulative Total Return1               +8.51%    +39.24%   +126.86%   +704.62%
Average Annual Total Return1           +8.51%     +6.84%     +8.54%     +7.64%
Distribution Rate3              6.45%
30-Day Standardized Yield4      6.35%

*On January 2, 1997, the fund began selling Advisor Class shares to certain eligible investors as described in the prospectus. This share class does not have sales charges or a Rule 12b-1 plan. Performance quotations have been calculated as follows: (a) For periods prior to January 2, 1997, figures reflect the fund's Class I performance, excluding the effect of the Class I sales charge, but including the effect of Class I expenses, including Rule12b-1 fees; and (b) for periods after January 1, 1997, figures reflect actual Advisor Class performance including the deduction of all fees and expenses applicable only to that class. Since January 2, 1997 (commencement of sales), the cumulative total return of Advisor Class shares was 16.85%.
1. Cumulative total return represents the change in value of an investment over the periods indicated. Average annual total return represents the average annual change in value of an investment over the periods indicated.
2. Distribution rate is based on an annualization of September's 3.76 cent per share monthly dividend and the net asset value price of $7.00 on September 30, 1998.
4. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended September 30, 1998.
All total return calculations assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 85 of this report.

FRANKLIN UTILITIES FUND

Franklin
Utilities Fund

In 1998, Franklin Utilities Fund celebrated its 50th anniversary. For half a century, the fund has offered investors a strong record of returns and consistent portfolio management. Franklin Utilities Fund's managers still follow the disciplined investment approach established for the fund since its inception on September 30, 1948.


Your Fund's Goal: Franklin Utilities Fund seeks both capital appreciation and current income from a portfolio of public utility industry securities.

For the year under review, Franklin Utilities Fund outperformed its comparison index, the S&P 500, with a +21.71% cumulative total return for Class I shares versus 9.05% for the S&P 500. The improving industry fundamentals, as well as the investor shift towards defensive investments fueled this superior performance.

The utility industry's performance started to top that of the S&P 500 in the fourth quarter of 1997, as investors sought a safe haven from the Asian currency crisis' volatility. With their high yields, predictable cash flow and earnings growth, the electric utilities group appeared very attractive relative to the broader market. World markets became volatile as the currency problem spread to the rest of the emerging markets and U.S. political turmoil surfaced. Analysts made downward revisions in their S&P 500 earnings and world gross domestic product (GDP) earnings forecasts, making the improving earnings estimates for the electric industry look even better.

The electric utility industry became cash-flow positive for the first time in 1996, reducing its need for issuing new debt and equity. According to the Edison Electric Institute, the industry payout ratio (the dividend per share/earnings per share) is down to a healthy 71.3%, pre-tax interest coverage (the number of times interest charges were earned by the corporation on a pretax basis) is at a 26-year high, and the equity ratio (the equity percentage of total capitalization) is at its highest level ever recorded.* With cash flow more than covering construction expenditures, electric utility management has an opportunity to implement very shareholder-friendly strategies. This will be the key to ensuring positive long-term earnings growth for the industry. The excess funds will likely be used to strengthen balance sheet and income statements through debt and interest expense reduction, to pursue profitable diversification efforts globally in the energy related field, and to buy back common shares in companies with strong balance sheets. Asset sales should further enhance the cash positions of many of these companies.

*Edison Electric Institute, 1996. Annual Report of the Investor-Owned Electric Utility Industry, latest edition.

Not only did the industry boast healthy earnings and cash flow projections, but regulatory clarity improved as well. The deregulation of the industry's generation segment, as set in motion by the National Energy Policy Act, continued to progress. So far, all states have made provisions for utilities to recover a substantial portion of their prior investments in generation plants, as those investments were made in good faith under the old regulatory scheme. States such as California, New Hampshire, Maine, Pennsylvania, Montana, Rhode Island, Massachusetts, Michigan, Oklahoma and Illinois have enacted legislation or commission orders directing restructuring, which benefited our holdings in Montana Power Co., Sempra Energy, Edison International and PG&E Corp.

Historically, those companies with a "first mover advantage" achieve a competitive edge in deregulating industries. In the electric industry, this has given management the financial and creative impetus to develop profitable, new, related services. Examples of such services are telecommunications, energy outsourcing, energy marketing, distributed generation, home security, engineering and construction, heating and air-conditioning, and international electric and gas distribution. Enron Corp., AES Trust, CMS Energy Trust, FPL Group, Inc., GPU, Inc., Conectiv Inc., Montana Power Co., Duke Energy Corp., Florida Progress Corp., Western Resources, Inc., Pinnacle West Capital Corp. and Edison International are existing portfolio holdings with such creative management strategies.

GRAPHIC MATERIAL 19 OMITTED - SEE APPENDIX AT END OF DOCUMENT
GRAPHIC MATERIAL 20 OMITTED - SEE APPENDIX AT END OF DOCUMENT

As a result of declining interest rates, four of the portfolio's different bond issues were called during the reporting period. This brought bonds as percentage of total net assets down to 13.1%. We primarily reinvested the proceeds in convertible securities including Texas Utilities Co. and MediaOne Group, Inc., bringing convertible securities up to 7.3% of total net assets. Common stock remained relatively stable at 75% of total net assets.

We are continuing our fifty-year strategy of buying high-quality utility companies with predictable earnings per share and advantageous market positioning. With attractive valuations relative to the broad market industries and a continually improving regulatory outlook, we believe this sector offers a compelling investment opportunity.

Please remember, this discussion reflects our views, opinions and portfolio holdings as of September 30, 1998, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the fund's portfolio composition. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

Sincerely,

Sally Edwards Haff

Portfolio Manager
Franklin Utilities Fund


PERFORMANCE SUMMARY

Class I

Franklin Utilities Fund - Class I produced a +21.71% cumulative total return for the one-year period ended September 30, 1998. Cumulative total return measures the change in value of an investment, assuming reinvestment of all distributions and does not include the sales charge. We have always maintained a long-term perspective when managing the fund, and we encourage shareholders to view their investments in a similar manner. As you can see from the table on page 55, the fund's Class I shares delivered a +201.95% cumulative total return for the 10-year period ended September 30, 1998.

The fund's share price, as measured by net asset value, increased $1.32, from $10.04 on September 30, 1997, to $11.36 on September 30, 1998. During the one-year reporting period, shareholders received per-share distributions consisting of dividend income totaling 52.4 cents ($0.524) and 26.24 cents ($0.2624) in long-term capital gains. Distributions will vary based on the fund's income and any profits realized from the sale of securities in the fund's portfolio. Past distributions are not predictive of future trends.

Based on the maximum offering price of $11.86 on September 30, 1998, and an annualization of September's quarterly dividend of 13.1 cents ($0.131) per share, the fund's distribution rate was 4.42%.

The graph on page 54 compares the performance of the fund's Class I shares over the past 10 years with that of the Standard & Poor's 500 Stock Index (S&P 500).

GRAPHIC MATERIAL 21 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Keep in mind that an unmanaged market index has inherent performance differentials in comparison with any fund. An index doesn't pay management fees to cover salaries of securities analysts or portfolio managers, or pay commissions or market spreads to buy and sell stocks. Unlike an index, mutual funds are never fully invested because they need cash on hand to redeem shares. In addition, the performance shown for the fund includes the maximum initial sales charge, all fund expenses and account fees. If operating expenses such as Franklin Utilities Fund's had been applied to the index, its performance would have been lower. Please remember that an index is simply a measure of performance, and one cannot invest in it directly.

Franklin Utilities Fund - Class I

Periods ended 9/30/98

                                                                       Since
                                                                     Inception
                                      1-Year    5-Year     10-Year   (9/30/48)
Cumulative Total Return1              +21.71%   +49.60%   +201.95%  +14,232.69%
Average Annual Total Return2          +16.49%    +7.45%     +11.20%   +10.34%
Value of $10,000 Investment3          $11,649   $14,322    $28,916  $1,369,850
Distribution Rate4            4.42%
30-Day Standardized Yield5    4.34%

                                 9/30/94  9/30/95   9/30/96   9/30/97   9/30/98
One-Year Total Return6           -17.85%  +24.19%   +5.94%    +13.72%   +21.71%

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include the sales charge.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, maximum 4.25% initial sales charge. Prior to July 1, 1994, fund shares were offered at a lower initial sales charge with dividends reinvested at the offering price. Thus actual total returns would differ.
3. These figures represent the value of a hypothetical $10,000 investment in the fund over the periods indicated and include the sales charge.
4. Distribution rate is based on an annualization of September's 13.1 cent per share quarterly dividend and the maximum offering price of $11.86 on September 30, 1998.
5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended September 30, 1998.
6. One-year total return represents the change in value of an investment over the periods ended on the specified dates and does not include the sales charge.
Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a Rule 12b-1 plan, which affects subsequent performance. All calculations assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
Franklin Utilities Fund - Class I paid distributions derived from long-term capital gains of 26.24 cents per share in December 1997. The fund hereby designates such distributions as capital gain dividends per Section 852
(b)(3) of the Internal Revenue Code.


Class II

Franklin Utilities Fund - Class II produced a +21.24% cumulative total return for the one-year period ended September 30, 1998. Cumulative total return measures the change in value of an investment, assuming reinvestment of all distributions and does not include sales charges. We have always maintained a long-term perspective when managing the fund, and we encourage shareholders to view their investments in a similar manner. As you can see from the table on page 57, the fund's Class II shares delivered a +63.27% cumulative total return since the shares became available on May 1, 1995.

The fund's share price, as measured by net asset value, increased $1.33, from $10.02 on September 30, 1997, to $11.35 on September 30, 1998. During the one-year reporting period, shareholders received per-share distributions consisting of dividend income totaling 46.96 cents ($0.4696) and 26.24 cents ($0.2624) in long-term capital gains. Distributions will vary based on the fund's income and any profits realized from the sale of securities in the fund's portfolio. Past distributions are not predictive of future trends.

Based on the maximum offering price of $11.46 on September 30, 1998, and an annualization of September's quarterly dividend of 12.65 cents ($0.1265), plus a 12b-1 differential adjustment of 0.07 cents ($0.0007) per share, the fund's distribution rate was 4.42%.

The graph on page 57 compares the performance of the fund's Class II shares with that of the Standard & Poor's 500 Stock Index (S&P 500).
Keep in mind that an unmanaged market index has inherent performance differentials in comparison with any fund. An index doesn't pay management fees to cover salaries of securities analysts or portfolio managers, or pay commissions or market spreads to buy and sell stocks. Unlike an index, mutual funds are never fully invested because they need cash on hand to redeem shares. In addition, the performance shown for the fund includes the sales charges, all fund expenses and account fees. If operating expenses such as Franklin Utilities Fund's had been applied to the index, its performance would have been lower. Please remember that an index is simply a measure of performance, and one cannot invest in it directly.

GRAPHIC MATERIAL 22 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Franklin Utilities Fund - Class II

Periods ended 9/30/98

                                                                         Since
                                                                       Inception
                                                  1-Year     3-Year    (5/1/95)
Cumulative Total Return1                          +21.24%    +44.47%    +63.27%
Average Annual Total Return2                      +19.05%    +12.66%    +15.09%
Value of $10,000 Investment3                      $11,905    $14,300    $16,163
Distribution Rate4              4.42%
30-Day Standardized Yield5      3.98%

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the 1.0% initial sales charge and the 1.0% contingent deferred sales charge, as applicable.
3. These figures represent the value of a hypothetical $10,000 investment in the fund over the periods indicated and include sales charges.
4. Distribution rate is based on an annualization of September's 12.65 cent per share quarterly dividend, plus a 12b-1 differential adjustment of 0.07 cents and the maximum offering price of $11.46 on September 30, 1998.
5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended September 30, 1998.
All calculations assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
Franklin Utilities Fund - Class II paid distributions derived from long-term capital gains of 26.24 cents per share in December 1997. The fund hereby designates such distributions as capital gain dividends per Section 852
(b)(3) of the Internal Revenue Code.

Advisor Class

Franklin Utilities Fund - Advisor Class produced a +22.20% cumulative total return for the one-year period ended September 30, 1998. Cumulative total return measures the change in value of an investment, assuming reinvestment of all distributions.

The fund's share price, as measured by net asset value, increased $1.35, from $10.04 on September 30, 1997, to $11.39 on September 30, 1998. During the one-year reporting period, shareholders received per-share distributions consisting of dividend income totaling 53.87 cents ($0.5387) and 26.24 cents ($0.2624) in long-term capital gains. Distributions will vary based on the fund's income and any profits realized from the sale of securities in the fund's portfolio. Past distributions are not predictive of future trends.

Based on the fund's net asset value price of $11.39 on September 30, 1998, and an annualization of September's quarterly dividend of 13.48 cents ($0.1348) per share, the fund's distribution rate was 4.73%.

The graph on page 60 compares the performance of the fund's Advisor Class shares over the past 10 years with that of the Standard & Poor's 500 Stock Index (S&P 500).

Keep in mind that an unmanaged market index has inherent performance differentials in comparison with any fund. An index doesn't pay management fees to cover salaries of securities analysts or portfolio managers, or pay commissions or market spreads to buy and sell stocks. Unlike an index, mutual funds are never fully invested because they need cash on hand to redeem shares. In addition, the performance shown for the fund includes all fund expenses and account fees. If operating expenses such as Franklin Utilities Fund's had been applied to the index, its performance would have been lower. Please remember that an index is simply a measure of performance, and one cannot invest in it directly.

GRAPHIC MATERIAL 23 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Franklin Utilities Fund - Advisor Class
Periods ended 9/30/98

                                                                       Since
                                                                     Inception
                                      1-Year*   5-Year*   10-Year*  (9/30/48)*
Cumulative Total Return1              +22.20%   +50.35%   +203.47%  +14,304.87%
Average Annual Total Return1          +22.20%    +8.50%     +11.74%   +10.45%
Value of $10,000 Investment2          $12,220   $15,035    $30,347  $1,440,487
Distribution Rate3            4.73%
30-Day Standardized Yield4    4.63%


                                 9/30/94  9/30/95   9/30/96   9/30/97   9/30/98
One-Year Total Return5           -17.85%  +24.19%   +5.94%    +13.83%   +22.20%

*On January 2, 1997, the fund began selling Advisor Class shares to certain eligible investors as described in the prospectus. This share class does not have sales charges or a Rule 12b-1 plan. Performance quotations have been calculated as follows: (a) For periods prior to January 2, 1997, figures reflect the fund's Class I performance, excluding the effect of the Class I sales charge, but including the effect of Class I expenses, including Rule 12b-1 fees; and (b) for periods after January 1, 1997, figures reflect actual Advisor Class performance including the deduction of all fees and expenses applicable only to that class. Since January 2, 1997 (commencement of sales), the cumulative total return of Advisor Class shares was 18.23%.
1. Cumulative total return represents the change in value of an investment over the periods indicated. Average annual total return represents the average annual change in value of an investment over the periods indicated.
2. These figures represent the value of a hypothetical $10,000 investment in the fund over the periods indicated.
3. Distribution rate is based on an annualization of September's 13.48 cent per share quarterly dividend and the net asset value price of $11.39 on September 30, 1998.
4. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended September 30, 1998.
5. One-year total return represents the change in value of an investment over the periods ended on the specified dates.
All total return calculations assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions and you may have a gain or loss when you sell your shares.
Franklin Utilities Fund - Advisor Class paid distributions derived from long-term capital gains of 26.24 cents per share in December 1997. The fund hereby designates such distributions as capital gain dividends per Section 852 (b)(3) of the Internal Revenue Code.



FRANKLIN CUSTODIAN FUNDS, INC.
Financial Highlights

Franklin DynaTech Fund
                                                                                     YEAR ENDED SEPTEMBER 30,
                                                                     --------------------------------------------------
CLASS I                                                                     1998     1997      1996++    1995      1994
-----------------------------------------------------------------------------------------------------------------------
Per share operating performance
(for a share outstanding throughout the year)
 Net asset value, beginning of year .................................     $18.48   $14.03    $12.78    $ 9.85    $10.29
                                                                     --------------------------------------------------
Income from investment operations:
 Net investment income ..............................................        .27      .10       .06       .12       .07
 Net realized and unrealized gains ..................................        .23     4.81      1.54      2.99       .21
                                                                     --------------------------------------------------
Total from investment operations ....................................        .50     4.91      1.60      3.11       .28
                                                                     --------------------------------------------------
Less distributions from:
 Net investment income ..............................................       (.17)    (.06)     (.12)     (.05)     (.12)
 Net realized gains .................................................       (.97)    (.40)     (.23)     (.13)     (.60)
                                                                     ---------------------------------------------------
Total distributions .................................................      (1.14)    (.46)    (.35)     (.18)      (.72)
                                                                     ---------------------------------------------------
Net asset value, end of year ........................................     $17.84   $18.48    $14.03    $12.78    $ 9.85
                                                                     ===================================================

Total return+ .......................................................       3.06%   35.63%    12.84%    32.10%     2.89%

Ratios/supplemental data
Net assets, end of year (000's) .....................................   $215,864 $188,102  $104,508   $92,987   $67,413
Ratios to average net assets:
 Expenses ...........................................................       1.02%    1.04%     1.05%     1.01%     1.00%
 Net investment income ..............................................       1.55%     .75%      .43%     1.11%      .69%
Portfolio turnover rate .............................................      10.84%    5.59%    11.94%     9.83%     9.73%


Class II
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year ..................................     $18.30     $14.03    $13.57
                                                                     --------------------------------
Income from investment operations:
 Net investment income ..............................................        .15        .07        --
 Net realized and unrealized gains ..................................        .17       4.66       .46
                                                                     --------------------------------
Total from investment operations ....................................        .32       4.73       .46
                                                                     --------------------------------
Less distributions from:
 Net investment income ..............................................       (.12)      (.06)       --
 Net realized gains .................................................       (.97)      (.40)       --
                                                                     ---------------------------------
Total distributions .................................................      (1.09)      (.46)       --
                                                                     ---------------------------------
 Net asset value, end of year .......................................     $17.53     $18.30     $14.03
                                                                     =================================
Total return+ .......................................................       2.03%     34.32%     3.39%
Ratios/supplemental data
Net assets, end of year (000's) .....................................    $12,358     $3,386        $--
Ratios to average net assets:
 Expenses ...........................................................       1.79%     1.82%       1.85%*
 Net investment income (loss) .......................................        .81%      .25%       (.14%)*
Portfolio turnover rate .............................................      10.84%     5.59%      11.94%

+Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized. Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.
++For the period September 16, 1996 (effective date) to September 30, 1996 for Class II.
*Annualized



FRANKLIN CUSTODIAN FUNDS, INC.
Statement of Investments, September 30, 1998

 DynaTech Fund                                                                                    SHARES        VALUE
 a  Common Stocks 53.8%
    Air Freight/Delivery Services .2%

    Air Express International Corp. ....................................................            15,000    $ 240,000
    C.H. Robinson Worldwide, Inc. ......................................................            10,000      201,250
                                                                                                          -------------
                                                                                                                441,250
                                                                                                          -------------
    Biotechnology .7%
 a  Amgen, Inc. ........................................................................            20,000    1,511,250
 a  Noven Pharmaceuticals, Inc. ........................................................            20,400       91,800
                                                                                                          -------------
                                                                                                              1,603,050
                                                                                                          -------------
    Broadcasting 1.5%
 a  Liberty Media Group, Class A .......................................................            55,968    2,053,326
    Time Warner, Inc. ..................................................................            15,000    1,313,438
                                                                                                          -------------
                                                                                                              3,366,764
                                                                                                          -------------
    Cellular Telephone .5%
 a  AirTouch Communications, Inc. ......................................................            20,000    1,140,000
                                                                                                          -------------
    Computer Software 9.5%
 a  Electronic Arts, Inc. ..............................................................            10,000      438,750
 a  i2 Technologies, Inc. ..............................................................            20,000      283,750
 a  Intuit, Inc. .......................................................................            25,000    1,164,063
 a  Microsoft Corp. ....................................................................           180,000   19,811,250
                                                                                                          -------------
                                                                                                             21,697,813
                                                                                                          -------------
    EDP Peripherals .7%
    Symbol Technologies, Inc. ..........................................................            30,000    1,539,375
                                                                                                          -------------
    EDP Services 1.9%
 a  Computer Sciences Corp.  ...........................................................            20,000    1,090,000
 a  Equant NV (Netherlands) ............................................................            15,000      690,000
    First Data Corp. ...................................................................            50,000    1,175,000
 a  International Network Services .....................................................            35,000    1,452,500
                                                                                                          -------------
                                                                                                              4,407,500
                                                                                                          -------------
    Electronic Data Processing 4.8%
    Compaq Computer Corp. ..............................................................           180,000    5,692,500
    Hewlett-Packard Co. ................................................................           100,000    5,293,750
                                                                                                          -------------
                                                                                                             10,986,250
                                                                                                          -------------
    Electronic Production Equipment .3%
 a  Applied Materials, Inc. ............................................................            30,000      757,500
    Environmental Services .5%
    Browning-Ferris Industries, Inc. ...................................................            20,000      605,000
 a  Casella Waste Systems, Inc. ........................................................            15,000      510,000
                                                                                                          -------------
                                                                                                              1,115,000
                                                                                                          -------------
    Finance Companies .1%
    Associates First Capital Corp. .....................................................             3,600      234,900
                                                                                                          -------------
    Financial Publishing/Services .4%
 a  ChoicePoint, Inc. ..................................................................             2,000       96,250
    Equifax, Inc. ......................................................................            20,000      713,750
                                                                                                          -------------
                                                                                                                810,000
                                                                                                          -------------
    Hospital/Nursing Management .2%
    Columbia/HCA Healthcare Corp. ......................................................            22,500      451,406
                                                                                                          -------------
    Internet Services
 a  RealNetworks, Inc. .................................................................             1,800       62,438
                                                                                                          -------------

    Investment Bankers/Brokers/Services .1%
 a  E*TRADE Group, Inc. ................................................................            10,000    $ 186,875
                                                                                                          -------------
    Major Pharmaceuticals 5.6%
    Merck & Co., Inc. ..................................................................            15,000    1,943,438
    Schering-Plough Corp. ..............................................................            40,000    4,142,500
    Warner-Lambert Co. .................................................................            90,000    6,795,000
                                                                                                          -------------
                                                                                                             12,880,938
                                                                                                          -------------
    Major U.S. Telecommunications .4%
    AT&T Corp. .........................................................................            15,000      876,563
                                                                                                          -------------
    Managed Health Care .9%
 a  PacifiCare Health Systems, Inc., Class B ...........................................            15,000    1,117,500
    United Healthcare Corp. ............................................................            30,000    1,050,000
                                                                                                          -------------
                                                                                                              2,167,500
                                                                                                          -------------
    Medical Electronics .9%
    Medtronic, Inc. ....................................................................            20,000    1,157,500
 a  Uniphase Corp. .....................................................................            20,000      820,000
                                                                                                          -------------
                                                                                                              1,977,500
                                                                                                          -------------
    Medical Specialties .4%
 a  Boston Scientific Corp. ............................................................            15,000      770,625
    Mentor Corp. .......................................................................             5,000       56,875
                                                                                                          -------------
                                                                                                                827,500
                                                                                                          -------------
    Newspapers .2%
    News Corp., Ltd., Sponsored ADR (Australia) ........................................            20,000      512,500
                                                                                                          -------------
    Oilfield Services/Equipment .7%
    Schlumberger, Ltd. .................................................................            30,000    1,509,375
                                                                                                          -------------
    Other Specialty Stores .6%
 a  Toys R Us, Inc. ....................................................................            78,000    1,262,625
                                                                                                          -------------
    Other Telephone/Communications 1.1%
 a  Loral Space & Communication, Ltd. ..................................................            30,000      442,500
 a  MCI WorldCom, Inc. .................................................................            40,000    1,955,000
                                                                                                          -------------
                                                                                                              2,397,500
                                                                                                          -------------
    Package Goods/Cosmetics .4%
    Estee Lauder Cos., Class A .........................................................            20,000    1,025,000
                                                                                                          -------------
    Precision Instruments .4%
 a  Waters Corp. .......................................................................            13,800      924,600
                                                                                                          -------------
    Semiconductors 11.0%
 a  ARM Holdings Plc., Sponsored ADR (United Kingdom) ..................................               600       27,000
 a  Broadcom Corp., Class A ............................................................               800       56,800
    Intel Corp. ........................................................................           280,000   24,010,000
    Linear Technology Corp. ............................................................            15,000      750,000
 a  Xilinx, Inc. .......................................................................            10,000      350,000
                                                                                                          -------------
                                                                                                             25,193,800
                                                                                                          -------------
    Services To The Health Industry 1.2%
    HBO & Co. ..........................................................................            60,000    1,732,500
    IMS Health, Inc. ...................................................................            15,000      929,063
                                                                                                          -------------
                                                                                                              2,661,563
                                                                                                          -------------
    Specialty Chemicals .6%
    Sigma-Aldrich Corp. ................................................................            50,000    1,443,750
                                                                                                          -------------

    Telecommunications Equipment 7.5%
 a  3Com Corp. .........................................................................            20,000    $ 601,250
 a  Cisco Systems, Inc. ................................................................           135,000    8,344,688
    Lucent Technologies, Inc. ..........................................................            21,204    1,464,401
    Motorola, Inc. .....................................................................           140,000    5,976,250
 a  Tellabs, Inc. ......................................................................            20,000      796,250
                                                                                                          -------------
                                                                                                             17,182,839
                                                                                                          -------------
    Unregulated Power Generation .5%
 a  AES Corp. ..........................................................................            30,000    1,111,872
                                                                                                          -------------
    Total Common Stocks (Cost $35,857,627) .............................................                    122,755,546
                                                                                                          -------------


                                                                                                 PRINCIPAL


                                                                                                  AMOUNT
 d  Repurchase Agreement 46.2%
    Joint Repurchase Agreement, 5.275%, 10/01/98
 (Maturity Value $105,494,295) (Cost $105,478,839) .....................................      $105,478,839  105,478,839
     BankAmerica Securities, Inc. (Maturity Value $10,629,605)
     Barclays Capital Group, Inc. (Maturity Value $9,827,850)
     BT Alex Brown, Inc. (Maturity Value $10,629,605)
     Chase Securities, Inc. (Maturity Value $10,629,605)
     CIBC Wood Gundy Securities Corp. (Maturity Value $10,629,605)
     Donaldson, Lufkin & Jenrette Securities Corp. (Maturity Value $10,629,605)
     Dresdner Kleinwort Benson, North America, L.L.C. (Maturity Value $10,629,605)
     Greenwich Capital Markets, Inc. (Maturity Value $10,629,605)
     Paribas Corp. (Maturity Value $10,629,605)
     Warburg Dillion Read, L.L.C. (Maturity Value $10,629,605)
       Collateralized by U.S. Treasury Bills & Notes
    Total Investments (Cost $141,336,466) 100.0% .......................................                    228,234,385
                                                                                                          -------------
    Other Assets, less Liabilities .....................................................                        (11,564)
                                                                                                          -------------
    Net Assets 100.0%...................................................................                   $228,222,821
                                                                                                          =============

aNon-income producing.
dSee note 1(c) regarding joint repurchase agreement.



FRANKLIN CUSTODIAN FUNDS, INC.
Financial Highlights

Franklin Growth Fund
                                                                                     YEAR ENDED SEPTEMBER 30,
                                                                     -----------------------------------------------------
CLASS I                                                                     1998     1997      1996      1995++    1994
--------------------------------------------------------------------------------------------------------------------------
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year ..................................        $27.09   $22.82    $19.38    $14.96    $14.25
                                                                     -----------------------------------------------------
Income from investment operations:
 Net investment income ..............................................           .49      .36       .22       .17       .19
 Net realized and unrealized gains ..................................          1.71     4.34      3.53      4.43       .90
                                                                     -----------------------------------------------------
Total from investment operations ....................................          2.20     4.70      3.75      4.60      1.09
                                                                     -----------------------------------------------------
Less distributions from:
 Net investment income ..............................................          (.47)    (.23)     (.16)     (.14)     (.30)
 Net realized gains .................................................          (.24)    (.20)     (.15)     (.04)     (.08)
                                                                     ------------------------------------------------------
Total distributions .................................................          (.71)    (.43)     (.31)     (.18)     (.38)
                                                                     ------------------------------------------------------
Net asset value, end of year ........................................        $28.58   $27.09    $22.82    $19.38    $14.96
                                                                     =====================================================

Total return+ .......................................................          8.22%   20.84%    19.60%    31.11%     7.63%

Ratios/supplemental data
Net assets, end of year (000's) ....................................   . $1,635,780$1,435,561$1,020,486 $712,866  $516,620
Ratios to average net assets:
 Expenses ...........................................................           .88%     .89%      .87%      .90%      .77%
 Net investment income ..............................................          1.78%    1.60%     1.16%     1.08%     1.23%
Portfolio turnover rate .............................................           .58%    1.77%     2.03%     1.39%     6.52%

Class II
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year ..................................        $26.70   $22.60    $19.33    $16.88
                                                                     -------------------------------------------
Income from investment operations:
 Net investment income ..............................................           .29      .20       .12       .02
 Net realized and unrealized gains ..................................          1.66     4.25      3.46      2.43
                                                                     -------------------------------------------
Total from investment operations ....................................          1.95     4.45      3.58      2.45
                                                                     -------------------------------------------
Less distributions from:
 Net investment income ..............................................          (.30)    (.15)     (.16)    --
 Net realized gains .................................................          (.24)    (.20)     (.15)    --
                                                                     -------------------------------------------
Total distributions .................................................          (.54)    (.35)     (.31)    --
                                                                     -------------------------------------------
Net asset value, end of year ........................................        $28.11   $26.70    $22.60    $19.33
                                                                     ===========================================

Total return+ .......................................................          7.39%   19.91%    18.73%    14.72%

Ratios/supplemental data
Net assets, end of year (000's) .....................................      $189,572 $117,218   $43,417    $4,161
Ratios to average net assets:
 Expenses ...........................................................          1.65%    1.66%     1.63%     1.79%*
 Net investment income ..............................................          1.02%     .85%      .40%      .37%*
Portfolio turnover rate .............................................           .58%    1.77%     2.03%     1.39%


+Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized. Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.
++For the period May 1, 1995 (effective date) to September 30, 1995 for Class
II.
*Annualized



Franklin Growth Fund (cont.)
                                                                                                            Year Ended
                                                                                                          September 30,
                                                                                                    ---------------------
Advisor Class                                                                                            1998     1997++
-------------------------------------------------------------------------------------------------------------------------
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year .................................................................      $27.13   $23.24
                                                                                                    ---------------------
Income from investment operations:
 Net investment income .............................................................................         .57      .25
 Net realized and unrealized gains .................................................................        1.69     3.64
                                                                                                    ---------------------
Total from investment operations ...................................................................        2.26     3.89
                                                                                                    ---------------------
Less distributions from:
 Net investment income .............................................................................        (.52)     --
 Net realized gains ................................................................................        (.24)     --
                                                                                                    ---------------------
Total distributions ................................................................................        (.76)     --
                                                                                                    ---------------------
Net asset value, end of year .......................................................................      $28.63   $27.13
                                                                                                    =====================

Total return+ ......................................................................................        8.47%   16.74%

Ratios/supplemental data
Net assets, end of year (000's) ....................................................................     $41,871  $25,823
Ratios to average net assets:
 Expenses ..........................................................................................         .65%     .66%*
 Net investment income .............................................................................        2.01%    1.93%*
Portfolio turnover rate ............................................................................         .58%    1.77%


+Total return is not annualized.
++For the period January 2, 1997 (effective date) to September 30, 1997. *Annualized


FRANKLIN CUSTODIAN FUNDS, INC.
Statement of Investments, September 30, 1998



                                                                                                SHARES/
   Growth Fund                                                                                 WARRANTS        VALUE
 a,c,gCommon Stocks and Warrants 69.7%
    Commercial Services 2.0%
 a  ACNielsen Corp. ....................................................................            81,333  $ 1,809,659
    Dun & Bradstreet Corp. .............................................................           244,000    6,588,000
    Equifax, Inc. ......................................................................           400,000   14,275,000
 a,c,gFRM Nexus, Inc. ..................................................................           172,650      129,488
    Kelly Services, Inc., Class A ......................................................           300,000    9,412,500
    Nielsen Media Research .............................................................            81,333      833,663
 a  Programming & Systems, Inc. ........................................................           345,300        6,906
    R.H. Donnelley Corp. ...............................................................            48,800      603,900
    Wallace Computer Services, Inc. ....................................................           200,000    3,587,500
                                                                                                          -------------
                                                                                                             37,246,616
                                                                                                          -------------
    Consumer Durables 1.8%
    Eastman Kodak Co. ..................................................................           200,000   15,462,500
    Genuine Parts Co. ..................................................................           135,000    4,058,438
    Mattel, Inc. .......................................................................           300,000    8,400,000
    Polaroid Corp. .....................................................................           200,000    4,912,500
                                                                                                          -------------
                                                                                                             32,833,438
                                                                                                          -------------
    Consumer Non-Durables 2.7%
    American Greetings Corp., Class A ..................................................           300,000   11,868,750
    Hershey Foods Corp. ................................................................           258,200   17,670,563
    International Flavors & Fragrances, Inc. ...........................................           400,000   13,200,000
    Nature's Sunshine Products, Inc. ...................................................            33,000      528,000
    V.F. Corp. .........................................................................           200,000    7,425,000
                                                                                                          -------------
                                                                                                             50,692,313
                                                                                                          -------------
    Consumer Services 3.6%
    Disney (Walt) Co. ..................................................................           914,796   23,155,774
 a  Intervisual Books, Inc. ............................................................           100,000      107,810
 a  King World Productions, Inc. .......................................................            20,000      522,500
    Time Warner, Inc. ..................................................................           450,000   39,403,125
 a  USA Networks, Inc. .................................................................           200,000    3,887,500
                                                                                                          -------------
                                                                                                             67,076,709
                                                                                                          -------------
    Electronic Technology 14.5%
    AMP, Inc. ..........................................................................           400,000   14,300,000
 a  Apple Computer, Inc. ...............................................................           100,000    3,812,500
    Boeing Co. .........................................................................           500,000   17,156,250
 a  Cabletron Systems, Inc. ............................................................           500,000    5,625,000
 a  Cisco Systems, Inc. ................................................................           337,500   20,861,719
    Compaq Computer Corp. ..............................................................           150,000    4,743,750
 a  Computer Sciences Corp. ............................................................           900,000   49,050,000
    Cordant Technologies, Inc. .........................................................           240,000   10,155,000
 a  Dell Computer Corp. ................................................................            20,000    1,315,000
 a  Dionex Corp. .......................................................................           200,000    4,650,000
    Hewlett-Packard Co. ................................................................           400,000   21,175,000
    Intel Corp. ........................................................................           100,000    8,575,000
    International Business Machines Corp. ..............................................           280,000   35,840,000
    Lockheed Martin Corp. ..............................................................           162,600   16,392,113
    Molex, Inc. ........................................................................           117,187    3,398,423
    Molex, Inc., Class A ...............................................................           117,187    3,178,697
    Raytheon Co., Class B ..............................................................           500,000   26,968,750
    Rockwell International Corp. .......................................................           100,000    3,612,500
 a  Sun Microsystems, Inc. .............................................................           100,000    4,981,250
    United Technologies Corp. ..........................................................           200,000   15,287,500
                                                                                                          -------------
                                                                                                            271,078,452
                                                                                                          -------------
    Energy Minerals 1.6%
    Atlantic Richfield Co. .............................................................           180,000   12,768,750
    Murphy Oil Corp. ...................................................................            40,000    1,550,000
    Energy Minerals (cont.)
    Royal Dutch Petroleum Co., New York Shares (Netherlands) ...........................           280,000 $ 13,335,000
    Union Pacific Resources Group, Inc. ................................................           101,633    1,251,356
                                                                                                          -------------
                                                                                                             28,905,106
                                                                                                          -------------
    Finance .1%
 a  ChoicePoint, Inc. ..................................................................            40,000    1,925,000
                                                                                                          -------------
    Health Technology 22.2%
    Abbott Laboratories ................................................................           400,000   17,375,000
    Allergan, Inc. .....................................................................           200,000   11,675,000
 a  Allergan Specialty Therapeutics, Inc., Class A .....................................            10,000       97,500
 a  Alza Corp. .........................................................................           100,000    4,337,500
 a  Alza Corp., wts., 12/31/99 .........................................................             8,000        3,000
    American Home Products Corp. .......................................................           600,000   31,425,000
 a  Amgen, Inc. ........................................................................           200,000   15,112,500
    Baxter International, Inc. .........................................................           250,000   14,875,000
    Bristol-Myers Squibb Co. ...........................................................           320,000   33,240,000
 a  Crescendo Pharmaceuticals Corp. ....................................................             5,000       65,938
 a  Genentech, Inc. ....................................................................           200,000   14,375,000
 a  Immunex Corp. ......................................................................            20,000    1,107,500
    Johnson & Johnson ..................................................................           400,000   31,300,000
    Lilly (Eli) & Co. ..................................................................           400,000   31,325,000
    Mallinckrodt, Inc. .................................................................           116,000    2,356,250
    Merck & Co., Inc. ..................................................................           200,000   25,912,500
 a  Perrigo Co. ........................................................................           200,000    1,825,000
    Pfizer, Inc. .......................................................................           640,000   67,800,000
 a  Respironics, Inc. ..................................................................            98,000    1,102,500
    Schering-Plough Corp. ..............................................................           900,000   93,206,250
    U.S. Surgical Corp. ................................................................           400,000   16,696,469
                                                                                                          -------------
                                                                                                            415,212,907
                                                                                                          -------------
    Industrial Services 1.7%
    Browning-Ferris Industries, Inc. ...................................................           165,000    4,991,250
    Schlumberger, Ltd. .................................................................           400,000   20,125,000
    Waste Management, Inc. .............................................................           152,250    7,317,516
                                                                                                          -------------
                                                                                                             32,433,766
                                                                                                          -------------
    Non-Energy Minerals
    Deltic Timber Corp. ................................................................            11,428      205,704
                                                                                                          -------------
    Process Industries 5.1%
    Air Products & Chemicals, Inc. .....................................................           400,000   11,900,000
    Avery Dennison Corp. ...............................................................           220,000    9,611,250
    BetzDearborn, Inc. .................................................................           300,000   20,737,500
    Eastman Chemical Co. ...............................................................            25,000    1,260,938
 a  Imation Corp. ......................................................................            37,200      688,200
 a  Ionics, Inc. .......................................................................           400,000   10,600,000
    Millipore Corp. ....................................................................           400,000    7,625,000
    National Service Industries, Inc. ..................................................           100,000    3,187,500
    NCH Corp. ..........................................................................           200,000   12,275,000
    Pall Corp. .........................................................................           500,000   11,093,750
    Sigma-Aldrich Corp. ................................................................           200,000    5,775,000
                                                                                                          -------------
                                                                                                             94,754,138
                                                                                                          -------------
    Producer Manufacturing 3.8%
    Caterpillar, Inc. ..................................................................           200,000    8,912,500
    Deere & Co. ........................................................................           200,000    6,050,000
    Emerson Electric Co. ...............................................................           100,000    6,225,000
    Meritor Automotive, Inc. ...........................................................            16,666      251,032
    Minnesota Mining & Manufacturing Co. ...............................................           400,000   29,475,000
 a  Osmonics, Inc. .....................................................................           292,500    3,034,688
    Producer Manufacturing (cont.)
    Raychem Corp. ......................................................................           400,000  $ 9,750,000
    Teleflex, Inc. .....................................................................           200,000    7,000,000
                                                                                                          -------------
                                                                                                             70,698,220
                                                                                                          -------------
    Retail Trade .4%
    Tiffany & Co. ......................................................................           170,000    5,333,751
    Weis Markets, Inc. .................................................................            58,218    2,008,521
                                                                                                          -------------
                                                                                                              7,342,272
                                                                                                          -------------
    Technology Services 2.8%
    Allegiance Corp. ...................................................................           100,000    2,975,000
    Automatic Data Processing, Inc. ....................................................           400,000   29,900,000
    IMS Health, Inc. ...................................................................           244,000   15,112,750
 a  MedPartners, Inc. ..................................................................            75,625      245,781
 a  Microsoft Corp. ....................................................................            40,000    4,402,500
                                                                                                          -------------
                                                                                                             52,636,031
                                                                                                          -------------
    Transportation 6.3%
 a  AMR Corp. ..........................................................................           620,000   34,371,250
    British Airways Plc., Sponsored ADR (United Kingdom) ...............................           100,000    6,150,000
    Canadian Pacific, Ltd. (Canada) ....................................................           121,500    2,513,530
 a  Continental Airlines, Inc., Class B ................................................            67,500    2,548,124
    Delta Air Lines, Inc. ..............................................................           292,900   28,484,524
    KLM Royal Dutch Airlines (Netherlands) .............................................            99,000    2,450,250
 a  Northwest Airlines Corp. ...........................................................           200,000    5,012,500
 a  UAL Corp. ..........................................................................           368,100   23,857,480
    Union Pacific Corp. ................................................................           300,000   12,787,500
                                                                                                          -------------
                                                                                                            118,175,158
                                                                                                          -------------
    Utilities 1.1%
    Coastal Corp. ......................................................................           600,000   20,250,000
                                                                                                          -------------
    Total Common Stocks and Warrants (Cost $570,528,823) ...............................                  1,301,465,830
                                                                                                          -------------

                                                                                               PRINCIPAL
                                                                                                AMOUNT
 d  Repurchase Agreement 32.2%
    Joint Repurchase Agreement, 5.275%, 10/01/98
(Maturity Value $601,790,166) (Cost $601,702,000) ......................................      $601,702,000  601,702,000
     BankAmerica Securities, Inc. (Maturity Value $60,636,377)
     Barclays Capital Group, Inc. (Maturity Value $56,062,773)
     BT Alex Brown, Inc. (Maturity Value $60,636,377)
     Chase Securities, Inc. (Maturity Value $60,636,377)
     CIBC Wood Gundy Securities Corp. (Maturity Value $60,636,377)
     Donaldson, Lufkin & Jenrette Securities Corp. (Maturity Value $60,636,377)
     Dresdner Kleinwort Benson, North America, L.L.C. (Maturity Value $60,636,377)
     Greenwich Capital Markets, Inc. (Maturity Value $60,636,377)
     Paribas Corp. (Maturity Value $60,636,377)
     Warburg Dillion Read, L.L.C. (Maturity Value $60,636,377)
       Collateralized by U.S. Treasury Bills & Notes
    Total Investments (Cost $1,172,230,823) 101.9% .....................................                  1,903,167,830
                                                                                                          -------------
    Other Assets, less Liabilities (1.9%) ..............................................                    (35,944,317)
                                                                                                          -------------
    Net Assets 100.0% ..................................................................                 $1,867,223,513
                                                                                                          =============

aNon-income producing.
cSee Note 7 regarding restricted securities.
dSee Note 1(c) regarding joint repurchase agreement.
gThe Investment Company Act of 1940 defines "affiliated companies" as investments in portfolio companies in which the Fund owns 5% of more of the outstanding voting securities. Investments in non-controlled "affiliated companies" at September 30, 1998 were $129,488.


FRANKLIN CUSTODIAN FUNDS, INC.
Financial Highlights

Franklin Income Fund
                                                                                     YEAR ENDED SEPTEMBER 30,
                                                                     -----------------------------------------------------
CLASS I                                                                     1998     1997      1996      1995++    1994
--------------------------------------------------------------------------------------------------------------------------
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year ..................................         $2.49    $2.30     $2.30     $2.22     $2.46
                                                                     -----------------------------------------------------
Income from investment operations:
 Net investment income ..............................................           .17      .18       .19       .18       .17
 Net realized and unrealized gains (losses) .........................          (.11)     .20       .02       .11      (.20)
                                                                     ------------------------------------------------------
Total from investment operations ....................................           .06      .38       .21       .29      (.03)
                                                                     ------------------------------------------------------
Less distributions from:
 Net investment income ..............................................          (.18)    (.18)     (.18)     (.18)     (.18)
 Net realized gains .................................................          (.03)    (.01)     (.03)     (.03)     (.03)
                                                                     ------------------------------------------------------
Total distributions .................................................          (.21)    (.19)     (.21)     (.21)     (.21)
                                                                     ------------------------------------------------------
Net asset value, end of year ........................................         $2.34    $2.49     $2.30     $2.30     $2.22
                                                                     ======================================================

Total return+ .......................................................          2.23%   17.31%     9.43%    14.00%    (1.52%)

Ratios/supplemental data
Net assets, end of year (000's) .....................................   $7,704,983$7,738,746 $6,780,153$5,885,788$4,891,505
Ratios to average net assets:
 Expenses ...........................................................           .72%     .72%      .70%      .71%      .64%
 Net investment income ..............................................          6.83%    7.45%     8.27%     8.26%     7.37%
Portfolio turnover rate .............................................         22.01%   16.15%    25.29%    58.64%    23.37%

Class II
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year ..................................         $2.49    $2.30     $2.30     $2.18
                                                                     -------------------------------------------
Income from investment operations:
 Net investment income ..............................................           .16      .16       .17       .08
 Net realized and unrealized gains (losses) .........................          (.11)     .21       .03       .11
                                                                     -------------------------------------------
Total from investment operations ....................................           .05      .37       .20       .19
                                                                     -------------------------------------------
Less distributions from:
 Net investment income ..............................................          (.17)    (.17)     (.17)     (.07)
 Net realized gains .................................................          (.03)    (.01)     (.03)       --
                                                                     -------------------------------------------
Total distributions .................................................          (.20)    (.18)     (.20)     (.07)
                                                                     -------------------------------------------
Net asset value, end of year ........................................         $2.34    $2.49     $2.30     $2.30
                                                                     -------------------------------------------

Total return+ .......................................................          1.70%   16.72%     8.86%     8.96%

Ratios/supplemental data
Net assets, end of year (000's) .....................................    $1,014,634 $695,355  $343,314   $65,822
Ratios to average net assets:
 Expenses ...........................................................          1.22%    1.22%     1.21%     1.23%*
 Net investment income ..............................................          6.35%    6.96%     7.84%     7.89%*
Portfolio turnover rate .............................................         22.01%   16.15%    25.29%    58.64%

+Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized. Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.
++For the period May 1, 1995 (effective date) to September 30, 1995 for Class
II.
*Annualized



Franklin Income Fund (cont.)
                                                                                                            Year Ended
                                                                                                          September 30,
                                                                                                       ------------------
Advisor Class                                                                                            1998     1997++
-------------------------------------------------------------------------------------------------------------------------
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year .................................................................       $2.48    $2.34
                                                                                                       ------------------
Income from investment operations:
 Net investment income .............................................................................         .17      .14
 Net realized and unrealized gains (losses) ........................................................        (.10)     .14
                                                                                                       ------------------
Total from investment operations ...................................................................         .07      .28
                                                                                                       ------------------
Less distributions from:
 Net investment income .............................................................................        (.18)    (.14)
 Net realized gains ................................................................................        (.03)   --
                                                                                                       ------------------
Total distributions ................................................................................        (.21)    (.14)
                                                                                                       ------------------
Net asset value, end of year .......................................................................       $2.34    $2.48
                                                                                                       ==================

Total return+ ......................................................................................        2.82%   12.31%

Ratios/supplemental data
Net assets, end of year (000's) ....................................................................     $21,851  $13,318
Ratios to average net assets:
 Expenses ..........................................................................................         .57%     .57%*
 Net investment income .............................................................................        7.02%    7.58%*
Portfolio turnover rate ............................................................................       22.01%   16.15%


+Total return is not annualized.
++For the period January 2, 1997 (effective date) to September 30, 1997. *Annualized


FRANKLIN CUSTODIAN FUNDS, INC.
Statement of Investments, September 30, 1998



   Income Fund                                                                               SHARES            VALUE
 a,c,gCommon Stocks 32.0%
    Consumer Durables .3%
    General Motors Corp. ...............................................................     550,000            $30,078,125
                                                                                                             --------------
    Consumer Non-Durables 1.9%
    Phillip Morris Cos., Inc. ..........................................................   3,300,000            152,006,250
    RJR Nabisco Holdings Corp. .........................................................     600,000             15,112,500
                                                                                                             --------------
                                                                                                                167,118,750
                                                                                                             --------------
    Electronic Technology .1%
 a  Anacomp, Inc. ......................................................................     600,000              7,875,000
                                                                                                             --------------
    Energy Minerals 1.7%
    Athabasca Oil Sands Trust (Canada) .................................................   2,700,000             30,870,790
    BP Prudhoe Bay Royalty Trust .......................................................     500,000              4,656,250
    Canadian Oil Sands Trust Units (Canada) ............................................   2,400,000             31,843,795
    McDermott International, Inc. ......................................................   1,400,000             37,712,500
    Pioneer Natural Resources Co. ......................................................   1,200,015             16,875,211
 a  Santa Fe Energy Resources, Inc. ....................................................   1,122,805             10,596,472
    Snyder Oil Corp. ...................................................................      60,000                956,250
    Ultramar Diamond Shamrock Corp. ....................................................     625,000             14,218,750
                                                                                                             --------------
                                                                                                                147,730,018
                                                                                                             --------------
    Non-Energy Minerals 1.2%
    Anglo American Platinum Corp., Ltd., ADR (South Africa) ............................     943,691             13,802,330
    Anglogold, Ltd., ADR (South Africa) ................................................   2,320,000             62,350,000
    DeBeers Consolidated Mines, Ltd., ADR (South Africa) ...............................     400,000              5,025,000
    Freeport-McMoRan Copper & Gold, Inc., Class A ......................................     705,000              8,239,688
    Impala Platinum Holdings, Ltd., ADR (South Africa) .................................   1,184,200             14,601,068
    Samancor, Ltd., Unsponsored ADR (South Africa) .....................................     300,000              1,632,660
                                                                                                             --------------
                                                                                                                105,650,746
                                                                                                             --------------
    Process Industries .3%
 a,c,gBibb Co. .........................................................................   2,097,122             25,951,885
                                                                                                             --------------
    Real Estate .1%
    Meditrust Cos. .....................................................................     720,960             12,301,380
                                                                                                             --------------
    Telecommunications .5%
    US West, Inc. ......................................................................     800,000             41,950,000
                                                                                                             --------------
    Utilities 25.6%
    American Electric Power Co., Inc. ..................................................   2,200,000            107,387,500
    Central & South West Corp. .........................................................   3,800,000            108,537,500
    Cinergy Corp. ......................................................................   2,400,000             91,800,000
    Conectiv, Inc. .....................................................................   2,800,000             63,875,000
    Dominion Resources, Inc. ...........................................................   2,500,000            111,562,500
    Edison International ...............................................................   3,100,000             79,631,250
    Energy East Corp. ..................................................................   1,000,000             51,000,000
    Entergy Corp. ......................................................................   3,700,000            113,775,000
    FirstEnergy Corp. ..................................................................   2,100,000             65,231,250
    Florida Progress Corp. .............................................................   2,722,800            117,931,275
    FPL Group, Inc. ....................................................................   1,400,000             97,562,500
    GPU, Inc. ..........................................................................   1,700,000             72,250,000
    Hawaiian Electric Industries, Inc. .................................................     610,000             25,162,500
    Houston Industries, Inc. ...........................................................   1,900,000             59,137,500
    MarketSpan Corp. ...................................................................   1,584,000             45,441,000
    Nevada Power Co. ...................................................................     825,000             22,171,875
    New Century Energies, Inc. .........................................................   1,805,000             87,880,938
    New England Electric System ........................................................   1,900,000             78,850,000
    Northern States Power Co. ..........................................................   2,020,000             56,686,250
    PacifiCorp .........................................................................     525,000             10,073,438
    PECO Energy Co. ....................................................................   3,000,000            109,687,500
    PG&E Corp. .........................................................................   3,200,000            102,200,000
    Utilities (cont.)
    Potomac Electric Power Co. .........................................................   2,100,000          $  55,650,000
    Public Service Enterprise Group, Inc. ..............................................   2,350,000             92,384,375
    SCANA Corp. ........................................................................     800,000             26,850,000
    Sempra Energy ......................................................................   3,100,000             80,793,750
    Southern Co. .......................................................................   2,700,000             79,481,250
    Texas Utilities Co. ................................................................   2,737,250            127,453,203
    Western Resources, Inc. ............................................................   2,200,000             91,025,000
                                                                                                             --------------
                                                                                                              2,231,472,354
                                                                                                             --------------
    Miscellaneous .3%
    Miscellaneous ......................................................................                         27,001,257
                                                                                                             --------------
    Total Common Stocks (Cost $2,101,594,958) ..........................................                      2,797,129,515
                                                                                                             --------------
    Preferred Stocks 10.3%
    Consumer Services 1.2%
    CSC Holdings, Inc., 8.50% cvt. pfd., Series I ......................................     700,000             46,200,000
    Host Marriott Financial Trust, 6.75% cvt. pfd., 144A ...............................   1,100,000             43,381,250
    MediaOne Group, Inc., 6.25%, 8/15/01, cvt. pfd. ....................................     250,000             13,968,750
                                                                                                             --------------
                                                                                                                103,550,000
                                                                                                             --------------
    Energy Minerals 2.5%
    Chesapeake Energy Corp., 7.00% cvt. pfd., 144A .....................................     800,000             13,000,000
    Devon Financing Trust, $3.25 cvt. pfd., 144A .......................................     570,000             34,271,250
    Enron Corp., 6.25% cvt. pfd. .......................................................   2,350,000             40,831,250
    EVI, Inc., 5.00% cvt. pfd., 144A ...................................................   1,200,000             40,350,000
    Lomak Financing Trust, 5.75% cvt. pfd., 144A .......................................   1,200,000             33,000,000
    Nuevo Energy Co., 5.75% cvt. pfd., Series A ........................................   1,450,000             52,200,000
    Patina Oil & Gas Corp., 7.125% cvt. pfd. ...........................................     158,100              3,399,150
                                                                                                             --------------
                                                                                                                217,051,650
                                                                                                             --------------
    Non-Energy Minerals 1.2%
    Amax Gold, Inc., $3.75 cvt. pfd., Series B .........................................     650,000             27,787,500
    Armco, Inc., $3.625 cum. cvt. pfd., Series A .......................................     114,200              5,824,200
    Armco, Inc., $4.50 cvt. pfd., Class B ..............................................     300,000             13,275,000
    Battle Mountain Gold Co., $3.25 cvt. pfd. ..........................................     295,000             12,961,563
    Coeur D'Alene Mines Corp., 7.00% cvt. pfd. .........................................     560,000              5,880,000
    Cyprus Minerals, $4.00 cvt. pfd., Series A .........................................     230,000              9,487,500
    Freeport-McMoRan Copper & Gold, Inc., cum. variable pfd., Series Gold ..............     400,000              7,700,000
    Hecla Mining Co., $3.50 cvt. pfd., Series B ........................................     375,000             15,750,000
                                                                                                             --------------
                                                                                                                 98,665,763
                                                                                                             --------------
    Process Industries .3%
    Asia Pulp & Paper Co., Ltd., pfd., 12.00%, 12/29/49 (Indonesia) ....................  60,000,000             28,500,000
                                                                                                             --------------
    Real Estate 3.0%
    Archstone Communities Trust, $1.75 cvt. pfd., Series A .............................   1,040,000             28,600,000
    Felcor Lodging Trust, Inc., $1.95 cvt. pfd., Series A ..............................   1,900,000             40,850,000
    Glenborough Realty Trust, Inc., 7.75% cvt. pfd., Series A ..........................   2,800,000             57,050,000
    Innkeeper USA Trust, 8.625% cvt. pfd., 144A ........................................   2,000,000             42,248,000
    Prologis Trust, 7.00% cvt. pfd., Series B ..........................................     800,000             23,000,000
    Reckson Associates Realty Corp., 7.625% cvt. pfd., Series A ........................   1,750,000             38,281,250
    Vornado Realty Trust, 6.50% cvt. pfd., Series A ....................................     700,000             34,650,000
                                                                                                             --------------
                                                                                                                264,679,250
                                                                                                             --------------
    Telecommunications .8%
    Nortel Inversora, SA, 10.00% cvt. pfd. MEDS (Argentina) ............................   1,200,000             62,550,000
    Nortel Inversora, SA, ADR, variable cvt. pfd., Series B (Argentina) ................     524,000             11,331,500
                                                                                                             --------------
                                                                                                                 73,881,500
                                                                                                             --------------

    Transportation .3%
    Union Pacific Capital Trust, 6.25% cvt. pfd. .......................................     600,000            $27,300,000
                                                                                                             --------------
    Utilities 1.0%
 c  CMS Energy Trust I, 7.75% cvt. pfd. ................................................   1,600,000             87,200,000
                                                                                                             --------------
    Total Preferred Stocks (Cost $1,023,351,185) .......................................                        900,828,163
                                                                                                             --------------

                                                                                           PRINCIPAL
                                                                                             AMOUNT*
    Bonds 17.1%
    Consumer Durables .2%
    E&S Holdings Corp., senior sub. notes, Series B, 10.375%, 10/01/06 .................$ 32,000,000             19,360,000
                                                                                                             --------------
    Consumer Non-Durables 3.4%
    Compania Alimentos Fargo SA, senior notes, 144A, 13.25%, 8/01/08 (Argentina) .......  30,000,000             17,700,000
    Del Monte Corp., senior sub. notes, Series B, 12.25%, 4/15/07 ......................  46,000,000             49,680,000
    Doane Products Co., senior notes, 10.625%, 3/01/06 .................................  21,000,000             24,745,140
    Evenflo Co., senior notes, 144A, 11.75%, 8/15/06 ...................................  28,000,000             27,160,000
    Hartmarx Corp., senior sub. notes, 144A, 10.875%, 1/15/02 ..........................  35,000,000             35,875,000
    International Home Foods, senior sub. notes, 10.375%, 11/01/06 .....................  30,000,000             31,950,000
    Playtex Family Products Corp., senior sub. notes, 9.00%, 12/15/03 ..................  38,500,000             39,270,000
    RJR Nabisco, Inc., notes, 9.25%, 8/15/13 ...........................................  35,000,000             36,850,730
    Specialty Foods Corp., senior sub. notes, Series B, 11.25%, 8/15/03 ................  20,000,000             10,000,000
    Specialty Foods Corp., senior unsecured notes, Series B, 10.25%, 8/15/01 ...........  20,000,000             16,700,000
    The William Carter Co., senior sub. notes, Series A, 10.375%, 12/01/06 .............   6,000,000              6,300,000
                                                                                                             --------------
                                                                                                                296,230,870
                                                                                                             --------------
    Consumer Services 3.4%
    AMF Bowling Worldwide, Inc., Series B, 10.875%, 3/15/06 ............................  17,000,000             14,875,000
    Aztar Corp., senior sub. notes, 11.00%, 10/01/02 ...................................  60,000,000             60,450,000
    Benedek Broadcasting, senior notes, 11.875%, 3/01/05 ...............................  12,250,000             13,199,375
    Continental Cablevision, Inc., senior sub. deb., 9.50%, 8/01/13 ....................  30,000,000             36,222,240
    CSC Holdings, Inc., senior sub. deb., 9.875%, 4/01/23 ..............................  40,000,000             43,600,000
    Eldorado Resorts, L.L.C., senior sub. notes, 10.50%, 8/15/06 .......................   8,000,000              8,360,000
    Hard Rock Hotel, Inc., senior sub. notes, 144A, 9.25%, 4/01/05 .....................   4,500,000              4,469,063
    Harveys Casino Resorts, senior sub. notes, 10.625%, 6/01/06 ........................  11,000,000             11,715,000
    Helicon Group, senior notes, Series B, 11.00%, 11/01/03 ............................  35,000,000             36,575,000
    Rio Hotel & Casino, Inc., senior sub. notes, 10.625%, 7/15/05 ......................  35,000,000             37,975,000
    Venetian Casino/LV Sands, mortgage notes, 144A, 12.25%, 11/15/04 ...................  35,000,000             31,500,000
                                                                                                             --------------
                                                                                                                298,940,678
                                                                                                             --------------
    Electronic Technology 1.3%
    Anacomp, Inc., senior sub. notes, Series B, 10.875%, 4/01/04 .......................  60,000,000             60,000,000
    Maxtor Corp., cvt. sub. deb., 5.75%, 3/01/12 .......................................   8,000,000              4,040,000
    Samsung Electronics America, Inc., company guaranteed notes, 144A, 9.75%, 5/01/03 ..  60,000,000             47,100,000
                                                                                                             --------------
                                                                                                                111,140,000
                                                                                                             --------------
    Energy Minerals 1.9%
    Bellwether Exploration Co., senior sub. notes, 10.875%, 4/01/07 ....................  12,000,000             11,580,000
    Conproca SA, S.F., secured senior notes, 12.00%, 6/16/10 (Mexico) ..................  81,000,000             69,255,000
    Denbury Management, Inc., unsecured senior sub. notes, 9.00%, 3/01/08 ..............  41,000,000             34,235,000
    Gerrity Oil & Gas Corp., senior sub. notes, 11.75%, 7/15/04 ........................  40,000,000             40,200,000
    Mesa Operating Co., unsecured senior sub. notes, 10.625%, 7/01/06 ..................   5,000,000              5,625,000
    Plains Resources, Inc., senior sub. notes, 10.25%, 3/15/06 .........................   8,000,000              8,120,000
                                                                                                             --------------
                                                                                                                169,015,000
                                                                                                             --------------
    Finance .6%
    IBJ Preferred Capital Co., L.L.C., 144A, 8.79%, 12/29/49 ...........................  34,000,000             24,820,000
    Tjiwi Kimia Finance Mauritius, senior unsecured notes, 10.00%, 8/01/04 (Indonesia) .  66,500,000             28,096,250
                                                                                                             --------------
                                                                                                                 52,916,250
                                                                                                             --------------

    Health Technology .7%
    Dade International, Inc., senior sub. notes, 11.125%, 5/01/06 ......................$ 22,000,000           $ 23,760,000
    ICN Pharmaceuticals, Inc., senior notes, Series B, 9.25%, 8/15/05 ..................  37,000,000             37,000,000
                                                                                                             --------------
                                                                                                                 60,760,000
                                                                                                             --------------
    Industrial Services .2%
    First Wave Marine, Inc., senior notes, 11.00%, 2/01/08 .............................   9,000,000              8,640,000
    Great Lakes Dredge & Dock Corp., senior sub. notes, 144A, 11.25%, 8/15/08 ..........  10,000,000              9,800,000
                                                                                                             --------------
                                                                                                                 18,440,000
                                                                                                             --------------
    Non-Energy Minerals .7%
    Armco Steel, Inc., senior notes, 9.375%, 11/01/00 ..................................   5,000,000              5,025,000
    Republic Engineered Steels, Inc., first mortgage, 9.875%, 12/15/01 .................  50,000,000             48,750,000
    UCC Investors, senior notes, 10.50%, 5/01/02 .......................................   8,900,000              9,300,500
                                                                                                             --------------
                                                                                                                 63,075,500
                                                                                                             --------------
    Process Industries 2.7%
    Applied Extrusion Technology, senior notes, Series B, 11.50%, 4/01/02 ..............  29,000,000             29,290,000
    Consoltex Group, Inc., senior sub. notes, Series B, 11.00%, 10/01/03 ...............  50,000,000             51,750,000
    Four M Corp., senior notes, Series B, 12.00%, 6/01/06 ..............................  30,000,000             27,750,000
    Packaging Resources, Inc., senior notes, 11.625%, 5/01/03 ..........................  42,000,000             39,270,000
    Printpack, Inc., senior sub. notes, Series B, 10.625%, 8/15/06 .....................  20,000,000             20,000,000
    RBX Corp., senior sub. notes, Series B, 11.25%, 10/15/05 ...........................  60,000,000             12,300,000
    Riverwood International, senior sub. notes, 10.875%, 4/01/08 .......................  60,000,000             49,950,000
    U.S. Can Corp., unsecured senior sub. notes, Series B, 10.125%, 10/15/06 ...........   6,000,000              6,090,000
                                                                                                             --------------
                                                                                                                236,400,000
                                                                                                             --------------
    Producer Manufacturing 1.3%
    American Standard, Inc., S.F., senior sub. deb., 9.25%, 12/01/16 ...................   4,272,000              4,378,800
    Collins & Aikman Corp., senior sub. notes, 11.50%, 4/15/06 .........................  35,000,000             36,750,000
 a,bHarvard Industries, Inc., senior notes, 11.125%, 8/01/05 ...........................  50,000,000              8,500,000
    Nortek, Inc., senior sub. notes, 9.875%, 3/01/04 ...................................  18,500,000             18,546,250
    Outsourcing Services Group, senior sub. notes, 144A, 10.875%, 3/01/06 ..............  22,000,000             21,230,000
    Thermadyne Industries, Inc., sub. notes, 10.75%, 11/01/03 ..........................  14,500,000             14,862,500
    Trench Electric & Trench, Inc., senior sub. deb., 144A, 10.25%, 12/15/07 ...........  10,000,000              9,725,000
                                                                                                             --------------
                                                                                                                113,992,550
                                                                                                             --------------
    Telecommunications .3%
    Paging Network, senior sub. notes, 10.125%, 8/01/07 ................................  25,000,000             25,062,500
                                                                                                             --------------
    Utilities .3%
    Midland CoGeneration Venture, deb., Series C-91, 10.33%, 7/23/02 ...................   5,074,883              5,420,493
    Midland Funding Corp. I, deb., Series C-94, 10.33%, 7/23/02 ........................   9,836,186             10,506,050
    Texas-New Mexico Power Co., secured deb., 10.75%, 9/15/03 ..........................   6,000,000              6,539,478
                                                                                                             --------------
                                                                                                                 22,466,021
                                                                                                             --------------
    Miscellaneous .1%
    Miscellaneous ......................................................................                          9,716,010
                                                                                                             --------------
    Total Bonds (Cost $1,662,636,459) ..................................................                      1,497,515,379
                                                                                                             --------------
    Convertible Bonds 4.0%
    Consumer Durables .4%
    Acclaim Entertainment, Inc., cvt. sub. notes, 10.00%, 3/01/02 ......................  24,250,000             33,343,750
                                                                                                             --------------
    Consumer Non-Durables
    Chock Full O'Nuts Corp., S.F., cvt. sub. deb., 8.00%, 9/15/06 ......................   3,446,000              3,441,693
                                                                                                             --------------
    Electronic Technology .1%
    Trans-Lux Corp., cvt. sub. notes, 7.50%, 12/01/06 ..................................   8,000,000              7,000,000
                                                                                                             --------------
    Energy Minerals 1.0%
    Oryx Energy Co., cvt. sub. deb., 7.50%, 5/15/14 ....................................  45,000,000             42,075,000
    Swift Energy Co., cvt. sub. notes, 6.25%, 11/15/06 .................................  50,000,000             40,375,000
                                                                                                             --------------
                                                                                                                 82,450,000
                                                                                                             --------------
    Finance .2%
    APP Finance VI Mauritius, zero coupon, cvt. bond, 11/18/12 (Singapore) .............$150,000,000           $ 15,375,000
                                                                                                             --------------
    Health Care .2%
    Continucare Corp., cvt. sub. notes, 144A, 8.00%, 10/31/02 ..........................   9,500,000              5,272,500
    Medical Care International, Inc., cvt. sub. deb., 144A, 6.75%, 10/01/06 ............  15,000,000             12,900,000
                                                                                                             --------------
                                                                                                                 18,172,500
                                                                                                             --------------
    Industrial Services .2%
    Air & Water Technology Corp., cvt. sub. deb., 8.00%, 5/15/15 .......................  21,000,000             16,668,750
                                                                                                             --------------
    Non-Energy Minerals .6%
    Ashanti Capital, Ltd., cvt. notes, 5.50%, 3/15/03 (Ghana) ..........................  50,000,000             36,750,000
    Coeur D'Alene Mines Corp., cvt. senior sub. deb., 6.00%, 6/10/02 (United Kingdom) ..     900,000                594,000
    Coeur D'Alene Mines Corp., cvt. sub. deb., 6.375%, 1/31/04 .........................  20,000,000             13,650,000
                                                                                                             --------------
                                                                                                                 50,994,000
                                                                                                             --------------
    Process Industries .1%
    FMC Corp., Eurobonds, cvt. senior sub. deb., 6.75%, 1/16/05 ........................  13,020,000             12,303,900
                                                                                                             --------------
    Producer Manufacturing .2%
    Exide Corp., cvt. sub. notes, 144A, 2.90%, 12/15/05 ................................  36,000,000             18,360,000
                                                                                                             --------------
    Real Estate .9%
    Macerich Co., cvt. sub. notes, 144A, 7.25%, 12/15/02 ...............................  55,000,000             51,700,000
    Meristar Hospitality Corp., cvt. sub. notes, 4.75%, 10/15/04 .......................  27,000,000             18,360,000
    Rouse Co., cvt. sub. deb., 5.75%, 7/23/02 ..........................................   9,000,000              9,382,500
                                                                                                             --------------
                                                                                                                 79,442,500
                                                                                                             --------------
    Retail Trade .1%
    Drug Emporium, Inc., cvt. sub. deb., 7.75%, 10/01/14 ...............................   9,000,000              7,413,750
                                                                                                             --------------
    Total Convertible Bonds (Cost $390,247,145) ........................................                        344,965,843
                                                                                                             --------------
    Foreign Government Bonds 12.4%
    ESCOM, E168, utility deb., 11.00%, 6/01/08 (South Africa) .......................... 775,187,500       ZAR   90,201,239
    Republic of Argentina, L-GP, step coupon, 5.75%, 3/31/23 (Argentina) ............... 520,000,000            351,000,000
    Republic of Brazil, EI-L, floating rate deb., 6.625%, 4/15/06 (Brazil) ............. 227,950,000            130,643,844
    Republic of Brazil, IDU, variable rate deb., 6.75%, 1/01/01 (Brazil) ...............  37,053,750             31,310,418
    Republic of Brazil, PAR Z-L, variable rate collateralized
    deb., 5.50%, 4/15/24 (Brazil)....................................................... 280,000,000            165,900,000
    Republic of Korea, 8.875%, 4/15/08 (South Korea) ................................... 250,000,000            212,187,500
    Republic of South Africa, 12.00%, 2/28/05 (South Africa) ........................... 335,000,000       ZAR   45,350,340
    Russian Federation, 11.75%, 6/10/03 (Russia) ....................................... 125,000,000             28,125,000
    Russian Federation, 10.00%, 6/26/07 (Russia) ....................................... 125,000,000             27,812,500
                                                                                                             --------------
    Total Foreign Government Bonds (Cost $1,360,181,504) ...............................                      1,082,530,841
                                                                                                             --------------
    U.S. Government Securities 15.5%
    FHLMC, 5.75%, 4/15/08 .............................................................. 325,000,000            343,613,075
    U.S. Treasury Bonds, 6.25% - 7.125%, 2/15/23 - 8/15/98 ............................. 756,000,000            895,387,878
    U.S. Treasury Notes, 6.375%, 8/15/02 ............................................... 110,000,000            117,768,860
                                                                                                             --------------
    Total U.S. Government Securities (Cost $1,164,183,330) .............................                      1,356,769,813
                                                                                                             --------------
    Zero Coupon/Step-Up Bonds 3.3%
    AMF Bowling Worldwide, Inc., senior disc. notes, zero coupon to 3/15/01,
 12.25% thereafter, 3/15/06 ............................................................  26,294,000             16,170,810
    FICO Strips, 3/07/01 ...............................................................  10,850,000              9,700,150
    FICO Strips, 4/06/01 ...............................................................  12,520,000             11,150,800
    FICO Strips, 5/02/01 ...............................................................   5,211,000              4,625,043
    FICO Strips, 5/11/01 ...............................................................   1,116,000                989,362
    FICO Strips, 5/30/01 ...............................................................   5,253,000              4,645,753
    FNMA Strips, 2/01/01 ...............................................................   7,348,000              6,605,667
    GTC Trust Certificates - Israel, Series 1D, 5/15/01 ................................   8,100,000              7,205,987
    GTC Trust Certificates - Israel, Series 2F, 5/15/01 ................................  27,226,000             24,221,012
    International Wireless Communications, senior disc. notes, 8/15/01 .................  13,500,000              1,215,000
    Loral Space & Communications, Ltd., senior disc. notes,
     zero coupon to 1/15/02, 12.50% thereafter, 1/15/07 ................................   5,500,000              3,657,500
    Marcus Cable Co., senior disc. notes, zero coupon to 6/15/00,
     14.25% thereafter, 12/15/05 .......................................................  75,000,000             70,125,000
    Mesa Operating Co., unsecured senior sub. notes,
     zero coupon to 7/01/01, 11.625% thereafter, 7/01/06 ...............................$ 15,000,000           $ 11,775,000
    Nextel Communications, Inc., senior disc. notes, 144A,
     zero coupon to 4/15/03, 12.125% thereafter, 4/15/08 ...............................  50,000,000             23,000,000
    Nextel Communications, Inc., senior disc. notes,
    zero coupon to 2/15/03, 9.95% thereafter, 2/15/08 ..................................  86,500,000             51,251,250
    Revlon Worldwide Corp., senior disc. notes, Series B, 3/15/01 ......................  50,000,000             38,500,000
                                                                                                             --------------
    Total Zero Coupon/Step-up Bonds (Cost $299,631,355) ................................                        284,838,334
                                                                                                             --------------
    Total Long Term Investments (Cost $8,001,825,936) ..................................                      8,264,577,888
                                                                                                             --------------
 d  Repurchase Agreement 3.9%
    Joint Repurchase Agreement, 5.275%, 10/01/98,
     (Maturity Value $347,565,668) (Cost $347,514,747) ................................. 347,514,747            347,514,747
     BankAmerica Securities, Inc. (Maturity Value $35,020,716)
     Barclays Capital Group, Inc. (Maturity Value $32,379,224)
     BT Alex Brown, Inc. (Maturity Value $35,020,716)
     Chase Securities, Inc. (Maturity Value $35,020,716)
     CIBC Wood Gundy Securities Corp. (Maturity Value $35,020,716)
     Donaldson, Lufkin & Jenrette Securities Corp. (Maturity Value $35,020,716)
     Dresdner Kleinwort Benson, North America, L.L.C. (Maturity Value $35,020,716)
     Greenwich Capital Markets, Inc. (Maturity Value $35,020,716)
     Paribas Corp. (Maturity Value $35,020,716)
     Warburg Dillion Read, L.L.C. (Maturity Value $35,020,716)
       Collateralized by U.S. Treasury Bills and Notes
    Total Investments (Cost $8,349,340,683)  98.5% .....................................                      8,612,092,635
                                                                                                             --------------
    Other Assets, less Liabilities 1.5% ................................................                        129,375,011
                                                                                                             --------------
    Net Assets 100.0% ..................................................................                     $8,741,467,646
                                                                                                             ==============


CURRENCY ABBREVIATIONS:
ZAR   - South African Rand

PORTFOLIO ABBREVIATIONS:
FHLMC - Federal Home Loan Mortgage Corporation
FICO  - Financing Corporation
FNMA  - Federal National Mortgage Association
GTC   - Government Trust Certificate
MEDS  - Mandatorially Exchangeable Debt Security

*Securities traded in U.S. dollars unless otherwise indicated.
aNon-income producing.
bSee Note 6 regarding defaulted securities.
cSee Note 7 regarding restricted securities.
dSee Note 1(c) regarding joint repurchase agreement.
gThe Investment Company Act of 1940 defines "affiliated companies" as investments in portfolio companies in which the Fund owns 5% or more of the outstanding voting securities. Investments in non-controlled "affiliated companies" at September 30, 1998 were $25,951,885.


FRANKLIN CUSTODIAN FUNDS, INC.
Financial Highlights

Franklin U.S. Government Securities Fund
                                                                                     YEAR ENDED SEPTEMBER 30,
                                                                     -----------------------------------------------------
CLASS I                                                                     1998     1997      1996      1995++    1994
--------------------------------------------------------------------------------------------------------------------------
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year ..................................         $6.89    $6.72     $6.87     $6.51     $7.20
                                                                     -----------------------------------------------------
Income from investment operations:
 Net investment income ..............................................           .46      .48       .49       .50       .50
 Net realized and unrealized gains (losses) .........................           .10      .17      (.15)      .35      (.68)
                                                                     ------------------------------------------------------
Total from investment operations ....................................           .56      .65       .34       .85      (.18)
                                                                     ------------------------------------------------------
Less distributions from net investment income .......................          (.46)    (.48)     (.49)     (.49)     (.51)
                                                                     ------------------------------------------------------
Net asset value, end of year ........................................         $6.99    $6.89     $6.72     $6.87     $6.51
                                                                     =====================================================

Total return+ .......................................................          8.41%   10.08%     5.15%    13.56%    (2.75%)

Ratios/supplemental data
Net assets, end of year (000's) ..................................... $9,049,829$9,350,751$10,129,483$11,101,605$11,668,747
Ratios to average net assets:
 Expenses ...........................................................           .65%     .64%      .61%      .61%      .55%
 Net investment income ..............................................          6.67%    7.01%     7.18%     7.50%     7.37%
Portfolio turnover rate** ...........................................         25.98%    1.74%     8.01%     5.48%    18.28%


Class II
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year ..................................         $6.87    $6.70     $6.85     $6.67
                                                                     -------------------------------------------
Income from investment operations:
 Net investment income ..............................................           .42      .44       .45       .21
 Net realized and unrealized gains (losses) .........................           .10      .17      (.15)      .16
                                                                     -------------------------------------------
Total from investment operations ....................................           .52      .61       .30       .37
                                                                     -------------------------------------------
Less distributions from net investment income .......................          (.42)    (.44)     (.45)     (.19)
                                                                     --------------------------------------------
Net asset value, end of year ........................................         $6.97    $6.87     $6.70     $6.85
                                                                     ===========================================

Total return+ .......................................................          7.85%    9.48%     4.55%     5.66%

Ratios/supplemental data
Net assets, end of year (000's) .....................................   $271,665 $120,818   $57,657   $11,695
Ratios to average net assets:
 Expenses ...........................................................          1.21%    1.20%     1.17%     1.18%*
 Net investment income ..............................................          6.10%    6.44%     6.80%     6.48%*
Portfolio turnover rate** ...........................................         25.98%    1.74%     8.01%     5.48%

+Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized. Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.
++For the period May 1, 1995 (effective date) to September 30, 1995 for Class
II.
*Annualized
**Maturity of U.S. government issues and the reinvestment of the proceeds thereof are considered as purchases and sales of securities in computing the portfolio turnover rate.



Franklin U.S. Government Securities Fund (cont.)
                                                                                                            Year Ended
                                                                                                          September 30,
                                                                                                        ----------------
Advisor Class                                                                                            1998     1997++
                                                                                                        ----------------
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year .................................................................       $6.90    $6.76
                                                                                                        -----------------
Income from investment operations:
 Net investment income .............................................................................         .47      .38
 Net realized and unrealized gains .................................................................         .10      .12
                                                                                                        -----------------
Total from investment operations ...................................................................         .57      .50
                                                                                                        -----------------
Less distributions from net investment income ......................................................        (.47)    (.36)
                                                                                                        -----------------
Net asset value, end of year .......................................................................       $7.00    $6.90
                                                                                                        =================
Total return+ ......................................................................................        8.51%    7.68%

Ratios/supplemental data
Net assets, end of year (000's) ....................................................................     $36,308  $14,469
Ratios to average net assets:
 Expenses ..........................................................................................         .56%     .56%*
 Net investment income .............................................................................        6.75%    7.01%*
Portfolio turnover rate** ..........................................................................       25.98%    1.74%


+Total return is not annualized.
++For the period January 2, 1997 (effective date) to September 30, 1997. *Annualized
**Maturity of U.S. government issues and the reinvestment of the proceeds thereof are considered as purchases and sales of securities in computing the portfolio turnover rate.


FRANKLIN CUSTODIAN FUNDS, INC.
Statement of Investments, September 30, 1998



                                                                                               PRINCIPAL
 U.S. Government Securities Fund                                                                AMOUNT         VALUE
a   Government National Mortgage Association (GNMA) 97.6%
 e  GNMA I, SF, 6.00%, 9/15/23 - 10/1/28 ...............................................     $ 334,290,483    $ 335,575,181
    GNMA II, 6.00%, 3/20/28 - 9/20/28 ..................................................       244,171,341      243,708,255
    GNMA I, SF, 6.50%, 3/15/03 - 9/15/28 ...............................................     1,666,250,103    1,709,147,028
    GNMA II, 6.50%, 6/20/24 - 7/20/28 ..................................................       418,457,580      426,680,409
    GNMA I, SF, 6.75%, 3/15/26 - 5/15/26 ...............................................         3,370,646        3,447,559
    GNMA PL, 6.75%, 1/15/34  ...........................................................        35,940,225       36,832,608
    GNMA I, SF, 7.00%, 4/15/16 - 5/15/28 ...............................................     2,085,039,878    2,159,372,227
    GNMA PL, 7.00%, 9/15/35   ..........................................................         8,926,733        9,245,292
    GNMA I, SF, 7.25%, 10/15/25 - 1/15/26 ..............................................         7,783,002        7,973,609
    GNMA PL, 7.375%, 4/15/29 ...........................................................        34,920,275       35,936,665
    GNMA I, SF, 7.50%, 6/15/05 - 6/15/28 ...............................................     1,294,585,891    1,346,849,451
    GNMA II, 7.50%, 10/20/22 - 12/20/26 ................................................       155,149,788      160,764,999
    GNMA PL, 7.75%, 10/15/12 ...........................................................         5,365,116        5,603,188
    GNMA I, SF, 8.00%, 10/15/07 - 5/15/26 ..............................................       920,027,604      967,512,443
    GNMA II, 8.00%, 8/20/16 - 10/20/26 .................................................        62,408,744       65,071,093
    GNMA PL, 8.00%, 7/15/23 - 5/15/32 ..................................................        37,873,852       39,758,554
    GNMA I, GPM, 8.25%, 3/15/17 - 11/15/17 .............................................         5,700,078        6,036,352
    GNMA PL, 8.25%, 2/15/28 ............................................................        12,856,397       13,781,884
    GNMA I, SF, 8.50%, 5/15/16 - 11/15/24 ..............................................       205,149,493      218,814,432
    GNMA II, 8.50%, 4/20/16 - 6/20/25 ..................................................        39,573,954       41,799,834
    GNMA II, GPM, 8.75%, 3/20/17 - 7/20/17 .............................................           934,569        1,000,806
    GNMA I, SF, 9.00%, 10/15/04 - 7/15/23 ..............................................       250,115,526      268,966,682
    GNMA II, 9.00%, 5/20/16  - 11/20/21 ................................................        13,174,791       14,121,607
    GNMA I, GPM, 9.25%, 5/15/16 - 1/15/17 ..............................................         4,171,292        4,527,947
    GNMA I, SF, 9.50%, 5/15/09 - 2/15/23 ...............................................       136,356,775      147,859,387
    GNMA II, 9.50%, 9/20/15 - 4/20/25 ..................................................        11,396,216       12,256,628
    GNMA I, GPM, 10.00%, 11/15/09 - 11/15/13 ...........................................         4,587,140        5,018,799
    GNMA I, SF, 10.00%, 4/15/12 - 4/15/25 ..............................................       161,374,393      177,891,986
    GNMA II, 10.00%, 8/20/13 - 3/20/21 .................................................        18,321,487       19,965,070
    GNMA I, GPM,  10.25%, 2/15/16 - 2/15/21 ............................................         1,930,806        2,145,785
    GNMA I, SF, 10.50%, 7/15/99 - 10/15/21 .............................................       116,632,619      129,715,935
    GNMA II, 10.50%, 9/20/13 - 3/20/21 .................................................        31,248,184       34,046,998
    GNMA I, GPM, 11.00%, 12/15/09 - 3/15/11 ............................................         8,043,709        8,941,489
    GNMA I, SF, 11.00%, 1/15/01 - 5/15/21 ..............................................        98,106,023      110,099,663
    GNMA II, 11.00%, 7/20/13 - 1/20/21 .................................................         8,333,172        9,189,778
    GNMA I, GPM, 11.25%, 6/15/13 - 1/15/16 .............................................         3,957,517        4,425,194
    GNMA I, GPM, 11.50%, 3/15/10 - 6/15/13 .............................................         1,209,753        1,356,332
    GNMA I, SF, 11.50%, 2/15/13 - 12/15/17 .............................................        20,987,817       23,717,596
    GNMA II, GPM, 11.50%, 7/20/13 - 1/20/14 ............................................           132,359          147,824
    GNMA II, 11.50%, 8/20/13 - 4/20/18 .................................................         1,514,942        1,679,579
    GNMA I, GPM, 11.75%, 7/15/13 - 12/15/15 ............................................           843,909          963,889
    GNMA I, GPM,  12.00%, 10/15/10 - 3/15/13 ...........................................           428,234          483,309
    GNMA I, SF, 12.00%, 5/15/11 - 8/15/19 ..............................................        95,964,085      109,630,665
    GNMA II, 12.00%, 9/20/13 - 2/20/16 .................................................         4,544,858        5,092,518
    GNMA I, GPM, 12.50%, 4/15/10 - 10/15/12 ............................................           794,251          916,443
    GNMA I, SF, 12.50%, 1/15/10 - 8/15/18 ..............................................        86,694,633      101,130,754
    GNMA II, 12.50%, 9/20/13 - 11/20/15 ................................................         3,927,183        4,506,359
    GNMA I, GPM, 12.75%, 11/15/13 - 6/15/15 ............................................            48,602           57,024
    GNMA I, SF, 13.00%, 7/15/10 - 1/15/16  .............................................        82,470,363       96,947,621
    GNMA II, 13.00%, 10/20/13 - 9/20/15 ................................................         2,610,316        3,020,403
                                                                                                            ---------------
    Total Government National Mortgage Association (GNMA) (Cost $8,816,358,738) ........                      9,133,735,133
                                                                                                            ---------------
    U.S. Government Securities 1.2%
    U.S. Treasury Bonds, 6.00%, 2/15/26 (Cost $96,343,750) .............................       100,000,000      111,937,600
                                                                                                            ---------------
    Total Long Term Investments (Cost $8,912,702,488) ..................................                      9,245,672,733
                                                                                                            ---------------

a   Short Term Investments 2.1%.........................................................
 f  U.S. Treasury Bills, 0.00%, 10/8/98 - 3/4/99 .......................................     $ 142,655,000    $ 141,215,578
    U.S. Treasury Notes, 6.375%, 1/15/99 ...............................................        29,000,000       29,163,154
    U.S. Treasury Notes, 7.125%, 10/15/98 ..............................................        30,000,000       30,046,890
                                                                                                            ---------------
    Total Short Term Investments (Cost $200,333,324)...................................                         200,425,622
                                                                                                            ---------------
    Total Investments (Cost $9,113,035,812) 100.9% .....................................                      9,446,098,355
                                                                                                            ---------------
    Other Assets, less Liabilities (.9)% ..............................................                        (88,296,162)
                                                                                                            ---------------
    Net Assets 100.0% ..................................................................                     $9,357,802,193
                                                                                                            ===============

eSufficient collateral has been segregated for securities issued on a when-issued or delayed delivery basis.
fSecurities are traded on a discount basis; the rates shown are the discount rates at the time of purchase by the Fund.


FRANKLIN CUSTODIAN FUNDS, INC.
Financial Highlights

Franklin Utilities Fund
                                                                                     YEAR ENDED SEPTEMBER 30,
                                                                     -----------------------------------------------------
CLASS I                                                                     1998     1997      1996      1995++    1994
--------------------------------------------------------------------------------------------------------------------------
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year ..................................        $10.04   $ 9.73     $9.75     $8.33    $10.78
                                                                     -----------------------------------------------------
Income from investment operations:
 Net investment income ..............................................           .52      .53       .54       .53       .55
 Net realized and unrealized gains (losses) .........................          1.58      .73       .03      1.42     (2.44)
                                                                     ------------------------------------------------------
Total from investment operations ....................................          2.10     1.26       .57      1.95     (1.89)
                                                                     ------------------------------------------------------
Less distributions from:
 Net investment income ..............................................          (.52)    (.52)     (.52)     (.52)     (.52)
 Net realized gains .................................................          (.26)    (.43)     (.07)     (.01)     (.04)
                                                                     ------------------------------------------------------
Total distributions .................................................          (.78)    (.95)     (.59)     (.53)     (.56)
                                                                     ------------------------------------------------------
Net asset value, end of year ........................................        $11.36   $10.04     $9.73     $9.75    $ 8.33
                                                                     ======================================================

Total return+ .......................................................         21.71%   13.72%     5.94%    24.19%   (17.94%)

Ratios/supplemental data
Net assets, end of year (000's) .....................................     $2,054,546$1,953,273$2,400,561$2,765,976$2,572,508
Ratios to average net assets:
 Expenses ...........................................................           .76%     .75%      .71%      .73%      .64%
 Net investment income ..............................................          4.73%    5.26%     5.24%     5.88%     5.76%
Portfolio turnover rate .............................................         11.77%    7.24%    17.05%     5.55%     6.34%

Class II
Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year ..................................        $10.02   $ 9.72     $9.75     $8.89
                                                                     -------------------------------------------
Income from investment operations:
 Net investment income ..............................................           .46      .45       .46       .23
 Net realized and unrealized gains ..................................          1.60      .76       .06       .88
                                                                     -------------------------------------------
Total from investment operations ....................................          2.06     1.21       .52      1.11
                                                                     -------------------------------------------
Less distributions from:
 Net investment income ..............................................          (.47)    (.48)     (.48)     (.25)
 Net realized gains .................................................          (.26)    (.43)     (.07)    --
                                                                     -------------------------------------------
Total distributions .................................................          (.73)    (.91)     (.55)     (.25)
                                                                     -------------------------------------------
Net asset value, end of year ........................................        $11.35   $10.02     $9.72     $9.75
                                                                     ===========================================

Total return+ .......................................................         21.24%   13.06%     5.39%    13.01%

Ratios/supplemental data
Net assets, end of year (000's) .....................................       $40,628  $21,906   $19,655    $8,369
Ratios to average net assets:
 Expenses ...........................................................          1.28%    1.27%     1.23%     1.21%*
 Net investment income ..............................................          4.19%    4.78%     4.86%     5.15%*
Portfolio turnover rate .............................................         11.77%    7.24%    17.05%     5.55%


+Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized. Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.
++For the period May 1, 1995 (effective date) to September 30, 1995 for Class
II.
*Annualized


Franklin Utilities Fund (cont.)
                                                                                                            Year Ended
                                                                                                          September 30,
                                                                                                    ---------------------
ADVISOR CLASS                                                                                            1998     1997++
-------------------------------------------------------------------------------------------------------------------------
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year .................................................................      $10.04   $ 9.55
                                                                                                    ---------------------
Income from investment operations:
 Net investment income .............................................................................         .58      .36
 Net realized and unrealized gains .................................................................        1.57      .53
                                                                                                    ---------------------
Total from investment operations ...................................................................        2.15      .89
                                                                                                    ---------------------
Less distributions from:
 Net investment income .............................................................................        (.54)    (.40)
 Net realized gains ................................................................................        (.26)      --
                                                                                                    ---------------------
Total distributions ................................................................................        (.80)    (.40)
                                                                                                    ---------------------
Net asset value, end of year .......................................................................      $11.39   $10.04
                                                                                                    =====================

Total return+ ......................................................................................       22.20%    9.61%

Ratios/supplemental data
Net assets, end of year (000's) ....................................................................     $13,651   $8,719
Ratios to average net assets:
 Expenses ..........................................................................................         .63%     .62%*
 Net investment income .............................................................................        4.93%    5.33%*
Portfolio turnover rate ............................................................................       11.77%    7.24%

+Total return is not annualized.
++For the period January 2, 1997 (effective date) to September 30, 1997. *Annualized


FRANKLIN CUSTODIAN FUNDS, INC.
Statement of Investments, September 30, 1998

 Utilities Fund                                                                                  SHARES         VALUE
 c  Common Stocks 75.1%
    AGL Resources, Inc. ................................................................           350,000      $ 6,781,250
    Allegheny Energy, Inc. .............................................................         1,400,000       44,187,500
    American Electric Power Co., Inc. ..................................................           900,000       43,931,250
    Central & South West Corp. .........................................................         1,429,100       40,818,669
    Cinergy Corp. ......................................................................         2,059,800       78,787,350
    Conectiv, Inc. .....................................................................         2,359,800       53,832,938
    Dominion Resources, Inc. ...........................................................         1,858,950       82,955,644
    Duke Energy Corp. ..................................................................           950,000       62,878,125
    Edison International ...............................................................         1,120,800       28,790,550
    Entergy Corp. ......................................................................         1,306,200       40,165,650
    Florida Progress Corp. .............................................................         1,800,000       77,962,500
    FPL Group, Inc. ....................................................................         1,330,000       92,684,375
    GPU, Inc. ..........................................................................           937,000       39,822,500
    Hawaiian Electric Industries, Inc. .................................................           688,000       28,380,000
    Montana Power Co. ..................................................................           475,300       21,239,969
    Nevada Power Co. ...................................................................           661,700       17,783,188
    New Century Energies, Inc. .........................................................         1,748,445       85,127,416
    New Jersey Resources Corp. .........................................................           245,500        8,745,938
    NIPSCO Industries, Inc. ............................................................         1,820,600       59,852,225
    Northern States Power Co. ..........................................................           794,400       22,292,850
    PacifiCorp .........................................................................         2,928,500       56,190,594
    PG&E Corp. .........................................................................         2,300,000       73,456,250
    Pinnacle West Capital Corp. ........................................................           518,485       23,234,609
    Puget Sound Energy, Inc. ...........................................................         1,100,000       30,525,000
    SBC Communications, Inc. ...........................................................           264,200       11,740,388
    SCANA Corp. ........................................................................         1,950,000       65,446,875
    Sempra Energy ......................................................................         3,115,211       81,190,187
    Sierra Pacific Resources ...........................................................           350,000       13,584,375
    SIGCORP, Inc. ......................................................................           787,665       25,451,425
    Southern Co. .......................................................................         3,129,300       92,118,769
    TECO Energy, Inc. ..................................................................         2,300,000       65,693,750
    Telecom Corp. of New Zealand, Ltd., ADR (New Zealand) ..............................           469,000        6,390,125
    Texas Utilities Co. ................................................................           762,750       35,515,547
    Western Resources, Inc. ............................................................         1,627,800       67,350,220
                                                                                                           ----------------
    Total Common Stocks (Cost $1,152,300,178) ..........................................                      1,584,908,001
                                                                                                           ----------------
    Preferred Stocks 7.3%
    AES Trust I, Series A, 5.375%, 3/31/27, cvt. pfd.  .................................           400,000       22,750,000
    AES Trust II, Series B, 5.50%, 9/30/12, cvt. pfd. ..................................           416,600       17,497,200
 c  CMS Energy Trust I, 7.75%, cvt. pfd. ...............................................           705,000       38,422,500
    MediaOne Group, Inc., 6.25%, 8/15/01, cvt.pfd. .....................................           328,200       18,338,175
    MCN Financing III, 8.00%, 5/16/00, cvt. pfd. .......................................            81,600        2,881,500
    Nortel Inversora, SA, 10.00%, cvt. pfd. MEDS (Argentina) ...........................           650,000       33,881,250
    Texas Utilities Co., 9.25%, 8/16/01, cvt. pfd. .....................................           347,600       19,552,500
                                                                                                           ----------------
    Total Preferred Stocks (Cost $144,282,498) ........................................                         153,323,125
                                                                                                           ----------------

                                                                                                PRINCIPAL
                                                                                                 AMOUNT
    Bonds 12.8%
    Arizona Public Service Co., 10.25%, 5/15/20   ......................................       $10,500,000       11,694,491
    Arizona Public Service Co., 9.00%, 12/15/21 ........................................        14,500,000       16,487,385
    CalEnergy Co., 8.48%, 9/15/28 ......................................................        25,000,000       26,227,750
    Commonwealth Edison Co., 8.875%, 10/01/21 ..........................................         2,000,000        2,107,032
    Commonwealth Edison Co., 8.50%, 7/15/22 ............................................         5,000,000        5,591,200
    Commonwealth Edison Co., 8.375%, 9/15/22 ...........................................        10,000,000       11,062,810
    Consolidated Edison Inc., 7.10%, 2/01/28 ...........................................        15,000,000       15,809,550
    Duquesne Light Co., 8.375%, 5/15/24 ................................................         5,000,000        5,261,635
    Enron Corp., 7.00%, 8/15/23 ........................................................       $19,000,000     $ 19,004,959
    Illinois Power Co., 8.00%, 2/15/23 .................................................        10,000,000       10,534,770
    Midland Funding Corp. I, deb., Series C-94, 10.33%, 7/23/02 ........................         9,562,959       10,214,215
    Niagara Mohawk Power Corp., Series D, 7.25%, 10/01/02 ..............................         4,000,000        4,004,000
    Niagara Mohawk Power Corp., Series G, 7.75%, 10/01/08 ..............................         4,600,000        4,899,000
    Niagara Mohawk Power Corp., Series H, zero coupon to 7/01/03,
     8.50% thereafter, 7/01/10 .........................................................         6,000,000        4,350,000
    Niagara Mohawk Power Corp., 9.50%, 3/01/21 .........................................         7,500,000        7,970,138
    Niagara Mohawk Power Corp., 8.75%, 4/01/22 .........................................         5,000,000        5,585,040
    Northwest Pipeline Corp., 7.125%, 12/01/25 .........................................         3,000,000        3,107,895
    Ohio Edison Co., 8.75%, 6/15/22 ....................................................         8,000,000        8,478,168
    Pacific Bell, 7.75%, 9/15/32 .......................................................        10,000,000       10,887,680
    Pacific Bell, 7.50%, 2/01/33 .......................................................        10,000,000       10,726,680
    Panhandle Eastern Co., 7.20%, 8/15/24 ..............................................        20,000,000       20,857,300
    Philadelphia Electric Co., 8.75%, 4/01/22 ..........................................        15,000,000       15,883,020
    Texas Utilities Co., 8.75%, 11/01/23 ...............................................        10,000,000       11,341,810
    Texas Utilities Co., 8.50%, 8/01/24 ................................................        10,000,000       11,078,990
    US West Communications Group, 6.875%, 9/15/33 ......................................        16,000,000       16,545,600
                                                                                                           ----------------
    Total Bonds (Cost $250,290,511) ....................................................                        269,711,118
                                                                                                           ----------------
    Convertible Bonds .3%
    Itron, Inc., cvt., 144A, 6.75%, 3/31/04 (Cost $10,000,000) .........................        10,000,000        6,775,000
                                                                                                           ----------------
    Total Long Term Investments (Cost $1,556,873,187)...................................                      2,014,717,244
                                                                                                           ----------------

 d  Repurchase Agreement 3.8%
    Joint Repurchase Agreement, 5.275%, 10/01/98
     (Maturity Value $79,484,167) (Cost $79,472,522)   .................................        79,472,522       79,472,522
     BankAmerica Securities, Inc. (Maturity Value $8,008,825)
     Barclays Capital Group, Inc. (Maturity Value $7,404,742)
     BT Alex Brown, Inc. (Maturity Value $8,008,825)
     Chase Securities, Inc. (Maturity Value $8,008,825)
     CIBC Wood Gundy Securities Corp. (Maturity Value $8,008,825)
     Donaldson, Lufkin & Jenrette Securities Corp. (Maturity Value $8,008,825)
     Dresdner Kleinwort Benson, North America, L.L.C. (Maturity Value $8,008,825)
     Greenwich Capital Markets, Inc. (Maturity Value $8,008,825)
     Paribas Corp. (Maturity Value $8,008,825)
     Warburg Dillion Read, L.L.C. (Maturity Value $8,008,825)
       Collateralized by U.S. Treasury Bills & Notes
    Total Investments (Cost $1,636,345,709)  99.3%.....................................                       2,094,189,776
                                                                                                           ----------------
    Other Assets, less Liabilities .7% ................................................                          14,635,241
                                                                                                           ----------------
    Net Assets 100.0% .................................................................                      $2,108,825,007
                                                                                                           ================

PORTFOLIO ABBREVIATIONS:
MEDS - Mandatorially Exchangeable Debt Security

cSee Note 7 regarding restricted securities.
dSee Note 1(c) regarding joint repurchase agreement.


FRANKLIN CUSTODIAN FUNDS, INC.
Financial Statements

Statements of Assets and Liabilities
September 30, 1998

                                                                                            U.S. GOVERNMENT
                                              DYNATECH FUND    GROWTH FUND     INCOME FUND  SECURITIES FUND  UTILITIES FUND
                                            -------------------------------------------------------------------------------
Assets:
 Investments in securities:
  Cost .....................................   $ 35,857,627  $ 570,528,823  $8,001,825,936   $9,113,035,812  $1,556,873,187
                                            -------------------------------------------------------------------------------
  Value ....................................    122,755,546  1,301,465,830   8,264,577,888    9,446,098,355   2,014,717,244
 Repurchase agreements, at value and cost ..    105,478,839    601,702,000     347,514,747               --      79,472,522
 Cash ......................................             --             --              --           11,978              --
 Receivables:
  Investment securities sold ...............        338,789             --      13,909,918       90,243,750       8,390,148
  Capital shares sold ......................        733,247      3,299,049      16,411,715       15,501,355       1,326,104
  Dividends and interest ...................         63,807      1,187,943     145,275,423       56,805,774       9,921,570
                                            -------------------------------------------------------------------------------
      Total assets .........................    229,370,228  1,907,654,822   8,787,689,691    9,608,661,212   2,113,827,588
                                            -------------------------------------------------------------------------------
Liabilities:
 Payables:
  Investment securities purchased ..........             --     23,770,646      21,012,651      218,338,802              --
  Capital shares redeemed ..................        678,004      7,180,577      11,762,809       10,423,246       1,691,576
  Affiliates ...............................        243,629      1,927,652       7,093,494        6,027,265       1,572,341
  Shareholders .............................        213,338      7,513,132       4,969,920       15,841,876       1,654,974
 Payable upon return of
 securities loaned (Note 8) ................             --             --       1,021,240               --              --
 Other liabilities .........................         12,436         39,302         361,931          227,830          83,690
                                            -------------------------------------------------------------------------------
      Total liabilities ....................      1,147,407     40,431,309      46,222,045      250,859,019       5,002,581
                                            -------------------------------------------------------------------------------
       Net assets, at value ................   $228,222,821 $1,867,223,513  $8,741,467,646   $9,357,802,193  $2,108,825,007
                                            ===============================================================================
Net assets consist of:
 Undistributed net investment income .......    $ 2,410,194   $ 23,371,146    $ 42,789,225     $ 10,045,069     $ 7,661,465
 Net unrealized appreciation ...............     86,897,919    730,937,007     262,859,873      333,062,543     457,844,057
 Accumulated net realized gain (loss) ......       (655,988)     2,302,133      44,327,902     (336,267,945)     63,531,899
 Capital shares ............................    139,570,696  1,110,613,227   8,391,490,646    9,350,962,526   1,579,787,586
                                            -------------------------------------------------------------------------------
      Net assets, at value .................   $228,222,821 $1,867,223,513  $8,741,467,646   $9,357,802,193  $2,108,825,007
                                            ===============================================================================


                                                                                            U.S. GOVERNMENT
                                              DYNATECH FUND    GROWTH FUND     INCOME FUND  SECURITIES FUND  UTILITIES FUND
                                            -------------------------------------------------------------------------------
Class I:
 Net assets, at value ......................   $215,864,399 $1,635,780,277  $7,704,982,640   $9,049,828,862  $2,054,545,763
                                            ===============================================================================
 Shares outstanding ........................     12,102,717     57,238,717   3,296,719,226    1,294,456,415     180,802,369
                                            ===============================================================================
 Net asset value per share* ................         $17.84         $28.58           $2.34            $6.99          $11.36
                                            ===============================================================================
 Maximum offering price per share
 (net asset value per
 share / 94.25%, 94.25%, 95.75%,
 95.75%, and 95.75%, respectively) .........         $18.93         $30.32           $2.44            $7.30          $11.86
                                            ===============================================================================
Class II:
 Net assets, at value ......................   $ 12,358,422  $ 189,571,836  $1,014,634,271    $ 271,665,108    $ 40,628,212
                                            ===============================================================================
 Shares outstanding ........................        705,122      6,744,216     432,798,046       38,976,870       3,580,865
                                            ===============================================================================
 Net asset value per share* ................         $17.53         $28.11           $2.34            $6.97          $11.35
                                            ===============================================================================
 Maximum offering price per share
 (net asset value per share / 99.00%) ......         $17.71         $28.39           $2.36            $7.04          $11.46
                                            ===============================================================================
Advisor Class:
 Net assets, at value ......................             --   $ 41,871,400    $ 21,850,735     $ 36,308,223    $ 13,651,032
                                            ===============================================================================
 Shares outstanding ........................             --      1,462,610       9,354,529        5,187,786       1,198,416
                                            ===============================================================================
 Net asset value and maximum
 offering price per share ..................             --         $28.63           $2.34            $7.00          $11.39
                                            ===============================================================================

*Redemption price is equal to net asset value less any applicable contingent deferred sales charge.



Statements of Operations
for the year ended September 30, 1998

                                                                                            U.S. GOVERNMENT
                                              DYNATECH FUND    GROWTH FUND     INCOME FUND  SECURITIES FUND  UTILITIES FUND
                                            -------------------------------------------------------------------------------
Investment income:
 Dividends .................................      $ 416,554   $ 14,181,283    $194,904,119              $--    $ 90,436,284
 Interest ..................................      4,922,360     33,365,990     474,569,797      681,838,730      23,211,736
                                            -------------------------------------------------------------------------------
      Total investment income ..............      5,338,914     47,547,273     669,473,916      681,838,730     113,648,020
                                            -------------------------------------------------------------------------------
Expenses:
 Management fees (Note 3) ..................      1,166,790      8,291,109      40,167,205       42,190,481       9,617,382
 Distribution fees (Note 3)
  Class I ..................................        457,594      3,699,800      11,817,554        8,400,421       2,715,888
  Class II .................................         75,211      1,566,194       5,848,895        1,135,512         193,531
 Transfer agent fees (Note 3) ..............        335,274      2,519,799       7,012,988        6,851,626       2,525,216
 Custodian fees ............................          2,945         25,222         622,660          103,409          30,970
 Reports to shareholders ...................         97,903        621,281       1,934,228        1,943,922         703,966
 Registration and filing fees ..............         26,008         91,767         240,817          157,667          50,792
 Professional fees (Note 3) ................          4,559         40,300         327,072          234,786          41,320
 Directors' fees and expenses ..............          1,561         10,682          51,717           54,695          12,382
 Other .....................................          5,065         37,470         172,697          205,815          46,523
                                            -------------------------------------------------------------------------------
      Total expenses .......................      2,172,910     16,903,624      68,195,833       61,278,334      15,937,970
                                            -------------------------------------------------------------------------------
       Net investment income ...............      3,166,004     30,643,649     601,278,083      620,560,396      97,710,050
                                            -------------------------------------------------------------------------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments ..............................      2,646,405      2,337,429      64,405,639      (19,483,269)     64,441,884
  Foreign currency transactions ............             --             --     (2,491,205)               --              --
                                            -------------------------------------------------------------------------------
      Net realized gain (loss) .............      2,646,405      2,337,429      61,914,434      (19,483,269)     64,441,884
 Net unrealized appreciation (depreciation) on:
  Investments ..............................         55,304     98,696,494   (499,480,131)      153,127,093     243,719,485
  Translation of assets and
 liabilities denominated in
 foreign currencies ........................             --             --         198,261               --              --
                                            -------------------------------------------------------------------------------
      Net unrealized
 appreciation (depreciation) ...............         55,304     98,696,494   (499,281,870)      153,127,093     243,719,485
                                            -------------------------------------------------------------------------------
Net realized and
 unrealized gains (losses) .................      2,701,709    101,033,923   (437,367,436)      133,643,824     308,161,369
                                            -------------------------------------------------------------------------------
Net increase in net assets
 resulting from operations.................      $5,867,713   $131,677,572    $163,910,647     $754,204,220    $405,871,419
                                           ================================================================================



Statements of Changes in Net Assets
for the years ended September 30, 1998 and 1997

                                         DYNATECH FUND                  GROWTH FUND                        INCOME FUND
                                    ------------------------------------------------------------------------------------
                                    1998           1997          1998             1997               1998           1997
                                    ------------------------------------------------------------------------------------
Increase (decrease) in
 net assets:
  Operations:
   Net investment income      $ 3,166,004    $ 1,043,236    $ 30,643,649    $ 20,531,240     $ 601,278,083  $ 574,909,657
   Net realized gain from in-
 vestments and foreign
 currency transactions..        2,646,405      6,949,626       2,337,429      14,065,272        61,914,434    133,917,032
   Net unrealized apprecia-
 tion (depreciation) on
 investments and trans-
 lation of assets and
 liabilities denominated
 in foreign currencies..           55,304     33,474,575      98,696,494     215,960,743      (499,281,870)   524,014,976
                         ------------------------------------------------------------------------------------------------
      Net increase in net
 assets resulting
 from operations ........       5,867,713     41,467,437     131,677,572     250,557,255       163,910,647  1,232,841,665
  Distributions to
 shareholders from:
    Net investment income:
     Class I ............      (1,752,624)      (415,339)    (25,162,491)    (10,432,896)     (580,116,095)  (545,342,618)
     Class II ...........         (30,919)          (177)     (1,440,530)       (420,404)      (59,901,819)   (35,350,218)
     Advisor Class ......              --             --        (559,926)             --        (1,149,906)      (498,714)
                         -------------------------------------------------------------------------------------------------
    Net realized gains:
     Class I ............      (9,999,974)    (3,013,708)    (12,689,864)     (9,283,568)      (87,786,345)   (29,741,890)
     Class II ...........        (253,737)        (1,254)     (1,116,441)       (554,318)       (8,459,296)    (1,712,633)
     Advisor Class ......              --             --        (251,592)             --          (152,675)            --
                         ------------------------------------------------------------------------------------------------
  Total distributions to
 shareholders ...........     (12,037,254)    (3,430,478)    (41,220,844)    (20,691,186)     (737,566,136)  (612,646,073)
  Capital share transactions
 (Note 2)
    Class I .............      33,897,043     45,863,685     118,026,556     202,804,236       476,200,885    382,416,473
    Class II ............       9,007,974      3,078,539      65,767,634      58,785,996       381,864,680    308,632,125
    Advisor Class .......              --             --      14,371,083      23,241,991         9,638,333     12,707,793
  Total capital share
 transactions ...........      42,905,017     48,942,224     198,165,273     284,832,223       867,703,898    703,756,391
      Net increase in
 net assets.............       36,735,476     86,979,183     288,622,001     514,698,292       294,048,409  1,323,951,983
Net assets:
 Beginning of year......     $191,487,345   $104,508,162  $1,578,601,512  $1,063,903,220    $8,447,419,237 $7,123,467,254
                         ------------------------------------------------------------------------------------------------
 End of year ............    $228,222,821   $191,487,345  $1,867,223,513  $1,578,601,512    $8,741,467,646 $8,447,419,237
                         ================================================================================================
Undistributed net invest-
 ment income included in
 net assets
  End of year ...........     $ 2,410,194    $ 1,031,642    $ 23,371,146    $ 19,890,444      $ 42,789,225   $ 69,436,365
                         ================================================================================================

                                                                U.S. GOVERNMENT
                                                                SECURITIES FUND                   UTILITIES FUND
                                                 ------------------------------------------------------------------------
                                                              1998           1997               1998          1997
                                                 ------------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income .........................    $ 620,560,396      $ 689,860,208       $ 97,710,050    $ 114,866,322
  Net realized gain (loss) from investments .....      (19,483,269)       (29,505,613)        64,441,884       49,829,022
  Net unrealized appreciation on investments ....      153,127,093        285,289,807        243,719,485      112,850,805
                                                 ------------------------------------------------------------------------
      Net increase in net assets
 resulting from operations ......................      754,204,220        945,644,402        405,871,419      277,546,149
 Distributions to shareholders from:
  Net investment income:
   Class I ......................................     (605,836,717)      (694,284,790)       (97,138,958)    (113,914,994)
   Class II .....................................      (10,286,891)        (5,467,178)        (1,326,251)      (1,067,340)
   Advisor Class ................................       (1,427,760)          (363,656)          (572,152)        (277,630)
  Net realized gains:
   Class I ......................................               --                 --        (49,822,909)    (100,515,956)
   Class II .....................................               --                 --           (578,595)        (903,261)
   Advisor Class ................................               --                 --           (244,503)              --
                                                 ------------------------------------------------------------------------
 Total distributions to shareholders ............     (617,551,368)      (700,115,624)      (149,683,368)    (216,679,181)
 Capital share transactions (Note 2)
  Class I .......................................     (433,557,135)    (1,021,750,769)      (150,106,983)    (507,188,024)
  Class II ......................................      147,302,002         60,845,500         15,244,227        1,602,454
  Advisor Class .................................       21,365,919         14,274,791          3,601,051        8,401,319
                                                 ------------------------------------------------------------------------
 Total capital share transactions ...............     (264,889,214)      (946,630,478)      (131,261,705)    (497,184,251)
      Net increase (decrease) in net assets .....     (128,236,362)      (701,101,700)       124,926,346     (436,317,283)
Net assets:
 Beginning of year..............................     9,486,038,555     10,187,140,255      1,983,898,661    2,420,215,944
                                                 ------------------------------------------------------------------------
 End of year ....................................   $9,357,802,193    $ 9,486,038,555     $2,108,825,007   $1,983,898,661
                                                 ========================================================================
Undistributed net investment
income included in net assets
 End of year ....................................     $ 10,045,069        $ 7,036,041        $ 7,661,465      $ 8,991,193
                                                 ========================================================================

FRANKLIN CUSTODIAN FUNDS, INC.
Notes to Financial Statements


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Custodian Funds, Inc. (the Company) is registered under the Investment Company Act of 1940 as an open-end, diversified investment company, consisting of five series (the Funds). The Funds and their investment objectives are:

CAPITAL GROWTH        GROWTH AND INCOME     CURRENT INCOME
----------------------------------------------------------------------------
DynaTech Fund         Income Fund           U.S. Government Securities Fund
Growth Fund           Utilities Fund

The following summarizes the Funds' significant accounting policies.

a. Security Valuation:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Restricted securities and securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Directors.

b. Foreign Currency Translation:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gains or losses from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Repurchase Agreement:

The Funds, except the U.S. Government Securities Fund, may enter into a joint repurchase agreement whereby their uninvested cash balances are deposited into a joint cash account to be used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the Funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund's custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. At September 30, 1998, all outstanding repurchase agreements had been entered into on that date.

d. Income Taxes:

No provision has been made for income taxes because each Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and distribute all of its taxable income.

e. Security Transactions, Investment Income, Expenses, and Distributions:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Bond discount is amortized on an income tax basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

e. Security Transactions, Investment Income, Expenses, and Distributions:
(cont.) Common expenses incurred by the Company are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets. Other expenses are charged to each Fund on a specific identification basis.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

f. Accounting Estimates:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.


2. CAPITAL STOCK

Effective January 2, 1997, the Funds, except the DynaTech Fund, offered Advisor Class shares to qualified investors. Each class of shares have the same rights except for their initial sales load, distribution fees, voting rights on matters affecting a single class and the exchange privilege of each class.

At September 30, 1998, there were 19 billion shares authorized ($0.01 par value), allocated to the Funds as follows:


                                                                                   U.S. GOVERNMENT
                                   DYNATECH FUND    GROWTH FUND      INCOME FUND   SECURITIES FUND UTILITIES FUND
                                   ------------------------------------------------------------------------------
Class I .........................   250,000,000     250,000,000   4,600,000,000   2,500,000,000     400,000,000
Class II ........................   250,000,000     250,000,000   3,600,000,000   2,500,000,000     400,000,000
Advisor Class ...................            --   1,000,000,000   1,000,000,000   1,000,000,000   1,000,000,000
Transactions in the Funds' shares were as follows:

                                      DYNATECH FUND                    GROWTH FUND                     INCOME FUND
                             ----------------------------------------------------------------------------------------------
                                   SHARES       AMOUNT             SHARES       AMOUNT             SHARES        AMOUNT
                             ----------------------------------------------------------------------------------------------
Class I Shares:
1998
 Shares sold ................   6,750,544   $118,551,094       16,876,245    $478,773,933     630,074,991   $1,551,286,174
 Shares issued in
 connection with tax-free
 merger (Note 10) ...........          --             --               --              --      83,468,440      205,332,362
 Shares issued in
 reinvestment of
 distributions ..............     600,645     10,126,853        1,274,095      34,617,093     164,917,373      405,797,953
 Shares redeemed ............  (5,425,966)   (94,780,904)     (13,907,716)   (395,364,470)   (688,362,366)  (1,686,215,604)
                             ----------------------------------------------------------------------------------------------
 Net increase ...............   1,925,223   $ 33,897,043        4,242,624    $118,026,556     190,098,438    $ 476,200,885
                             =============================================================================================
1997
 Shares sold ................   7,207,685   $118,420,191       19,647,652    $486,355,148     538,060,045   $1,275,083,285
 Shares issued in reinvestment
 of distributions ...........     199,095      3,046,165          742,458      17,759,635     145,251,547      342,526,929
 Shares redeemed ............  (4,675,913)   (75,602,671)     (12,109,484)   (301,310,547)   (520,661,763)  (1,235,193,741)
                             ----------------------------------------------------------------------------------------------
 Net increase ...............   2,730,867   $ 45,863,685        8,280,626    $202,804,236     162,649,829    $ 382,416,473
                             =============================================================================================

2. CAPITAL STOCK (cont.)
                                      DYNATECH FUND                    GROWTH FUND                     INCOME FUND
                             ----------------------------------------------------------------------------------------------
                                   SHARES       AMOUNT             SHARES       AMOUNT             SHARES        AMOUNT
                             ----------------------------------------------------------------------------------------------
Class II Shares:
1998
 Shares sold ................     664,798   $ 11,517,361        3,446,754    $ 96,492,539     195,225,220    $ 482,543,161
 Shares issued in reinvestment
 of distributions ...........      16,410        274,674           88,123       2,369,656      18,087,826       44,486,191
 Shares redeemed ............    (161,064)    (2,784,061)      (1,181,670)    (33,094,561)    (59,466,410)    (145,164,672)
                             ---------------------------------------------------------------------------------------------
 Net increase ...............     520,144    $ 9,007,974        2,353,207    $ 65,767,634     153,846,636    $ 381,864,680
                             =============================================================================================
1997
 Shares sold ................     275,202    $ 4,648,946        3,570,458    $ 86,687,120     151,188,247    $ 359,348,533
 Shares issued in reinvestment
 of distributions ...........          94          1,430           38,528         914,269       9,605,212       22,720,777
 Shares redeemed ............     (90,332)    (1,571,837)      (1,139,059)    (28,815,393)    (30,837,863)     (73,437,185)
                             ---------------------------------------------------------------------------------------------
 Net increase ...............     184,964    $ 3,078,539        2,469,927    $ 58,785,996     129,955,596    $ 308,632,125
                             =============================================================================================
Advisor Class Shares:
1998
 Shares sold ................          --             --          742,913    $ 21,088,014       4,656,243     $ 11,256,541
 Shares issued in reinvestment
 of distributions ...........          --             --           29,525         801,892         488,818        1,197,290
 Shares redeemed ............          --             --         (261,759)     (7,518,823)     (1,156,742)      (2,815,498)
                             ---------------------------------------------------------------------------------------------
 Net increase ...............          --             --          510,679    $ 14,371,083       3,988,319      $ 9,638,333
                             =============================================================================================
1997+
 Shares sold ................          --             --        1,309,960    $ 32,540,802       5,630,896     $ 13,341,229
 Shares issued in reinvestment
 of distributions ...........          --             --               --              --         198,471          470,649
 Shares redeemed ............          --             --         (358,029)     (9,298,811)       (463,157)      (1,104,085)
                             ---------------------------------------------------------------------------------------------
 Net increase ...............          --             --          951,931    $ 23,241,991       5,366,210     $ 12,707,793
                             =============================================================================================


                                                              U.S. GOVERNMENT
                                                              SECURITIES FUND                      UTILITIES FUND
                                                   -----------------------------------------------------------------------
                                                         SHARES             AMOUNT           SHARES             AMOUNT
                                                   -----------------------------------------------------------------------
Class I Shares:
1998
 Shares sold ......................................     166,821,011     $1,151,492,514       20,202,105      $216,397,168
 Shares issued in reinvestment of distributions ...      42,846,891        294,856,000       10,580,531       112,600,891
 Shares redeemed ..................................    (272,493,464)    (1,879,905,649)     (44,515,255)     (479,105,042)
                                                   -----------------------------------------------------------------------
 Net decrease .....................................     (62,825,562)    $ (433,557,135)     (13,732,619)    $(150,106,983)
                                                   =======================================================================
1997
 Shares sold ......................................      78,194,660      $ 530,758,896       12,100,694      $117,393,777
 Shares issued in reinvestment of distributions ...      47,930,052        324,058,840       17,222,762       165,255,047
 Shares redeemed ..................................    (276,583,345)    (1,876,568,505)     (81,440,706)     (789,836,848)
                                                   -----------------------------------------------------------------------
 Net decrease .....................................    (150,458,633)   $(1,021,750,769)     (52,117,250)    $(507,188,024)
                                                   =======================================================================
+For the period January 2, 1997
 (effective date) to September 30, 1997.


2. CAPITAL STOCK (cont.)

                                                                 U.S. GOVERNMENT
                                                                 SECURITIES FUND                     UTILITIES FUND
                                                   --------------------------------------------------------------------
                                                            SHARES             AMOUNT          SHARES           AMOUNT
                                                   --------------------------------------------------------------------
Class II Shares:
1998
 Shares sold ........................................      28,331,456     $ 195,095,336       2,055,247    $ 22,366,990
 Shares issued in reinvestment of distributions .....       1,020,467         7,008,019         139,963       1,492,613
 Shares redeemed ....................................      (7,961,919)      (54,801,353)       (799,899)     (8,615,376)
                                                     ------------------------------------------------------------------
 Net increase .......................................      21,390,004     $ 147,302,002       1,395,311    $ 15,244,227
                                                     ==================================================================
1997
 Shares sold ........................................      11,765,224      $ 79,728,970         853,797     $ 8,267,730
 Shares issued in reinvestment of distributions .....         527,102         3,558,535         164,131       1,574,635
 Shares redeemed ....................................      (3,311,245)      (22,442,005)       (854,260)     (8,239,911)
                                                     ------------------------------------------------------------------
 Net increase .......................................       8,981,081      $ 60,845,500         163,668     $ 1,602,454
                                                     ==================================================================
Advisor Class Shares:
1998
 Shares sold ........................................       6,196,861      $ 42,832,286       1,530,293    $ 16,618,957
 Shares issued in reinvestment of distributions .....         176,791         1,217,749          61,776         659,656
 Shares redeemed ....................................      (3,283,856)      (22,684,116)     (1,262,420)    (13,677,562)
                                                     ------------------------------------------------------------------
 Net increase .......................................       3,089,796      $ 21,365,919         329,649     $ 3,601,051
                                                     ==================================================================
1997+
 Shares sold ........................................       2,433,391      $ 16,553,387       1,303,704    $ 12,598,164
 Shares issued in reinvestment of distributions .....          40,139           272,353          23,787         228,226
 Shares redeemed ....................................        (375,540)       (2,550,949)       (458,724)     (4,425,071)
                                                     ------------------------------------------------------------------
 Net increase .......................................       2,097,990      $ 14,274,791         868,767     $ 8,401,319
                                                     ==================================================================

+For the period January 2, 1997 (effective date) to
 September 30, 1997.

3. TRANSACTIONS WITH AFFILIATES

Certain officers and directors of the Funds are also officers or directors of Franklin Advisers, Inc. (Advisers), Franklin Investment Advisory Services, LLC (Investment Advisory), Franklin/Templeton Distributors, Inc. (Distributors), Franklin Templeton Services, Inc. (FT Services) and Franklin/Templeton Investor Services, Inc. (Investor Services), investment manager of all Funds except the Growth Fund, the Growth Fund's investment manager, principal underwriter, administrative manager and transfer agent, respectively.

The Funds, except the Growth Fund, pay an investment management fee to Advisers and the Growth Fund pays an investment management fee to Investment Advisory based on the average net assets of the Funds as follows:

   Annualized Fee Rate  Month End Net Assets
            .625%       First $100 million
            .500%       Over $100 million, up to and including $250 million
            .450%       Over $250 million, up to and including $10 billion
            .440%       Over $10 billion, up to and including $12.5 billion

Fees are further reduced on net assets over $12.5 billion.

Under an agreement with Advisers and Investment Advisory, FT Services provides administrative services to the Funds. The fee is paid by Advisers and Investment Advisory based on average daily net assets, and is not an additional expense of the Funds.

The Income, Utilities and U.S. Government Securities Funds reimburse Distributors up to .15% and .65% per year of their average daily net assets of Class I and Class II, respectively and the Growth and DynaTech Funds reimburse Distributors up to .25% and 1.00% per year of the average daily net assets of Class I and Class II, respectively, for costs incurred in marketing the Funds' shares.


3. TRANSACTIONS WITH AFFILIATES (cont.)

Distributors paid net commissions on sales of the Funds shares, and received contingent deferred sales charges for the period as follows:



                                                                                             U.S. GOVERNMENT
                                                   DYNATECH FUND  GROWTH FUND   INCOME FUND  SECURITIES FUND UTILITIES FUND
                                                   ------------------------------------------------------------------------
Net commissions paid...........................      $32,069      $759,659     $3,304,382     $1,679,699      $225,326
Contingent deferred sales charges..............      $ 6,857      $ 83,796      $ 403,597      $ 111,036      $ 12,642


The Funds paid transfer agent fees of $19,244,903, of which $17,338,429 were paid to Investor Services.

During the year ended September 30, 1998, legal fees of $111,457 were paid to a law firm in which a director of the Funds is a partner.


4. INCOME TAXES

At September 30, 1998, the U.S. Government Securities Fund had tax basis capital losses of $318,019,444 which may be carried over to offset future capital gains. Such losses expire as follows:

                                               U.S. GOVERNMENT
                                               SECURITIES FUND
                                               ---------------
Capital loss carryovers expiring in: 1999         67,082,683
                               2002 .........    111,364,839
                               2003 .........      3,698,366
                               2004 .........     57,539,178
                               2005 .........     50,054,906
                               2006 .........     28,279,472
                                               ---------------
                                                $318,019,444
                                               ===============


At September 30, 1998, the DynaTech Fund and the U.S. Government Securities Fund have deferred capital losses occurring subsequent to October 31, 1997 of $655,988 and $18,248,501, respectively. For tax purposes, such losses will be reflected in the year ending September 30, 1999.

On September 30, 1998, the U.S. Government Securities Fund had expired capital loss carryovers of $74,910,973, which were reclassified to paid-in-capital.

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions.

Net realized capital gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales and foreign currency transactions.

At September 30, 1998, the net unrealized appreciation based on the cost of investments for income tax purposes was as follows:



                                                                                          U.S. GOVERNMENT
                                         DYNATECH FUND    GROWTH FUND      INCOME FUND     SECURITIES FUND   UTILITIES FUND
                                     --------------------------------------------------------------------------------------
Investments at cost .................    $141,336,466   $1,172,230,823    $8,349,350,373    $9,113,035,812   $1,636,348,109
                                     ======================================================================================
Unrealized appreciation .............      88,843,880      743,393,739     1,162,577,718       335,521,942      473,269,614
Unrealized depreciation .............      (1,945,961)     (12,456,732)     (899,835,456)       (2,459,399)     (15,427,957)
                                     --------------------------------------------------------------------------------------
Net unrealized appreciation .........    $ 86,897,919    $ 730,937,007     $ 262,742,262     $ 333,062,543    $ 457,841,657
                                     ======================================================================================

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended September 30, 1998 were as follows:

                                                                                            U.S. GOVERNMENT
                                         DYNATECH FUND    GROWTH FUND        INCOME FUND     SECURITIES FUND   UTILITIES FUND
                                        -------------------------------------------------------------------------------------
Purchases ...........................     $14,045,052     $141,697,412    $2,473,167,822    $2,458,781,060     $237,895,277
Sales ...............................     $12,799,622      $ 6,830,056    $1,840,726,922    $2,382,263,936     $464,580,597


6. CREDIT RISK AND DEFAULTED SECURITIES

The Income Fund has 32.5% of its portfolio invested in lower rated and comparable quality unrated high yield securities, which tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. At September 30, 1998, the Income Fund held defaulted securities with a value aggregating $8,500,000, representing .1% of the Fund's net assets. For information as to specific securities, see the accompanying Statement of Investments.

For financial reporting purposes, the Funds discontinue accruing income on defaulted bonds and provide estimates for losses on interest receivable.

The Utilities Fund has investments in excess of 10% of its total net assets in the utilities industry. The Income Fund has investments in excess of 10% of its total net assets in various foreign government agencies. Such concentration may subject the Funds more significantly to economic changes occurring within those industries or sectors.

7. RESTRICTED SECURITIES

The Funds, except for the U.S. Government Securities Fund, may purchase securities through a private offering that generally cannot be resold to the public without prior registration under the Securities Act of 1933. The costs of registering such securities are paid by the issuer. Restricted securities held at September 30, 1998 are as follows:



SHARES ISSUER                                                            ACQUISITION DATE      COST            VALUE
-----------------------------------------------------------------------------------------------------------------------
INCOME FUND

2,097,122 Bibb Co........................................................      9/27/96     $29,681,742     $ 25,951,885
1,600,000 CMS Energy Trust I, 7.75% cvt. pfd. ...........................      6/18/97      80,000,000       87,200,000
                                                                                                       ----------------
Total Restricted Securities Held in the Income Fund (1.29% of Net Assets)                                  $113,151,885
                                                                                                       ================
GROWTH FUND
 172,650  FRM Nexus, Inc. (0.01% of Net Assets)..........................      8/01/89         421,013        $ 129,488
                                                                                                       ================
UTILITIES FUND
705,000   CMS Energy Trust I, 7.75%, cvt. pfd. (1.82% of Net Assets).....      6/18/97      35,250,000     $ 38,422,500
                                                                                                       ================

8. LENDING OF PORTFOLIO SECURITIES

The Income Fund loans securities to certain brokers for which it receives cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. Net interest income from the investment of the cash collateral received was $238,182 for the year ended September 30, 1998. The value of the loaned securities was $967,463 at September 30, 1998.

9. OTHER CONSIDERATIONS

Advisers, as the Income Fund's manager, may serve as a member of various credit committees, representing credit interests in certain corporate restructuring negotiations. Currently, the manager serves on the credit committee for Harvard Industries. As a result of this involvement, Advisers may be in possession of certain material non-public information. The Funds' manager has not nor does it intend to sell any of its holdings in this security while in possession of this information.

10. MERGER WITH FRANKLIN PRINCIPAL MATURITY TRUST

On June 26, 1998, the Income Fund acquired the net assets of Franklin Principal Maturity Trust pursuant to a plan of reorganization approved by the Franklin Principal Maturity Trust's shareholders. The merger was accomplished by a tax-free exchange of 83,468,440 Class I shares of the Fund (valued at $2.46) for the net assets of the Franklin Principal Maturity Trust which aggregated $205,332,362, including $18,842,088 of unrealized appreciation. The merger was accounted for as a pooling-of-interests without restatement for financial reporting purposes. The combined net assets of the Fund immediately after the merger were $8,233,583,178.


FRANKLIN CUSTODIAN FUNDS, INC.
Independent Auditors' Report

To the Board of Directors and Shareholders of Franklin Custodian Funds:

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the funds constituting the Franklin Custodian Funds (hereafter referred to as the "Funds") at September 30, 1998, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

San Francisco, California

October 30, 1998



FRANKLIN CUSTODIAN FUNDS, INC.
Tax Designation

Under Section 852(b)(3)(C) of the Internal Revenue Code, the Funds hereby designate the following amounts as capital gain dividends for the fiscal year ended September 30, 1998:

        Capital Gains
        DynaTech Fund                            $ 3,231,321
        Growth Fund                                2,337,429
        Income Fund                               48,736,499
        Utilities Fund                            64,441,884

Under Section 854(b)(2) of the Internal Revenue Code, the Funds hereby designate the following percentage amounts of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended September 30, 1998:

       DynaTech Fund  Growth Fund   Income Fund Utilities Fund
          23.34%        46.92%        25.92%        88.24%


Franklin Custodian Funds, Inc.
Annual Report
September 30, 1998.

APPENDIX

DESCRIPTION OF GRAPHIC MATERIAL OMITTED FROM EDGAR FILING (PURSUANT TO ITEM 304
(a) OF REGULATION S-T)

GRAPHIC MATERIAL (1)

This chart shows the portfolio breakdown based on the percentage of total long-term investments on 9/30/98 for the Franklin DynaTech Fund.

Semiconductors                        11.04%
Computer Software                      9.51%
Telecommunications                     9.46%
Electronic Data Processing             7.42%
Major Pharmaceuticals                  5.64%
Health Care Services                   2.31%
Media & Broadcasting                   1.70%
Medical Electronics
& Specialties                          1.23%
Retail                                 1.20%
Biotechnology                          0.70%
Oilfield Services/Equipment            0.66%
Specialty Chemicals                    0.63%
Environmental Services                 0.49%
Unregulated Power Generation           0.49%
Precision Instruments                  0.41%
Financial Publishing/Services          0.35%
Electronic Production
Equipment                              0.33%
Finance Companies                      0.10%
Investment Bankers/
Brokers/Services                       0.08%
Internet Services                      0.03%
Cash & Other Net Assets               46.21%


GRAPHIC MATERIAL (2)

This chart shows the top 10 holdings based on the percentage of total net assets on 9/30/98 for the Franklin DynaTech Fund.

Intel Corp.                        10.52%
Microsoft Corp.                     8.68%
Cisco Systems Inc.                  3.66%
Warner-Lambert Co.                  2.98%
Motorola, Inc.                      2.62%
Compaq Computer Corp.               2.49%
Hewlett-Packard Co.                 2.32%
Schering-Plough Corp.               1.82%
Liberty Media Group                 0.90%
MCI WorldCom, Inc.                  0.86%
GRAPHIC MATERIAL (3)

This graph compares the performance of Franklin DynaTech Fund - Class I, as tracked by the growth in value of a $10,000 investment, to that of the S&P 500 and the Hambrecht & Quist Technology Index from 10/1/88-9/30/98.

     DATE   FRANKLIN DYNATECH      S&P 500   H&Q TECHNOLOGY   S&P 500   HAMQUIST
            FUND - CLASS I   -                   INDEX          $T        TECH

10/1/88          $9,424          $10,000       $10,000
10/31/88         $9,295          $10,278        $9,705       2.78%       -2.95%
11/30/88         $8,983          $10,131        $9,314      -1.43%       -4.03%
12/31/88         $9,536          $10,308        $9,980       1.75%        7.15%
1/31/89         $10,250          $11,063       $10,693       7.32%        7.15%
2/28/89         $10,040          $10,787       $10,373      -2.49%       -3.00%
3/31/89         $10,080          $11,039       $10,014       2.33%       -3.46%
4/30/89         $10,717          $11,612       $10,732       5.19%        7.17%
5/31/89         $11,434          $12,082       $11,423       4.05%        6.44%
6/30/89         $11,184          $12,013       $10,544      -0.57%       -7.69%
7/31/89         $11,926          $13,098       $10,988       9.03%        4.21%
8/31/89         $12,063          $13,355       $11,185       1.96%        1.79%
9/30/89         $12,288          $13,300       $11,054      -0.41%       -1.17%
10/31/89        $11,982          $12,991       $10,738      -2.32%       -2.86%
11/30/89        $12,200          $13,256       $10,690       2.04%       -0.45%
12/31/89        $12,373          $13,574       $10,699       2.40%        0.09%
1/31/90         $12,002          $12,664       $10,177      -6.71%       -4.88%
2/28/90         $12,126          $12,827       $10,564       1.29%        3.80%
3/31/90         $12,647          $13,167       $11,035       2.65%        4.46%
4/30/90         $12,603          $12,839       $10,619      -2.49%       -3.77%
5/31/90         $14,105          $14,091       $12,147       9.75%       14.39%
6/30/90         $14,256          $13,996       $11,947      -0.67%       -1.65%
7/31/90         $13,929          $13,952       $10,930      -0.32%       -8.51%
8/31/90         $12,621          $12,690        $9,432      -9.04%      -13.71%
9/30/90         $11,967          $12,072        $8,419      -4.87%      -10.74%
10/31/90        $11,852          $12,020        $8,036      -0.43%       -4.54%
11/30/90        $12,453          $12,797        $8,812       6.46%        9.65%
12/31/90        $12,766          $13,154        $9,505       2.79%        7.87%
1/31/91         $14,051          $13,728       $10,988       4.36%       15.60%
2/28/91         $14,983          $14,709       $11,920       7.15%        8.48%
3/31/91         $15,074          $15,065       $12,418       2.42%        4.18%
4/30/91         $15,137          $15,101       $12,442       0.24%        0.19%
5/31/91         $15,960          $15,752       $12,941       4.31%        4.01%
6/30/91         $14,929          $15,031       $11,701      -4.58%       -9.58%
7/31/91         $15,680          $15,731       $12,299       4.66%        5.11%
8/31/91         $16,177          $16,104       $12,642       2.37%        2.79%
9/30/91         $15,716          $15,835       $12,052      -1.67%       -4.67%
10/31/91        $15,924          $16,047       $12,593       1.34%        4.49%
11/30/91        $15,607          $15,400       $12,132      -4.03%       -3.66%
12/31/91        $17,292          $17,162       $13,816      11.44%       13.88%
1/31/92         $17,696          $16,843       $14,896      -1.86%        7.82%
2/29/92         $17,796          $17,060       $15,708       1.29%        5.45%
3/31/92         $17,100          $16,728       $14,601      -1.95%       -7.05%
4/30/92         $17,091          $17,219       $14,272       2.94%       -2.25%
5/31/92         $16,972          $17,304       $14,164       0.49%       -0.76%
6/30/92         $16,733          $17,046       $13,176      -1.49%       -6.97%
7/31/92         $17,210          $17,743       $13,862       4.09%        5.20%
8/31/92         $16,788          $17,379       $13,242      -2.05%       -4.47%
9/30/92         $16,880          $17,583       $13,834       1.17%        4.47%
10/31/92        $17,008          $17,642       $14,631       0.34%        5.76%
11/30/92        $17,558          $18,242       $15,670       3.40%        7.10%
12/31/92        $18,018          $18,467       $16,397       1.23%        4.64%
1/31/93         $18,281          $18,622       $17,762       0.84%        8.33%
2/28/93         $18,074          $18,875       $17,155       1.36%       -3.42%
3/31/93         $18,431          $19,273       $17,421       2.11%        1.55%
4/30/93         $18,056          $18,807       $16,388      -2.42%       -5.93%
5/31/93         $18,957          $19,309       $18,097       2.67%       10.43%
6/30/93         $18,713          $19,365       $17,865       0.29%       -1.28%
7/31/93         $18,337          $19,288       $16,840      -0.40%       -5.74%
8/31/93         $19,069          $20,019       $17,916       3.79%        6.39%
9/30/93         $19,313          $19,864       $18,244      -0.77%        1.83%
10/31/93        $19,388          $20,276       $18,556       2.07%        1.71%
11/30/93        $19,107          $20,083       $18,829      -0.95%        1.47%
12/31/93        $19,356          $20,326       $19,250       1.21%        2.24%
1/31/94         $19,841          $21,017       $20,438       3.40%        6.17%
2/28/94         $19,780          $20,448       $21,113      -2.71%        3.30%
3/31/94         $19,235          $19,556       $19,958      -4.36%       -5.47%
4/30/94         $18,933          $19,806       $19,445       1.28%       -2.57%
5/31/94         $19,195          $20,131       $19,501       1.64%        0.29%
6/30/94         $18,488          $19,638       $18,257      -2.45%       -6.38%
7/31/94         $19,074          $20,282       $18,938       3.28%        3.73%
8/31/94         $20,224          $21,114       $20,887       4.10%       10.29%
9/30/94         $19,881          $20,599       $20,820      -2.44%       -0.32%
10/31/94        $20,709          $21,062       $22,727       2.25%        9.16%
11/30/94        $20,325          $20,295       $22,532      -3.64%       -0.86%
12/31/94        $20,365          $20,596       $23,120       1.48%        2.61%
1/31/95         $20,550          $21,129       $22,782       2.59%       -1.46%
2/28/95         $21,105          $21,953       $24,757       3.90%        8.67%
3/31/95         $21,577          $22,601       $25,891       2.95%        4.58%
4/30/95         $22,461          $23,265       $27,830       2.94%        7.49%
5/31/95         $23,119          $24,196       $28,827       4.00%        3.58%
6/30/95         $24,927          $24,757       $32,298       2.32%       12.04%
7/31/95         $26,057          $25,579       $35,246       3.32%        9.13%
8/31/95         $25,770          $25,643       $35,652       0.25%        1.15%
9/30/95         $26,263          $26,725       $36,504       4.22%        2.39%
10/31/95        $26,777          $26,629       $37,015      -0.36%        1.40%
11/30/95        $26,407          $27,798       $36,560       4.39%       -1.23%
12/31/95        $25,686          $28,335       $34,571       1.93%       -5.44%
1/31/96         $25,707          $29,298       $35,082       3.40%        1.48%
2/29/96         $26,615          $29,570       $36,840       0.93%        5.01%
3/31/96         $26,087          $29,854       $35,237       0.96%       -4.35%
4/30/96         $28,221          $30,293       $40,107       1.47%       13.82%
5/31/96         $29,235          $31,075       $40,713       2.58%        1.51%
6/30/96         $28,305          $31,193       $37,745       0.38%       -7.29%
7/31/96         $26,615          $29,814       $33,865      -4.42%      -10.28%
8/31/96         $27,587          $30,443       $35,914       2.11%        6.05%
9/30/96         $29,636          $32,157       $40,065       5.63%       11.56%
10/31/96        $30,185          $33,045       $39,492       2.76%       -1.43%
11/30/96        $33,079          $35,543       $44,148       7.56%       11.79%
12/31/96        $33,082          $34,839       $42,961      -1.98%       -2.69%
1/31/97         $35,540          $37,016       $47,562       6.25%       10.71%
2/28/97         $33,539          $37,305       $43,676       0.78%       -8.17%
3/31/97         $32,691          $35,772       $40,946      -4.11%       -6.25%
4/30/97         $34,148          $37,908       $42,461       5.97%        3.70%
5/31/97         $36,062          $40,216       $48,852       6.09%       15.05%
6/30/97         $36,388          $42,018       $49,286       4.48%        0.89%
7/31/97         $39,933          $45,362       $57,217       7.96%       16.09%
8/31/97         $39,216          $42,822       $57,383      -5.60%        0.29%
9/30/97         $40,194          $45,169       $59,735       5.48%        4.10%
10/31/97        $38,215          $43,660       $53,356      -3.34%      -10.68%
11/30/97        $38,628          $45,682       $52,801       4.63%       -1.04%
12/31/97        $37,920          $46,467       $50,372       1.72%       -4.60%
1/31/98         $39,220          $46,983       $53,601       1.11%        6.41%
2/28/98         $40,962          $50,371       $59,974       7.21%       11.89%
3/31/98         $41,147          $52,950       $60,987       5.12%        1.69%
4/30/98         $41,937          $53,484       $63,360       1.01%        3.89%
5/31/98         $40,451          $52,564       $58,735      -1.72%       -7.30%
6/30/98         $42,425          $54,699       $62,435       4.06%        6.30%
7/31/98         $42,633          $54,113       $61,648      -1.07%       -1.26%
8/31/98         $38,732          $46,288       $48,486     -14.46%      -21.35%
9/30/98         $41,459          $49,256       $55,502       6.41%       14.47%

GRAPHIC MATERIAL (4)

This graph compares the performance of Franklin DynaTech Fund - Class II, as tracked by the growth in value of a $10,000 investment, to that of the S&P 500 and the Hambrecht & Quist Technology Index from 9/16/96-9/30/98.

DATE       FRANKLIN DYNATECH   S&P 500   H&Q TECHNOLOGY     S&P 500    HAMQUIST
            FUND - CLASS II -                INDEX             $T         TECH

9/16/96         $9,899         $10,000      $10,000
9/30/96        $10,159         $10,263      $10,540          2.63%        5.40%
10/31/96       $10,333         $10,546      $10,389          2.76%       -1.43%
11/30/96       $11,318         $11,344      $11,614          7.56%       11.79%
12/31/96       $11,312         $11,119      $11,302         -1.98%       -2.69%
1/31/97        $12,155         $11,814      $12,512          6.25%       10.71%
2/28/97        $11,461         $11,906      $11,490          0.78%       -8.17%
3/31/97        $11,163         $11,417      $10,772         -4.11%       -6.25%
4/30/97        $11,648         $12,098      $11,170          5.97%        3.70%
5/31/97        $12,289         $12,835      $12,852          6.09%       15.05%
6/30/97        $12,386         $13,410      $12,966          4.48%        0.89%
7/31/97        $13,587         $14,478      $15,052          7.96%       16.09%
8/31/97        $13,326         $13,667      $15,096         -5.60%        0.29%
9/30/97        $13,646         $14,416      $15,715          5.48%        4.10%
10/31/97       $12,968         $13,934      $14,036         -3.34%      -10.68%
11/30/97       $13,095         $14,579      $13,890          4.63%       -1.04%
12/31/97       $12,843         $14,830      $13,251          1.72%       -4.60%
1/31/98        $13,256         $14,995      $14,101          1.11%        6.41%
2/28/98        $13,836         $16,076      $15,777          7.21%       11.89%
3/31/98        $13,892         $16,899      $16,044          5.12%        1.69%
4/30/98        $14,154         $17,070      $16,668          1.01%        3.89%
5/31/98        $13,638         $16,776      $15,451         -1.72%       -7.30%
6/30/98        $14,297         $17,457      $16,425          4.06%        6.30%
7/31/98        $14,352         $17,270      $16,218         -1.07%       -1.26%
8/31/98        $13,034         $14,773      $12,755        -14.46%      -21.35%
9/30/98        $13,923         $15,720      $14,601          6.41%       14.47%


GRAPHIC MATERIAL (5)

This chart shows the portfolio breakdown by sector based on the percentage of total net assets on 9/30/98 for Franklin Growth Fund.

Health Technology                     22.24%
Electronic Technology                 14.52%
Transportation                         6.33%
Process Industries                     5.07%
Producer Manufacturing                 3.79%
Consumer Services                      3.59%
Technology Services                    2.82%
Consumer Non-Durables                  2.71%
Commercial Services                    1.99%
Consumer Durables                      1.76%
Industrial Services                    1.74%
Energy Minerals                        1.55%
Utilities                              1.08%
Retail Trade                           0.39%
Finance                                0.10%
Non-Energy Minerals                    0.01%
Cash & Other Net Assets               30.30%

GRAPHIC MATERIAL (6)

This chart shows the top 10 holdings and industry based on the percentage of total net assets on 9/30/98 for the Franklin Growth Fund.

SCHERING-PLOUGH CORP.
HEALTH TECHNOLOGY                      4.99%
PFIZER, INC.
HEALTH TECHNOLOGY                      3.63%
COMPUTER SCIENCES CORP.
ELECTRONIC TECHNOLOGY                  2.63%
TIME WARNER, INC.
CONSUMER SERVICES                      2.11%
INTERNATIONAL
BUSINESS MACHINES CORP.
ELECTRONIC TECHNOLOGY                  1.92%
AMR CORP.
TRANSPORTATION                         1.84%
BRISTOL-MYERS SQUIBB CO.
HEALTH TECHNOLOGY                      1.78%
AMERICAN HOME
PRODUCTS CORP.
HEALTH TECHNOLOGY                      1.68%
LILLY (ELI) & CO.
HEALTH TECHNOLOGY                      1.68%
JOHNSON & JOHNSON
HEALTH TECHNOLOGY                      1.68%

GRAPHIC MATERIAL (7)

This graph compares the performance of Franklin Growth Fund - Class I, as tracked by the growth in value of a $10,000 investment, to that of the S&P 500 from 10/1/88-9/30/98.

     DATE      FRANKLIN GROWTH      S&P 500      S&P 500 $T
                FUND - CLASS I

10/1/88           $9,423          $10,000
10/31/88          $9,526          $10,278          2.78%
11/30/88          $9,443          $10,131         -1.43%
12/31/88          $9,623          $10,308          1.75%
1/31/89          $10,249          $11,063          7.32%
2/28/89          $10,014          $10,787         -2.49%
3/31/89          $10,109          $11,039          2.33%
4/30/89          $10,634          $11,612          5.19%
5/31/89          $10,864          $12,082          4.05%
6/30/89          $10,749          $12,013         -0.57%
7/31/89          $11,615          $13,098          9.03%
8/31/89          $12,045          $13,355          1.96%
9/30/89          $11,980          $13,300         -0.41%
10/31/89         $11,565          $12,991         -2.32%
11/30/89         $11,705          $13,256          2.04%
12/31/89         $11,913          $13,574          2.40%
1/31/90          $11,374          $12,664         -6.71%
2/28/90          $11,534          $12,827          1.29%
3/31/90          $11,908          $13,167          2.65%
4/30/90          $11,835          $12,839         -2.49%
5/31/90          $12,706          $14,091          9.75%
6/30/90          $12,701          $13,996         -0.67%
7/31/90          $12,602          $13,952         -0.32%
8/31/90          $11,493          $12,690         -9.04%
9/30/90          $11,083          $12,072         -4.87%
10/31/90         $11,083          $12,020         -0.43%
11/30/90         $11,736          $12,797          6.46%
12/31/90         $12,160          $13,154          2.79%
1/31/91          $12,871          $13,728          4.36%
2/28/91          $13,757          $14,709          7.15%
3/31/91          $13,873          $15,065          2.42%
4/30/91          $13,953          $15,101          0.24%
5/31/91          $14,462          $15,752          4.31%
6/30/91          $13,842          $15,031         -4.58%
7/31/91          $14,324          $15,731          4.66%
8/31/91          $14,515          $16,104          2.37%
9/30/91          $14,271          $15,835         -1.67%
10/31/91         $14,579          $16,047          1.34%
11/30/91         $14,091          $15,400         -4.03%
12/31/91         $15,408          $17,162         11.44%
1/31/92          $15,259          $16,843         -1.86%
2/29/92          $15,523          $17,060          1.29%
3/31/92          $15,137          $16,728         -1.95%
4/30/92          $15,204          $17,219          2.94%
5/31/92          $15,115          $17,304          0.49%
6/30/92          $14,807          $17,046         -1.49%
7/31/92          $15,171          $17,743          4.09%
8/31/92          $14,840          $17,379         -2.05%
9/30/92          $15,104          $17,583          1.17%
10/31/92         $15,292          $17,642          0.34%
11/30/92         $15,656          $18,242          3.40%
12/31/92         $15,864          $18,467          1.23%
1/31/93          $15,696          $18,622          0.84%
2/28/93          $15,482          $18,875          1.36%
3/31/93          $15,718          $19,273          2.11%
4/30/93          $15,763          $18,807         -2.42%
5/31/93          $16,156          $19,309          2.67%
6/30/93          $15,819          $19,365          0.29%
7/31/93          $15,628          $19,288         -0.40%
8/31/93          $16,167          $20,019          3.79%
9/30/93          $15,999          $19,864         -0.77%
10/31/93         $16,493          $20,276          2.07%
11/30/93         $16,526          $20,083         -0.95%
12/31/93         $16,991          $20,326          1.21%
1/31/94          $17,233          $21,017          3.40%
2/28/94          $16,714          $20,448         -2.71%
3/31/94          $15,885          $19,556         -4.36%
4/30/94          $16,219          $19,806          1.28%
5/31/94          $16,496          $20,131          1.64%
6/30/94          $16,369          $19,638         -2.45%
7/31/94          $16,830          $20,282          3.28%
8/31/94          $17,694          $21,114          4.10%
9/30/94          $17,233          $20,599         -2.44%
10/31/94         $17,590          $21,062          2.25%
11/30/94         $17,129          $20,295         -3.64%
12/31/94         $17,487          $20,596          1.48%
1/31/95          $17,755          $21,129          2.59%
2/28/95          $18,478          $21,953          3.90%
3/31/95          $19,131          $22,601          2.95%
4/30/95          $19,679          $23,265          2.94%
5/31/95          $20,110          $24,196          4.00%
6/30/95          $20,891          $24,757          2.32%
7/31/95          $21,929          $25,579          3.32%
8/31/95          $21,894          $25,643          0.25%
9/30/95          $22,593          $26,725          4.22%
10/31/95         $22,721          $26,629         -0.36%
11/30/95         $24,004          $27,798          4.39%
12/31/95         $24,203          $28,335          1.93%
1/31/96          $24,901          $29,298          3.40%
2/29/96          $25,434          $29,570          0.93%
3/31/96          $25,529          $29,854          0.96%
4/30/96          $26,050          $30,293          1.47%
5/31/96          $26,547          $31,075          2.58%
6/30/96          $26,358          $31,193          0.38%
7/31/96          $24,996          $29,814         -4.42%
8/31/96          $25,695          $30,443          2.11%
9/30/96          $27,044          $32,157          5.63%
10/31/96         $27,116          $33,045          2.76%
11/30/96         $28,821          $35,543          7.56%
12/31/96         $28,241          $34,839         -1.98%
1/31/97          $28,952          $37,016          6.25%
2/28/97          $29,012          $37,305          0.78%
3/31/97          $28,289          $35,772         -4.11%
4/30/97          $29,301          $37,908          5.97%
5/31/97          $30,916          $40,216          6.09%
6/30/97          $31,495          $42,018          4.48%
7/31/97          $32,749          $45,362          7.96%
8/31/97          $31,652          $42,822         -5.60%
9/30/97          $32,652          $45,169          5.48%
10/31/97         $32,375          $43,660         -3.34%
11/30/97         $33,110          $45,682          4.63%
12/31/97         $33,495          $46,467          1.72%
1/31/98          $33,841          $46,983          1.11%
2/28/98          $35,263          $50,371          7.21%
3/31/98          $36,029          $52,950          5.12%
4/30/98          $36,511          $53,484          1.01%
5/31/98          $35,992          $52,564         -1.72%
6/30/98          $36,672          $54,699          4.06%
7/31/98          $36,536          $54,113         -1.07%
8/31/98          $33,457          $46,288        -14.46%
9/30/98          $35,337          $49,256          6.41%

GRAPHIC MATERIAL (8)

This graph compares the performance of Franklin Growth Fund - Class II, as tracked by the growth in value of a $10,000 investment, to that of the S&P 500 from 5/1/95-9/30/98.

     DATE      FRANKLIN GROWTH      S&P 500      S&P 500 $T
                FUND - CLASS II

5/1/95             $9,900            $10,000
5/31/95           $10,135            $10,400       4.00%
6/30/95           $10,517            $10,641       2.32%
7/31/95           $11,040            $10,995       3.32%
8/31/95           $11,011            $11,022       0.25%
9/30/95           $11,357            $11,487       4.22%
10/31/95          $11,410            $11,446      -0.36%
11/30/95          $12,051            $11,948       4.39%
12/31/95          $12,142            $12,179       1.93%
1/31/96           $12,482            $12,593       3.40%
2/29/96           $12,744            $12,710       0.93%
3/31/96           $12,786            $12,832       0.96%
4/30/96           $13,037            $13,021       1.47%
5/31/96           $13,281            $13,357       2.58%
6/30/96           $13,180            $13,407       0.38%
7/31/96           $12,488            $12,815      -4.42%
8/31/96           $12,828            $13,085       2.11%
9/30/96           $13,496            $13,822       5.63%
10/31/96          $13,526            $14,203       2.76%
11/30/96          $14,367            $15,277       7.56%
12/31/96          $14,068            $14,975      -1.98%
1/31/97           $14,407            $15,911       6.25%
2/28/97           $14,431            $16,035       0.78%
3/31/97           $14,061            $15,376      -4.11%
4/30/97           $14,558            $16,294       5.97%
5/31/97           $15,351            $17,286       6.09%
6/30/97           $15,624            $18,060       4.48%
7/31/97           $16,242            $19,498       7.96%
8/31/97           $15,678            $18,406      -5.60%
9/30/97           $16,169            $19,415       5.48%
10/31/97          $16,024            $18,766      -3.34%
11/30/97          $16,375            $19,635       4.63%
12/31/97          $16,554            $19,973       1.72%
1/31/98           $16,715            $20,195       1.11%
2/28/98           $17,407            $21,651       7.21%
3/31/98           $17,771            $22,759       5.12%
4/30/98           $18,000            $22,989       1.01%
5/31/98           $17,734            $22,594      -1.72%
6/30/98           $18,055            $23,511       4.06%
7/31/98           $17,975            $23,259      -1.07%
8/31/98           $16,455            $19,896     -14.46%
9/30/98           $17,363            $21,171       6.41%


GRAPHIC MATERIAL (9)

This graph compares the performance of Franklin Growth Fund - Advisor Class, tracking the growth in value of a $10,000 investment, to that of the S&P 500 from 10/1/88-9/30/98.

     DATE       FRANKLIN GROWTH        S&P 500       S&P 500
                 FUND - ADVISOR                        $T
                      CLASS

10/1/88             $10,000           $10,000
10/31/88            $10,109           $10,278        2.78%
11/30/88            $10,021           $10,131       -1.43%
12/31/88            $10,212           $10,308        1.75%
1/31/89             $10,876           $11,063        7.32%
2/28/89             $10,626           $10,787       -2.49%
3/31/89             $10,727           $11,039        2.33%
4/30/89             $11,285           $11,612        5.19%
5/31/89             $11,529           $12,082        4.05%
6/30/89             $11,407           $12,013       -0.57%
7/31/89             $12,326           $13,098        9.03%
8/31/89             $12,783           $13,355        1.96%
9/30/89             $12,713           $13,300       -0.41%
10/31/89            $12,273           $12,991       -2.32%
11/30/89            $12,421           $13,256        2.04%
12/31/89            $12,642           $13,574        2.40%
1/31/90             $12,070           $12,664       -6.71%
2/28/90             $12,240           $12,827        1.29%
3/31/90             $12,636           $13,167        2.65%
4/30/90             $12,559           $12,839       -2.49%
5/31/90             $13,483           $14,091        9.75%
6/30/90             $13,478           $13,996       -0.67%
7/31/90             $13,373           $13,952       -0.32%
8/31/90             $12,196           $12,690       -9.04%
9/30/90             $11,762           $12,072       -4.87%
10/31/90            $11,762           $12,020       -0.43%
11/30/90            $12,455           $12,797        6.46%
12/31/90            $12,904           $13,154        2.79%
1/31/91             $13,658           $13,728        4.36%
2/28/91             $14,599           $14,709        7.15%
3/31/91             $14,723           $15,065        2.42%
4/30/91             $14,807           $15,101        0.24%
5/31/91             $15,347           $15,752        4.31%
6/30/91             $14,689           $15,031       -4.58%
7/31/91             $15,201           $15,731        4.66%
8/31/91             $15,404           $16,104        2.37%
9/30/91             $15,145           $15,835       -1.67%
10/31/91            $15,471           $16,047        1.34%
11/30/91            $14,953           $15,400       -4.03%
12/31/91            $16,351           $17,162       11.44%
1/31/92             $16,193           $16,843       -1.86%
2/29/92             $16,473           $17,060        1.29%
3/31/92             $16,064           $16,728       -1.95%
4/30/92             $16,134           $17,219        2.94%
5/31/92             $16,040           $17,304        0.49%
6/30/92             $15,713           $17,046       -1.49%
7/31/92             $16,099           $17,743        4.09%
8/31/92             $15,748           $17,379       -2.05%
9/30/92             $16,029           $17,583        1.17%
10/31/92            $16,228           $17,642        0.34%
11/30/92            $16,614           $18,242        3.40%
12/31/92            $16,835           $18,467        1.23%
1/31/93             $16,656           $18,622        0.84%
2/28/93             $16,430           $18,875        1.36%
3/31/93             $16,680           $19,273        2.11%
4/30/93             $16,728           $18,807       -2.42%
5/31/93             $17,145           $19,309        2.67%
6/30/93             $16,787           $19,365        0.29%
7/31/93             $16,585           $19,288       -0.40%
8/31/93             $17,157           $20,019        3.79%
9/30/93             $16,978           $19,864       -0.77%
10/31/93            $17,502           $20,276        2.07%
11/30/93            $17,538           $20,083       -0.95%
12/31/93            $18,031           $20,326        1.21%
1/31/94             $18,287           $21,017        3.40%
2/28/94             $17,737           $20,448       -2.71%
3/31/94             $16,857           $19,556       -4.36%
4/30/94             $17,212           $19,806        1.28%
5/31/94             $17,505           $20,131        1.64%
6/30/94             $17,371           $19,638       -2.45%
7/31/94             $17,860           $20,282        3.28%
8/31/94             $18,776           $21,114        4.10%
9/30/94             $18,287           $20,599       -2.44%
10/31/94            $18,666           $21,062        2.25%
11/30/94            $18,177           $20,295       -3.64%
12/31/94            $18,557           $20,596        1.48%
1/31/95             $18,842           $21,129        2.59%
2/28/95             $19,609           $21,953        3.90%
3/31/95             $20,302           $22,601        2.95%
4/30/95             $20,883           $23,265        2.94%
5/31/95             $21,341           $24,196        4.00%
6/30/95             $22,170           $24,757        2.32%
7/31/95             $23,271           $25,579        3.32%
8/31/95             $23,234           $25,643        0.25%
9/30/95             $23,976           $26,725        4.22%
10/31/95            $24,112           $26,629       -0.36%
11/30/95            $25,473           $27,798        4.39%
12/31/95            $25,684           $28,335        1.93%
1/31/96             $26,425           $29,298        3.40%
2/29/96             $26,991           $29,570        0.93%
3/31/96             $27,091           $29,854        0.96%
4/30/96             $27,644           $30,293        1.47%
5/31/96             $28,172           $31,075        2.58%
6/30/96             $27,971           $31,193        0.38%
7/31/96             $26,526           $29,814       -4.42%
8/31/96             $27,267           $30,443        2.11%
9/30/96             $28,700           $32,157        5.63%
10/31/96            $28,775           $33,045        2.76%
11/30/96            $30,585           $35,543        7.56%
12/31/96            $29,969           $34,839       -1.98%
1/31/97             $30,724           $37,016        6.25%
2/28/97             $30,800           $37,305        0.78%
3/31/97             $30,046           $35,772       -4.11%
4/30/97             $31,120           $37,908        5.97%
5/31/97             $32,834           $40,216        6.09%
6/30/97             $33,448           $42,018        4.48%
7/31/97             $34,791           $45,362        7.96%
8/31/97             $33,627           $42,822       -5.60%
9/30/97             $34,702           $45,169        5.48%
10/31/97            $34,408           $43,660       -3.34%
11/30/97            $35,213           $45,682        4.63%
12/31/97            $35,618           $46,467        1.72%
1/31/98             $35,999           $46,983        1.11%
2/28/98             $37,511           $50,371        7.21%
3/31/98             $38,339           $52,950        5.12%
4/30/98             $38,852           $53,484        1.01%
5/31/98             $38,313           $52,564       -1.72%
6/30/98             $39,036           $54,699        4.06%
7/31/98             $38,905           $54,113       -1.07%
8/31/98             $35,631           $46,288      -14.46%
9/30/98             $37,642           $49,256        6.41%


GRAPHIC MATERIAL (10)

This chart shows the portfolio breakdown by sector based on the percentage of total net assets on 9/30/98 for the Franklin Income Fund.

Utility Stocks                           27%
Corporate Bonds                          24%
U.S. Government Securities               16%
Foreign Government Securities            12%
Oil & Gas Stocks                          4%
Real Estate Stocks                        3%
Consumer Products Stocks                  2%
Gold Stocks                               3%
Telecommunications Stocks                 1%
Other Stocks                              3%
Cash & Other Assets                       5%

GRAPHIC MATERIAL (11)

This graph compares the performance of Franklin Income Fund - Class I, tracking the growth in value of a $10,000 investment, to that of the Lehman Brothers Government/Corporate Bond Index and the Lipper Income Average from 10/1/88-9/30/98.



          FRANKLIN INCOME                  LB       LIPPER S&P 500         LB       LIPPER
DATE      FUND - CLASS I    S&P 500   GOV'T./CORP.  INCOME AVG.      GOV'T./CORP. INCOME AVG.
-------------------------------------------------------------------------------------------

10/1/88      $9,591       $10,000     $10,000      $10,000
12/31/88     $9,664       $10,309     $10,096      $10,119    3.09%    0.96%     1.19%
3/31/89      $9,969       $11,040     $10,206      $10,456    7.09%    1.09%     3.33%
6/30/89     $10,534       $12,015     $11,027      $11,032    8.83%    8.04%     5.51%
9/30/89     $10,707       $13,302     $11,130      $11,472   10.71%    0.94%     3.99%
12/31/89    $10,888       $13,576     $11,532      $11,628    2.06%    3.61%     1.36%
3/31/90     $10,648       $13,167     $11,401      $11,442   -3.01%   -1.14%    -1.60%
6/30/90     $11,010       $13,995     $11,811      $11,788    6.29%    3.60%     3.02%
9/30/90     $10,066       $12,072     $11,882      $11,149  -13.74%    0.60%    -5.42%
12/31/90     $9,932       $13,154     $12,488      $11,644    8.96%    5.10%     4.44%
3/31/91     $11,588       $15,065     $12,824      $12,653   14.53%    2.69%     8.67%
6/30/91     $12,297       $15,030     $13,017      $12,879   -0.23%    1.51%     1.78%
9/30/91     $13,410       $15,835     $13,766      $13,765    5.35%    5.75%     6.88%
12/31/91    $14,020       $17,162     $14,500      $14,523    8.38%    5.33%     5.51%
3/31/92     $14,958       $16,727     $14,282      $14,676   -2.53%   -1.50%     1.05%
6/30/92     $15,714       $17,045     $14,862      $15,110    1.90%    4.06%     2.96%
9/30/92     $15,990       $17,582     $15,587      $15,645    3.15%    4.88%     3.54%
12/31/92    $16,157       $18,466     $15,598      $15,948    5.03%    0.07%     1.94%
3/31/93     $17,449       $19,273     $16,325      $16,765    4.37%    4.66%     5.12%
6/30/93     $18,243       $19,368     $16,816      $17,141    0.49%    3.01%     2.24%
9/30/93     $19,050       $19,868     $17,375      $17,696    2.58%    3.32%     3.24%
12/31/93    $19,636       $20,328     $17,324      $17,880    2.32%   -0.29%     1.04%
3/31/94     $18,622       $19,558     $16,779      $17,331   -3.79%   -3.15%    -3.07%
6/30/94     $18,333       $19,640     $16,571      $17,255    0.42%   -1.24%    -0.44%
9/30/94     $18,792       $20,601     $16,653      $17,607    4.89%    0.50%     2.04%
12/31/94    $18,384       $20,596     $16,715      $17,366   -0.02%    0.37%    -1.37%
3/31/95     $19,140       $22,603     $17,547      $18,333    9.74%    4.98%     5.57%
6/30/95     $20,543       $24,761     $18,685      $19,435    9.55%    6.48%     6.01%
9/30/95     $21,423       $26,730     $19,041      $20,350    7.95%    1.91%     4.71%
12/31/95    $22,299       $28,339     $19,929      $21,264    6.02%    4.66%     4.49%
3/31/96     $22,438       $29,861     $19,462      $21,672    5.37%   -2.34%     1.92%
6/30/96     $23,085       $31,201     $19,554      $22,066    4.49%    0.47%     1.82%
9/30/96     $23,443       $32,165     $19,900      $22,499    3.09%    1.77%     1.96%
12/31/96    $24,628       $34,848     $20,509      $23,561    8.34%    3.06%     4.72%
3/31/97     $24,675       $35,782     $20,333      $23,549    2.68%   -0.86%    -0.05%
6/30/97     $26,130       $42,029     $21,073      $25,400   17.46%    3.64%     7.86%
9/30/97     $27,502       $45,177     $21,810      $26,929    7.49%    3.50%     6.02%
12/31/97    $28,778       $46,474     $22,510      $27,395    2.87%    3.21%     1.73%
3/31/98     $29,763       $52,957     $22,852      $28,872   13.95%    1.52%     5.39%
6/30/98     $29,120       $54,705     $23,451      $28,987    3.30%    2.62%     0.40%
9/30/98     $28,115       $49,256     $24,612      $27,674   -9.95%    4.95%    -4.53%


GRAPHIC MATERIAL (12)

This graph compares the performance of Franklin Income Fund - Class II, tracking the growth in value of a $10,000 investment, to that of the Lehman Brothers Government/Corporate Bond Index and the Lipper Income Average from 5/1/95-9/30/98.



DATE          FRANKLIN INCOME                                  LIPPER                 LB          LIPPER
              FUND - CLASS II   S&P 500     LB GOV'T./CORP.  INCOME AVG. S&P 500 GOV'T./CORP.   INCOME AVG.
-------------------------------------------------------------------------------------------------------------
5/1/95            $9,909        $10,000        $10,000       $10,000
6/30/95           $10,338       $10,641        $10,502       $10,403      6.41%     5.02%         4.03%
9/30/95           $10,771       $11,487        $10,703       $10,893      7.95%     1.91%         4.71%
12/31/95          $11,197       $12,178        $11,201       $11,382      6.02%     4.66%         4.49%
3/31/96           $11,301       $12,832        $10,939       $11,601      5.37%    -2.34%         1.92%
6/30/96           $11,561       $13,409        $10,991       $11,812      4.49%     0.47%         1.82%
9/30/96           $11,725       $13,823        $11,185       $12,043      3.09%     1.77%         1.96%
12/31/96          $12,302       $14,976        $11,527       $12,612      8.34%     3.06%         4.72%
3/31/97           $12,362       $15,377        $11,428       $12,605      2.68%    -0.86%        -0.05%
6/30/97           $13,071       $18,062        $11,844       $13,596     17.46%     3.64%         7.86%
9/30/97           $13,686       $19,415        $12,259       $14,415      7.49%     3.50%         6.02%
12/31/97          $14,302       $19,972        $12,652       $14,664      2.87%     3.21%         1.73%
3/31/98           $14,771       $22,758        $12,845       $15,454     13.95%     1.52%         5.39%
6/30/98           $14,494       $23,509        $13,181       $15,516      3.30%     2.62%         0.40%
9/30/98           $13,919       $21,171        $13,834       $14,813     -9.95%     4.95%        -4.53%


GRAPHIC MATERIAL (13)

This graph compares the performance of Franklin Income Fund - Advisor Class, tracking the growth in value of a $10,000 investment, to that of the Lehman Brothers Government/Corporate Bond Index and the Lipper Income Average from 10/1/88-9/30/98.




             FRANKLIN INCOME FUND-                              LIPPER                  LB         LIPPER
DATE             ADVISOR CLASS      S&P 500 LB GOV'T./CORP.   INCOME AVG. S&P 500  GOV'T./CORP. INCOME AVG.
--------------------------------------------------------------------------------------------------------------
10/1/88          $10,000          $10,000       $10,000       $10,000
12/31/88          $10,076         $10,309       $10,096       $10,119      3.09%      0.96%        1.19%
3/31/89           $10,394         $11,040       $10,206       $10,456      7.09%      1.09%        3.33%
6/30/89           $10,983         $12,015       $11,027       $11,032      8.83%      8.04%        5.51%
9/30/89           $11,164         $13,302       $11,130       $11,472     10.71%      0.94%        3.99%
12/31/89          $11,352         $13,576       $11,532       $11,628      2.06%      3.61%        1.36%
3/31/90           $11,102         $13,167       $11,401       $11,442     -3.01%     -1.14%       -1.60%
6/30/90           $11,480         $13,995       $11,811       $11,788      6.29%      3.60%        3.02%
9/30/90           $10,495         $12,072       $11,882       $11,149    -13.74%      0.60%       -5.42%
12/31/90          $10,356         $13,154       $12,488       $11,644      8.96%      5.10%        4.44%
3/31/91           $12,082         $15,065       $12,824       $12,653     14.53%      2.69%        8.67%
6/30/91           $12,821         $15,030       $13,017       $12,879     -0.23%      1.51%        1.78%
9/30/91           $13,982         $15,835       $13,766       $13,765      5.35%      5.75%        6.88%
12/31/91          $14,618         $17,162       $14,500       $14,523      8.38%      5.33%        5.51%
3/31/92           $15,596         $16,727       $14,282       $14,676     -2.53%     -1.50%        1.05%
6/30/92           $16,384         $17,045       $14,862       $15,110      1.90%      4.06%        2.96%
9/30/92           $16,672         $17,582       $15,587       $15,645      3.15%      4.88%        3.54%
12/31/92          $16,846         $18,466       $15,598       $15,948      5.03%      0.07%        1.94%
3/31/93           $18,194         $19,273       $16,325       $16,765      4.37%      4.66%        5.12%
6/30/93           $19,021         $19,368       $16,816       $17,141      0.49%      3.01%        2.24%
9/30/93           $19,862         $19,868       $17,375       $17,696      2.58%      3.32%        3.24%
12/31/93          $20,474         $20,328       $17,324       $17,880      2.32%     -0.29%        1.04%
3/31/94           $19,416         $19,558       $16,779       $17,331     -3.79%     -3.15%       -3.07%
6/30/94           $19,115         $19,640       $16,571       $17,255      0.42%     -1.24%       -0.44%
9/30/94           $19,593         $20,601       $16,653       $17,607      4.89%      0.50%        2.04%
12/31/94          $19,168         $20,596       $16,715       $17,366     -0.02%      0.37%       -1.37%
3/31/95           $19,956         $22,603       $17,547       $18,333      9.74%      4.98%        5.57%
6/30/95           $21,419         $24,761       $18,685       $19,435      9.55%      6.48%        6.01%
9/30/95           $22,337         $26,730       $19,041       $20,350      7.95%      1.91%        4.71%
12/31/95          $23,250         $28,339       $19,929       $21,264      6.02%      4.66%        4.49%
3/31/96           $23,395         $29,861       $19,462       $21,672      5.37%     -2.34%        1.92%
6/30/96           $24,070         $31,201       $19,554       $22,066      4.49%      0.47%        1.82%
9/30/96           $24,443         $32,165       $19,900       $22,499      3.09%      1.77%        1.96%
12/31/96          $25,679         $34,848       $20,509       $23,561      8.34%      3.06%        4.72%
3/31/97           $25,736         $35,782       $20,333       $23,549      2.68%     -0.86%       -0.05%
6/30/97           $27,267         $42,029       $21,073       $25,400     17.46%      3.64%        7.86%
9/30/97           $28,595         $45,177       $21,810       $26,929      7.49%      3.50%        6.02%
12/31/97          $30,055         $46,474       $22,510       $27,395      2.87%      3.21%        1.73%
3/31/98           $30,977         $52,957       $22,852       $28,872     13.95%      1.52%        5.39%
6/30/98           $30,440         $54,705       $23,451       $28,987      3.30%      2.62%        0.40%
9/30/98           $29,401         $49,256       $24,612       $27,674     -9.95%      4.95%       -4.53%



GRAPHIC MATERIAL (14)

This point graph compares the average annual total return measured against risk from 10/93 to 9/98 for Franklin U.S. Government Securities Fund - Class I vs. comparable investments.

-------------------------------------------------------------------------
                                                       Risk     Return
-------------------------------------------------------------------------
One-Year CD                                              0.22%     5.27%
P&R 30-Year Treasury                                    10.59%    10.05%
P&R 10-Year Treasury                                     7.02%     8.05%
Franklin U.S. Government Securities Fund - Class I       3.41%     6.78%
-------------------------------------------------------------------------

GRAPHIC MATERIAL (15)

This horizontal bar chart compares the yield for Franklin U.S. Government Securities Fund - Class I vs. comparable investments on 9/30/98.

Average Money Market Fund                            4.98%
One-year CD                                          5.07%
Average Ginnie Mae Fund                              5.52%
Franklin U.S. Government Securities Fund -           5.98%
Class I

GRAPHIC MATERIAL (16)

This graph compares the performance of Franklin U.S. Government Securities Fund
- Class I, tracking the growth in value of a $10,000 investment, to that of the Lehman Brothers Intermediate U.S. Government Bond Index from 10/1/88-9/30/98.



                 FRANKLIN U.S. GOVERNMENT      LEHMAN BROTHERS INTERMEDIATE
                 SECURITIES FUND - CLASS I         GOVERNMENT BOND INDEX        CPI
              ---------------------------------------------------------------------------
10/1/88       $9,575                           $10,000                        $10,000
10/31/88      $9,738              1.38%        $10,138             0.33%      $10,033
11/30/88      $9,652             -0.86%        $10,051             0.08%      $10,041
12/31/88      $9,593              0.10%        $10,061             0.17%      $10,058
1/31/89       $9,718              1.00%        $10,161             0.50%      $10,108
2/28/89       $9,700             -0.44%        $10,117             0.41%      $10,150
3/31/89       $9,697              0.47%        $10,164             0.58%      $10,209
4/30/89       $9,869              2.02%        $10,370             0.65%      $10,275
5/31/89      $10,101              1.93%        $10,570             0.57%      $10,334
6/30/89      $10,349              2.55%        $10,839             0.24%      $10,358
7/31/89      $10,480              2.03%        $11,059             0.24%      $10,383
8/31/89      $10,432             -1.35%        $10,910             0.16%      $10,400
9/30/89      $10,474              0.48%        $10,962             0.32%      $10,433
10/31/89     $10,639              2.10%        $11,193             0.48%      $10,483
11/30/89     $10,760              0.99%        $11,303             0.24%      $10,508
12/31/89     $10,850              0.29%        $11,336             0.16%      $10,525
1/31/90      $10,800             -0.62%        $11,266             1.03%      $10,634
2/28/90      $10,860              0.37%        $11,308             0.47%      $10,684
3/31/90      $10,889              0.12%        $11,321             0.55%      $10,742
4/30/90      $10,869             -0.33%        $11,284             0.16%      $10,760
5/31/90      $11,126              2.14%        $11,525             0.23%      $10,784
6/30/90      $11,250              1.32%        $11,677             0.54%      $10,843
7/31/90      $11,458              1.40%        $11,841             0.38%      $10,884
8/31/90      $11,434             -0.36%        $11,798             0.92%      $10,984
9/30/90      $11,511              0.89%        $11,903             0.84%      $11,076
10/31/90     $11,640              1.39%        $12,069             0.60%      $11,143
11/30/90     $11,854              1.51%        $12,251             0.22%      $11,167
12/31/90     $12,019              1.38%        $12,420             0.00%      $11,167
1/31/91      $12,185              1.03%        $12,548             0.60%      $11,234
2/28/91      $12,247              0.61%        $12,624             0.15%      $11,251
3/31/91      $12,346              0.55%        $12,694             0.15%      $11,268
4/30/91      $12,459              1.03%        $12,825             0.15%      $11,285
5/31/91      $12,574              0.56%        $12,896             0.30%      $11,319
6/30/91      $12,635              0.08%        $12,907             0.29%      $11,351
7/31/91      $12,824              1.08%        $13,046             0.15%      $11,368
8/31/91      $12,977              1.90%        $13,294             0.29%      $11,401
9/30/91      $13,169              1.70%        $13,520             0.44%      $11,452
10/31/91     $13,344              1.14%        $13,674             0.15%      $11,469
11/30/91     $13,420              1.17%        $13,834             0.29%      $11,502
12/31/91     $13,667              2.43%        $14,170             0.07%      $11,510
1/31/92      $13,574             -0.96%        $14,034             0.15%      $11,527
2/29/92      $13,672              0.31%        $14,078             0.36%      $11,569
3/31/92      $13,635             -0.40%        $14,022             0.51%      $11,628
4/30/92      $13,734              0.90%        $14,148             0.14%      $11,644
5/31/92      $13,943              1.49%        $14,359             0.14%      $11,660
6/30/92      $14,114              1.44%        $14,565             0.36%      $11,702
7/31/92      $14,246              1.92%        $14,845             0.21%      $11,727
8/31/92      $14,439              1.02%        $14,996             0.28%      $11,760
9/30/92      $14,553              1.38%        $15,203             0.28%      $11,793
10/31/92     $14,446             -1.20%        $15,021             0.35%      $11,834
11/30/92     $14,500             -0.41%        $14,959             0.14%      $11,851
12/31/92     $14,678              1.29%        $15,152            -0.07%      $11,842
1/31/93      $14,877              1.86%        $15,434             0.49%      $11,900
2/28/93      $15,037              1.47%        $15,661             0.35%      $11,942
3/31/93      $15,113              0.37%        $15,719             0.35%      $11,984
4/30/93      $15,191              0.78%        $15,842             0.28%      $12,017
5/31/93      $15,269             -0.27%        $15,799             0.14%      $12,034
6/30/93      $15,432              1.45%        $16,028             0.14%      $12,051
7/31/93      $15,511              0.20%        $16,060             0.00%      $12,051
8/31/93      $15,591              1.49%        $16,299             0.28%      $12,085
9/30/93      $15,600              0.41%        $16,366             0.21%      $12,110
10/31/93     $15,630              0.24%        $16,405             0.41%      $12,160
11/30/93     $15,574             -0.49%        $16,325             0.07%      $12,168
12/31/93     $15,693              0.41%        $16,392             0.00%      $12,168
1/31/94      $15,835              0.99%        $16,554             0.27%      $12,201
2/28/94      $15,688             -1.37%        $16,327             0.34%      $12,243
3/31/94      $15,247             -1.46%        $16,089             0.34%      $12,284
4/30/94      $15,145             -0.65%        $15,984             0.14%      $12,301
5/31/94      $15,154              0.07%        $15,996             0.07%      $12,310
6/30/94      $15,085              0.02%        $15,999             0.34%      $12,352
7/31/94      $15,361              1.31%        $16,208             0.27%      $12,385
8/31/94      $15,408              0.29%        $16,255             0.40%      $12,435
9/30/94      $15,197             -0.83%        $16,120             0.27%      $12,468
10/31/94     $15,151              0.02%        $16,124             0.07%      $12,477
11/30/94     $15,128             -0.44%        $16,053             0.13%      $12,493
12/31/94     $15,270              0.33%        $16,106             0.00%      $12,493
1/31/95      $15,581              1.63%        $16,368             0.40%      $12,543
2/28/95      $15,967              1.93%        $16,684             0.40%      $12,593
3/31/95      $16,039              0.55%        $16,776             0.33%      $12,635
4/30/95      $16,258              1.16%        $16,970             0.33%      $12,677
5/31/95      $16,800              2.82%        $17,449             0.20%      $12,702
6/30/95      $16,901              0.64%        $17,561             0.20%      $12,727
7/31/95      $16,928              0.05%        $17,569             0.00%      $12,727
8/31/95      $17,105              0.82%        $17,714             0.26%      $12,761
9/30/95      $17,258              0.67%        $17,832             0.20%      $12,786
10/31/95     $17,438              1.10%        $18,028             0.33%      $12,828
11/30/95     $17,618              1.22%        $18,248            -0.07%      $12,819
12/31/95     $17,825              0.99%        $18,429            -0.07%      $12,810
1/31/96      $17,930              0.84%        $18,584             0.59%      $12,886
2/29/96      $17,777             -1.06%        $18,387             0.32%      $12,927
3/31/96      $17,701             -0.46%        $18,302             0.52%      $12,994
4/30/96      $17,625             -0.29%        $18,249             0.39%      $13,045
5/31/96      $17,575             -0.05%        $18,240             0.19%      $13,070
6/30/96      $17,790              1.02%        $18,426             0.06%      $13,078
7/31/96      $17,846              0.31%        $18,483             0.19%      $13,103
8/31/96      $17,848              0.11%        $18,504             0.19%      $13,127
9/30/96      $18,147              1.29%        $18,742             0.32%      $13,169
10/31/96     $18,476              1.64%        $19,050             0.32%      $13,212
11/30/96     $18,752              1.21%        $19,280             0.19%      $13,237
12/31/96     $18,645             -0.54%        $19,176             0.00%      $13,237
1/31/97      $18,758              0.38%        $19,249             0.32%      $13,279
2/28/97      $18,816              0.16%        $19,280             0.31%      $13,320
3/31/97      $18,762             -0.57%        $19,170             0.25%      $13,353
4/30/97      $19,047              1.13%        $19,386             0.12%      $13,370
5/31/97      $19,214              0.78%        $19,538            -0.06%      $13,361
6/30/97      $19,439              0.86%        $19,706             0.12%      $13,378
7/31/97      $19,808              1.84%        $20,068             0.12%      $13,394
8/31/97      $19,748             -0.38%        $19,992             0.19%      $13,419
9/30/97      $19,977              1.09%        $20,210             0.25%      $13,453
10/31/97     $20,178              1.17%        $20,446             0.25%      $13,486
11/30/97     $20,205              0.22%        $20,491            -0.06%      $13,478
12/31/97     $20,408              0.81%        $20,657            -0.12%      $13,462
1/31/98      $20,612              1.30%        $20,926             0.19%      $13,488
2/28/98      $20,609             -0.11%        $20,903             0.19%      $13,513
3/31/98      $20,696              0.31%        $20,968             0.19%      $13,539
4/30/98      $20,844              0.48%        $21,068             0.18%      $13,563
5/31/98      $20,986              0.69%        $21,214             0.18%      $13,588
6/30/98      $21,069              0.67%        $21,356             0.12%      $13,604
7/31/98      $21,182              0.38%        $21,437             0.12%      $13,620
8/31/98      $21,388              1.89%        $21,842             0.12%      $13,637
9/30/98      $21,658              2.33%        $22,351             0.12%      $13,653

Total Return 116.58%                           123.51%                         36.53%


GRAPHIC MATERIAL (17)

This graph compares the performance of Franklin U.S. Government Securities Fund
- Class II, tracking the growth in value of a $10,000 investment, to that of the Lehman Brothers Intermediate U.S. Government Bond Index from 5/1/95-9/30/98.

                 FRANKLIN U.S. GOVERNMENT      LEHMAN BROTHERS INTERMEDIATE
                SECURITIES FUND - CLASS II         GOVERNMENT BOND INDEX       CPI
              ---------------------------------------------------------------------------
5/1/95          $9,896                         $10,000                        $10,000
5/31/95        $10,194              2.82%      $10,282              0.20%     $10,020
6/30/95        $10,249              0.64%      $10,348              0.20%     $10,040
7/31/95        $10,260              0.05%      $10,353              0.00%     $10,040
8/31/95        $10,362              0.82%      $10,438              0.26%     $10,066
9/30/95        $10,454              0.67%      $10,508              0.20%     $10,086
10/31/95       $10,557              1.10%      $10,623              0.33%     $10,120
11/30/95       $10,661              1.22%      $10,753             -0.07%     $10,112
12/31/95       $10,780              0.99%      $10,859             -0.07%     $10,105
1/31/96        $10,853              0.84%      $10,951              0.59%     $10,165
2/29/96        $10,754             -1.06%      $10,835              0.32%     $10,198
3/31/96        $10,687             -0.46%      $10,785              0.52%     $10,251
4/30/96        $10,652             -0.29%      $10,753              0.39%     $10,291
5/31/96        $10,616             -0.05%      $10,748              0.19%     $10,310
6/30/96        $10,725              1.02%      $10,858              0.06%     $10,316
7/31/96        $10,754              0.31%      $10,891              0.19%     $10,336
8/31/96        $10,766              0.11%      $10,903              0.19%     $10,356
9/30/96        $10,930              1.29%      $11,044              0.32%     $10,389
10/31/96       $11,123              1.64%      $11,225              0.32%     $10,422
11/30/96       $11,301              1.21%      $11,361              0.19%     $10,442
12/31/96       $11,214             -0.54%      $11,300              0.00%     $10,442
1/31/97        $11,294              0.38%      $11,343              0.32%     $10,475
2/28/97        $11,307              0.16%      $11,361              0.31%     $10,508
3/31/97        $11,269             -0.57%      $11,296              0.25%     $10,534
4/30/97        $11,434              1.13%      $11,424              0.12%     $10,547
5/31/97        $11,546              0.78%      $11,513             -0.06%     $10,540
6/30/97        $11,675              0.86%      $11,612              0.12%     $10,553
7/31/97        $11,892              1.84%      $11,825              0.12%     $10,565
8/31/97        $11,833             -0.38%      $11,780              0.19%     $10,586
9/30/97        $11,966              1.09%      $11,909              0.25%     $10,612
10/31/97       $12,081              1.17%      $12,048              0.25%     $10,639
11/30/97       $12,091              0.22%      $12,075             -0.06%     $10,632
12/31/97       $12,208              0.81%      $12,172             -0.12%     $10,619
1/31/98        $12,324              1.30%      $12,331              0.19%     $10,640
2/28/98        $12,317             -0.11%      $12,317              0.19%     $10,660
3/31/98        $12,363              0.31%      $12,355              0.19%     $10,680
4/30/98        $12,446              0.48%      $12,415              0.18%     $10,699
5/31/98        $12,526              0.69%      $12,500              0.18%     $10,719
6/30/98        $12,569              0.67%      $12,584              0.12%     $10,731
7/31/98        $12,632              0.38%      $12,632              0.12%     $10,744
8/31/98        $12,749              1.89%      $12,871              0.12%     $10,757
9/30/98        $12,905              2.33%      $13,171              0.12%     $10,770

Total Return    29.05%                          31.71%                          7.70%

GRAPHIC MATERIAL (18)

This graph compares the performance of Franklin U.S. Government Securities Fund
- Advisor Class, tracking the growth in value of a $10,000 investment, to that of the Lehman Brothers Intermediate U.S. Government Bond Index from 10/1/88-9/30/98.



                 FRANKLIN U.S. GOVERNMENT      LEHMAN BROTHERS INTERMEDIATE
                SECURITIES - ADVISOR CLASS         GOVERNMENT BOND INDEX         CPI
              ---------------------------------------------------------------------------

10/1/88         $10,000                        $10,000                          $10,000
10/31/88        $10,170              1.38%     $10,138               0.33%      $10,033
11/30/88        $10,080             -0.86%     $10,051               0.08%      $10,041
12/31/88        $10,019              0.10%     $10,061               0.17%      $10,058
1/31/89         $10,149              1.00%     $10,161               0.50%      $10,108
2/28/89         $10,131             -0.44%     $10,117               0.41%      $10,150
3/31/89         $10,128              0.47%     $10,164               0.58%      $10,209
4/30/89         $10,307              2.02%     $10,370               0.65%      $10,275
5/31/89         $10,549              1.93%     $10,570               0.57%      $10,334
6/30/89         $10,808              2.55%     $10,839               0.24%      $10,358
7/31/89         $10,945              2.03%     $11,059               0.24%      $10,383
8/31/89         $10,895             -1.35%     $10,910               0.16%      $10,400
9/30/89         $10,939              0.48%     $10,962               0.32%      $10,433
10/31/89        $11,112              2.10%     $11,193               0.48%      $10,483
11/30/89        $11,237              0.99%     $11,303               0.24%      $10,508
12/31/89        $11,332              0.29%     $11,336               0.16%      $10,525
1/31/90         $11,279             -0.62%     $11,266               1.03%      $10,634
2/28/90         $11,342              0.37%     $11,308               0.47%      $10,684
3/31/90         $11,372              0.12%     $11,321               0.55%      $10,742
4/30/90         $11,352             -0.33%     $11,284               0.16%      $10,760
5/31/90         $11,620              2.14%     $11,525               0.23%      $10,784
6/30/90         $11,749              1.32%     $11,677               0.54%      $10,843
7/31/90         $11,966              1.40%     $11,841               0.38%      $10,884
8/31/90         $11,942             -0.36%     $11,798               0.92%      $10,984
9/30/90         $12,023              0.89%     $11,903               0.84%      $11,076
10/31/90        $12,157              1.39%     $12,069               0.60%      $11,143
11/30/90        $12,381              1.51%     $12,251               0.22%      $11,167
12/31/90        $12,553              1.38%     $12,420               0.00%      $11,167
1/31/91         $12,726              1.03%     $12,548               0.60%      $11,234
2/28/91         $12,791              0.61%     $12,624               0.15%      $11,251
3/31/91         $12,894              0.55%     $12,694               0.15%      $11,268
4/30/91         $13,013              1.03%     $12,825               0.15%      $11,285
5/31/91         $13,132              0.56%     $12,896               0.30%      $11,319
6/30/91         $13,196              0.08%     $12,907               0.29%      $11,351
7/31/91         $13,394              1.08%     $13,046               0.15%      $11,368
8/31/91         $13,554              1.90%     $13,294               0.29%      $11,401
9/30/91         $13,754              1.70%     $13,520               0.44%      $11,452
10/31/91        $13,936              1.14%     $13,674               0.15%      $11,469
11/30/91        $14,016              1.17%     $13,834               0.29%      $11,502
12/31/91        $14,274              2.43%     $14,170               0.07%      $11,510
1/31/92         $14,177             -0.96%     $14,034               0.15%      $11,527
2/29/92         $14,279              0.31%     $14,078               0.36%      $11,569
3/31/92         $14,241             -0.40%     $14,022               0.51%      $11,628
4/30/92         $14,344              0.90%     $14,148               0.14%      $11,644
5/31/92         $14,562              1.49%     $14,359               0.14%      $11,660
6/30/92         $14,741              1.44%     $14,565               0.36%      $11,702
7/31/92         $14,878              1.92%     $14,845               0.21%      $11,727
8/31/92         $15,080              1.02%     $14,996               0.28%      $11,760
9/30/92         $15,199              1.38%     $15,203               0.28%      $11,793
10/31/92        $15,087             -1.20%     $15,021               0.35%      $11,834
11/30/92        $15,144             -0.41%     $14,959               0.14%      $11,851
12/31/92        $15,330              1.29%     $15,152              -0.07%      $11,842
1/31/93         $15,538              1.86%     $15,434               0.49%      $11,900
2/28/93         $15,704              1.47%     $15,661               0.35%      $11,942
3/31/93         $15,785              0.37%     $15,719               0.35%      $11,984
4/30/93         $15,866              0.78%     $15,842               0.28%      $12,017
5/31/93         $15,947             -0.27%     $15,799               0.14%      $12,034
6/30/93         $16,118              1.45%     $16,028               0.14%      $12,051
7/31/93         $16,200              0.20%     $16,060               0.00%      $12,051
8/31/93         $16,284              1.49%     $16,299               0.28%      $12,085
9/30/93         $16,293              0.41%     $16,366               0.21%      $12,110
10/31/93        $16,325              0.24%     $16,405               0.41%      $12,160
11/30/93        $16,265             -0.49%     $16,325               0.07%      $12,168
12/31/93        $16,390              0.41%     $16,392               0.00%      $12,168
1/31/94         $16,538              0.99%     $16,554               0.27%      $12,201
2/28/94         $16,384             -1.37%     $16,327               0.34%      $12,243
3/31/94         $15,925             -1.46%     $16,089               0.34%      $12,284
4/30/94         $15,817             -0.65%     $15,984               0.14%      $12,301
5/31/94         $15,827              0.07%     $15,996               0.07%      $12,310
6/30/94         $15,755              0.02%     $15,999               0.34%      $12,352
7/31/94         $16,044              1.31%     $16,208               0.27%      $12,385
8/31/94         $16,092              0.29%     $16,255               0.40%      $12,435
9/30/94         $15,872             -0.83%     $16,120               0.27%      $12,468
10/31/94        $15,824              0.02%     $16,124               0.07%      $12,477
11/30/94        $15,800             -0.44%     $16,053               0.13%      $12,493
12/31/94        $15,948              0.33%     $16,106               0.00%      $12,493
1/31/95         $16,273              1.63%     $16,368               0.40%      $12,543
2/28/95         $16,676              1.93%     $16,684               0.40%      $12,593
3/31/95         $16,751              0.55%     $16,776               0.33%      $12,635
4/30/95         $16,980              1.16%     $16,970               0.33%      $12,677
5/31/95         $17,546              2.82%     $17,449               0.20%      $12,702
6/30/95         $17,651              0.64%     $17,561               0.20%      $12,727
7/31/95         $17,680              0.05%     $17,569               0.00%      $12,727
8/31/95         $17,865              0.82%     $17,714               0.26%      $12,761
9/30/95         $18,025              0.67%     $17,832               0.20%      $12,786
10/31/95        $18,212              1.10%     $18,028               0.33%      $12,828
11/30/95        $18,400              1.22%     $18,248              -0.07%      $12,819
12/31/95        $18,617              0.99%     $18,429              -0.07%      $12,810
1/31/96         $18,727              0.84%     $18,584               0.59%      $12,886
2/29/96         $18,567             -1.06%     $18,387               0.32%      $12,927
3/31/96         $18,488             -0.46%     $18,302               0.52%      $12,994
4/30/96         $18,408             -0.29%     $18,249               0.39%      $13,045
5/31/96         $18,356             -0.05%     $18,240               0.19%      $13,070
6/30/96         $18,580              1.02%     $18,426               0.06%      $13,078
7/31/96         $18,638              0.31%     $18,483               0.19%      $13,103
8/31/96         $18,641              0.11%     $18,504               0.19%      $13,127
9/30/96         $18,953              1.29%     $18,742               0.32%      $13,169
10/31/96        $19,296              1.64%     $19,050               0.32%      $13,212
11/30/96        $19,585              1.21%     $19,280               0.19%      $13,237
12/31/96        $19,473             -0.54%     $19,176               0.00%      $13,237
1/31/97         $19,620              0.38%     $19,249               0.32%      $13,279
2/28/97         $19,653              0.16%     $19,280               0.31%      $13,320
3/31/97         $19,599             -0.57%     $19,170               0.25%      $13,353
4/30/97         $19,927              1.13%     $19,386               0.12%      $13,370
5/31/97         $20,103              0.78%     $19,538              -0.06%      $13,361
6/30/97         $20,339              0.86%     $19,706               0.12%      $13,378
7/31/97         $20,727              1.84%     $20,068               0.12%      $13,394
8/31/97         $20,636             -0.38%     $19,992               0.19%      $13,419
9/30/97         $20,906              1.09%     $20,210               0.25%      $13,453
10/31/97        $21,088              1.17%     $20,446               0.25%      $13,486
11/30/97        $21,148              0.22%     $20,491              -0.06%      $13,478
12/31/97        $21,363              0.81%     $20,657              -0.12%      $13,462
1/31/98         $21,547              1.30%     $20,926               0.19%      $13,488
2/28/98         $21,577             -0.11%     $20,903               0.19%      $13,513
3/31/98         $21,669              0.31%     $20,968               0.19%      $13,539
4/30/98         $21,794              0.48%     $21,068               0.18%      $13,563
5/31/98         $21,976              0.69%     $21,214               0.18%      $13,588
6/30/98         $22,064              0.67%     $21,356               0.12%      $13,604
7/31/98         $22,152              0.38%     $21,437               0.12%      $13,620
8/31/98         $22,370              1.89%     $21,842               0.12%      $13,637
9/30/98         $22,686              2.33%     $22,351               0.12%      $13,653

Total Return    126.86%                        123.51%                           36.53%



GRAPHIC MATERIAL (19)

This chart shows in pie format the portfolio breakdown of the Franklin Utilities Fund based on total net assets as of 9/30/98.

Utilities Stock                        75.1%
Utilities Bonds                        13.1%
Convertible Securities                  7.3%
Short-Term Obligations
& Other Net Assets                      4.5%

GRAPHIC MATERIAL (20)

This chart shows the top 10 holdings based on the percentage of total net assets on 9/30/98 for the Franklin Utilities Fund.

FPL Group                               4.4%
Southern Co.                            4.4%
New Century Energies, Inc.              4.0%
Dominion Resources                      3.9%
Sempra Energy                           3.9%
Cinergry Corp.                          3.7%
Florida Progress Corp.                  3.7%
PG&E Corp.                              3.5%
Western Resources, Inc.                 3.2%
TECO Energy, Inc.                       3.1%

GRAPHIC MATERIAL (21)

This graph compares the performance of Franklin Utilities Fund - Class I, tracking the growth in value of a $10,000 investment, to that of the S&P 500 Index from 10/1/88-9/30/98.

              FRANKLIN UTILITIES
    DATE      FUND - CLASS I              S&P 500              S&P 500 $T
-------------------------------------------------------------------------------

10/1/88              $9,576              $10,000
10/31/88             $9,743              $10,278                  2.78%
11/30/88             $9,641              $10,131                 -1.43%
12/31/88             $9,738              $10,308                  1.75%
1/31/89              $9,882              $11,063                  7.32%
2/28/89              $9,699              $10,787                 -2.49%
3/31/89              $9,705              $11,039                  2.33%
4/30/89              $9,959              $11,612                  5.19%
5/31/89             $10,439              $12,082                  4.05%
6/30/89             $10,699              $12,013                 -0.57%
7/31/89             $11,379              $13,098                  9.03%
8/31/89             $11,162              $13,355                  1.96%
9/30/89             $11,210              $13,300                 -0.41%
10/31/89            $11,349              $12,991                 -2.32%
11/30/89            $11,681              $13,256                  2.04%
12/31/89            $12,254              $13,574                  2.40%
1/31/90             $11,675              $12,664                 -6.71%
2/28/90             $11,746              $12,827                  1.29%
3/31/90             $11,653              $13,167                  2.65%
4/30/90             $11,122              $12,839                 -2.49%
5/31/90             $11,681              $14,091                  9.75%
6/30/90             $11,775              $13,996                 -0.67%
7/31/90             $11,877              $13,952                 -0.32%
8/31/90             $11,190              $12,690                 -9.04%
9/30/90             $11,138              $12,072                 -4.87%
10/31/90            $11,912              $12,020                 -0.43%
11/30/90            $12,135              $12,797                  6.46%
12/31/90            $12,301              $13,154                  2.79%
1/31/91             $12,179              $13,728                  4.36%
2/28/91             $12,634              $14,709                  7.15%
3/31/91             $12,815              $15,065                  2.42%
4/30/91             $12,923              $15,101                  0.24%
5/31/91             $12,877              $15,752                  4.31%
6/30/91             $12,777              $15,031                 -4.58%
7/31/91             $13,248              $15,731                  4.66%
8/31/91             $13,594              $16,104                  2.37%
9/30/91             $14,090              $15,835                 -1.67%
10/31/91            $14,266              $16,047                  1.34%
11/30/91            $14,570              $15,400                 -4.03%
12/31/91            $15,275              $17,162                 11.44%
1/31/92             $14,657              $16,843                 -1.86%
2/29/92             $14,625              $17,060                  1.29%
3/31/92             $14,559              $16,728                 -1.95%
4/30/92             $14,922              $17,219                  2.94%
5/31/92             $15,302              $17,304                  0.49%
6/30/92             $15,500              $17,046                 -1.49%
7/31/92             $16,321              $17,743                  4.09%
8/31/92             $16,271              $17,379                 -2.05%
9/30/92             $16,369              $17,583                  1.17%
10/31/92            $16,199              $17,642                  0.34%
11/30/92            $16,216              $18,242                  3.40%
12/31/92            $16,662              $18,467                  1.23%
1/31/93             $16,973              $18,622                  0.84%
2/28/93             $17,887              $18,875                  1.36%
3/31/93             $18,023              $19,273                  2.11%
4/30/93             $18,023              $18,807                 -2.42%
5/31/93             $18,006              $19,309                  2.67%
6/30/93             $18,444              $19,365                  0.29%
7/31/93             $18,833              $19,288                 -0.40%
8/31/93             $19,400              $20,019                  3.79%
9/30/93             $19,329              $19,864                 -0.77%
10/31/93            $19,222              $20,276                  2.07%
11/30/93            $18,343              $20,083                 -0.95%
12/31/93            $18,582              $20,326                  1.21%
1/31/94             $18,217              $21,017                  3.40%
2/28/94             $17,324              $20,448                 -2.71%
3/31/94             $16,733              $19,556                 -4.36%
4/30/94             $16,973              $19,806                  1.28%
5/31/94             $16,030              $20,131                  1.64%
6/30/94             $15,504              $19,638                 -2.45%
7/31/94             $16,199              $20,282                  3.28%
8/31/94             $16,293              $21,114                  4.10%
9/30/94             $15,879              $20,599                 -2.44%
10/31/94            $16,165              $21,062                  2.25%
11/30/94            $16,356              $20,295                 -3.64%
12/31/94            $16,410              $20,596                  1.48%
1/31/95             $17,379              $21,129                  2.59%
2/28/95             $17,359              $21,953                  3.90%
3/31/95             $17,109              $22,601                  2.95%
4/30/95             $17,483              $23,265                  2.94%
5/31/95             $18,486              $24,196                  4.00%
6/30/95             $18,488              $24,757                  2.32%
7/31/95             $18,428              $25,579                  3.32%
8/31/95             $18,707              $25,643                  0.25%
9/30/95             $19,720              $26,725                  4.22%
10/31/95            $20,125              $26,629                 -0.36%
11/30/95            $20,449              $27,798                  4.39%
12/31/95            $21,444              $28,335                  1.93%
1/31/96             $21,795              $29,298                  3.40%
2/29/96             $21,238              $29,570                  0.93%
3/31/96             $21,218              $29,854                  0.96%
4/30/96             $20,507              $30,293                  1.47%
5/31/96             $20,737              $31,075                  2.58%
6/30/96             $21,842              $31,193                  0.38%
7/31/96             $20,635              $29,814                 -4.42%
8/31/96             $20,931              $30,443                  2.11%
9/30/96             $20,892              $32,157                  5.63%
10/31/96            $21,579              $33,045                  2.76%
11/30/96            $21,880              $35,543                  7.56%
12/31/96            $21,879              $34,839                 -1.98%
1/31/97             $21,993              $37,016                  6.25%
2/28/97             $22,175              $37,305                  0.78%
3/31/97             $21,555              $35,772                 -4.11%
4/30/97             $21,394              $37,908                  5.97%
5/31/97             $22,062              $40,216                  6.09%
6/30/97             $22,789              $42,018                  4.48%
7/31/97             $23,326              $45,362                  7.96%
8/31/97             $22,812              $42,822                 -5.60%
9/30/97             $23,759              $45,169                  5.48%
10/31/97            $23,877              $43,660                 -3.34%
11/30/97            $25,463              $45,682                  4.63%
12/31/97            $27,328              $46,467                  1.72%
1/31/98             $26,272              $46,983                  1.11%
2/28/98             $26,689              $50,371                  7.21%
3/31/98             $28,357              $52,950                  5.12%
4/30/98             $27,338              $53,484                  1.01%
5/31/98             $26,990              $52,564                 -1.72%
6/30/98             $27,639              $54,699                  4.06%
7/31/98             $26,633              $54,113                 -1.07%
8/31/98             $27,538              $46,288                -14.46%
9/30/98            $28,916               $49,256                  6.41%

GRAPHIC MATERIAL (22)

This graph compares the performance of Franklin Utilities Fund - Class II, tracking the growth in value of a $10,000 investment, to that of the S&P 500 Index from 5/1/95-9/30/98.

               FRANKLIN UTILITIES
    DATE       FUND - CLASS II           S&P 500                S&P 500 $T
--------------------------------------------------------------------------------

5/1/95             $9,899                $10,000
5/31/95           $10,492                $10,400                    4.00%
6/30/95           $10,500                $10,641                    2.32%
7/31/95           $10,454                $10,995                    3.32%
8/31/95           $10,613                $11,022                    0.25%
9/30/95           $11,188                $11,487                    4.22%
10/31/95          $11,406                $11,446                   -0.36%
11/30/95          $11,578                $11,948                    4.39%
12/31/95          $12,150                $12,179                    1.93%
1/31/96           $12,325                $12,593                    3.40%
2/29/96           $12,021                $12,710                    0.93%
3/31/96           $12,005                $12,832                    0.96%
4/30/96           $11,603                $13,021                    1.47%
5/31/96           $11,721                $13,357                    2.58%
6/30/96           $12,331                $13,407                    0.38%
7/31/96           $11,648                $12,815                   -4.42%
8/31/96           $11,816                $13,085                    2.11%
9/30/96           $11,791                $13,822                    5.63%
10/31/96          $12,167                $14,203                    2.76%
11/30/96          $12,337                $15,277                    7.56%
12/31/96          $12,333                $14,975                   -1.98%
1/31/97           $12,397                $15,911                    6.25%
2/28/97           $12,487                $16,035                    0.78%
3/31/97           $12,125                $15,376                   -4.11%
4/30/97           $12,034                $16,294                    5.97%
5/31/97           $12,398                $17,286                    6.09%
6/30/97           $12,804                $18,060                    4.48%
7/31/97           $13,106                $19,498                    7.96%
8/31/97           $12,804                $18,406                   -5.60%
9/30/97           $13,331                $19,415                    5.48%
10/31/97          $13,397                $18,766                   -3.34%
11/30/97          $14,275                $19,635                    4.63%
12/31/97          $15,320                $19,973                    1.72%
1/31/98           $14,727                $20,195                    1.11%
2/28/98           $14,948                $21,651                    7.21%
3/31/98           $15,875                $22,759                    5.12%
4/30/98           $15,304                $22,989                    1.01%
5/31/98           $15,096                $22,594                   -1.72%
6/30/98           $15,454                $23,511                    4.06%
7/31/98           $14,891                $23,259                   -1.07%
8/31/98           $15,383                $19,896                  -14.46%
9/30/98            $16,163               $21,171                    6.41%

GRAPHIC MATERIAL (23)

This graph compares the performance of Franklin Utilities Fund - Advisor Class, tracking the growth in value of a $10,000 investment, to that of the S&P 500 Index from 10/1/88-9/30/98.

              FRANKLIN UTILITIES FUND -
    DATE            ADVISOR CLASS            S&P 500                  S&P 500 $T
--------------------------------------------------------------------------------

 10/1/88           $10,000                   $10,000
10/31/88            $10,174                  $10,278                       2.78%
11/30/88            $10,067                  $10,131                      -1.43%
12/31/88            $10,169                  $10,308                       1.75%
1/31/89             $10,319                  $11,063                       7.32%
2/28/89             $10,128                  $10,787                      -2.49%
3/31/89             $10,134                  $11,039                       2.33%
4/30/89             $10,399                  $11,612                       5.19%
5/31/89             $10,901                  $12,082                       4.05%
6/30/89             $11,173                  $12,013                      -0.57%
7/31/89             $11,883                  $13,098                       9.03%
8/31/89             $11,655                  $13,355                       1.96%
9/30/89             $11,706                  $13,300                      -0.41%
10/31/89            $11,851                  $12,991                      -2.32%
11/30/89            $12,197                  $13,256                       2.04%
12/31/89            $12,796                  $13,574                       2.40%
1/31/90             $12,192                  $12,664                      -6.71%
2/28/90             $12,266                  $12,827                       1.29%
3/31/90             $12,168                  $13,167                       2.65%
4/30/90             $11,614                  $12,839                      -2.49%
5/31/90             $12,198                  $14,091                       9.75%
6/30/90             $12,296                  $13,996                      -0.67%
7/31/90             $12,402                  $13,952                      -0.32%
8/31/90             $11,685                  $12,690                      -9.04%
9/30/90             $11,630                  $12,072                      -4.87%
10/31/90            $12,439                  $12,020                      -0.43%
11/30/90            $12,672                  $12,797                       6.46%
12/31/90            $12,845                  $13,154                       2.79%
1/31/91             $12,718                  $13,728                       4.36%
2/28/91             $13,193                  $14,709                       7.15%
3/31/91             $13,382                  $15,065                       2.42%
4/30/91             $13,494                  $15,101                       0.24%
5/31/91             $13,446                  $15,752                       4.31%
6/30/91             $13,342                  $15,031                      -4.58%
7/31/91             $13,835                  $15,731                       4.66%
8/31/91             $14,196                  $16,104                       2.37%
9/30/91             $14,714                  $15,835                      -1.67%
10/31/91            $14,897                  $16,047                       1.34%
11/30/91            $15,215                  $15,400                      -4.03%
12/31/91            $15,950                  $17,162                      11.44%
1/31/92             $15,306                  $16,843                      -1.86%
2/29/92             $15,272                  $17,060                       1.29%
3/31/92             $15,203                  $16,728                      -1.95%
4/30/92             $15,582                  $17,219                       2.94%
5/31/92             $15,979                  $17,304                       0.49%
6/30/92             $16,186                  $17,046                      -1.49%
7/31/92             $17,043                  $17,743                       4.09%
8/31/92             $16,990                  $17,379                      -2.05%
9/30/92             $17,093                  $17,583                       1.17%
10/31/92            $16,916                  $17,642                       0.34%
11/30/92            $16,933                  $18,242                       3.40%
12/31/92            $17,399                  $18,467                       1.23%
1/31/93             $17,723                  $18,622                       0.84%
2/28/93             $18,678                  $18,875                       1.36%
3/31/93             $18,820                  $19,273                       2.11%
4/30/93             $18,820                  $18,807                      -2.42%
5/31/93             $18,802                  $19,309                       2.67%
6/30/93             $19,259                  $19,365                       0.29%
7/31/93             $19,666                  $19,288                      -0.40%
8/31/93             $20,258                  $20,019                       3.79%
9/30/93             $20,184                  $19,864                      -0.77%
10/31/93            $20,072                  $20,276                       2.07%
11/30/93            $19,155                  $20,083                      -0.95%
12/31/93            $19,404                  $20,326                       1.21%
1/31/94             $19,023                  $21,017                       3.40%
2/28/94             $18,090                  $20,448                      -2.71%
3/31/94             $17,473                  $19,556                      -4.36%
4/30/94             $17,724                  $19,806                       1.28%
5/31/94             $16,739                  $20,131                       1.64%
6/30/94             $16,190                  $19,638                      -2.45%
7/31/94             $16,915                  $20,282                       3.28%
8/31/94             $17,013                  $21,114                       4.10%
9/30/94             $16,582                  $20,599                      -2.44%
10/31/94            $16,880                  $21,062                       2.25%
11/30/94            $17,079                  $20,295                      -3.64%
12/31/94            $17,136                  $20,596                       1.48%
1/31/95             $18,148                  $21,129                       2.59%
2/28/95             $18,127                  $21,953                       3.90%
3/31/95             $17,866                  $22,601                       2.95%
4/30/95             $18,256                  $23,265                       2.94%
5/31/95             $19,303                  $24,196                       4.00%
6/30/95             $19,306                  $24,757                       2.32%
7/31/95             $19,243                  $25,579                       3.32%
8/31/95             $19,535                  $25,643                       0.25%
9/30/95             $20,593                  $26,725                       4.22%
10/31/95            $21,015                  $26,629                      -0.36%
11/30/95            $21,353                  $27,798                       4.39%
12/31/95            $22,393                  $28,335                       1.93%
1/31/96             $22,759                  $29,298                       3.40%
2/29/96             $22,177                  $29,570                       0.93%
3/31/96             $22,157                  $29,854                       0.96%
4/30/96             $21,414                  $30,293                       1.47%
5/31/96             $21,655                  $31,075                       2.58%
6/30/96             $22,808                  $31,193                       0.38%
7/31/96             $21,547                  $29,814                      -4.42%
8/31/96             $21,857                  $30,443                       2.11%
9/30/96             $21,816                  $32,157                       5.63%
10/31/96            $22,534                  $33,045                       2.76%
11/30/96            $22,848                  $35,543                       7.56%
12/31/96            $22,847                  $34,839                      -1.98%
1/31/97             $22,966                  $37,016                       6.25%
2/28/97             $23,156                  $37,305                       0.78%
3/31/97             $22,516                  $35,772                      -4.11%
4/30/97             $22,348                  $37,908                       5.97%
5/31/97             $23,045                  $40,216                       6.09%
6/30/97             $23,812                  $42,018                       4.48%
7/31/97             $24,373                  $45,362                       7.96%
8/31/97             $23,812                  $42,822                      -5.60%
9/30/97             $24,834                  $45,169                       5.48%
10/31/97            $24,933                  $43,660                      -3.34%
11/30/97            $26,591                  $45,682                       4.63%
12/31/97            $28,575                  $46,467                       1.72%
1/31/98             $27,471                  $46,983                       1.11%
2/28/98             $27,907                  $50,371                       7.21%
3/31/98             $29,661                  $52,950                       5.12%
4/30/98             $28,621                  $53,484                       1.01%
5/31/98             $28,231                  $52,564                      -1.72%
6/30/98             $28,920                  $54,699                       4.06%
7/31/98             $27,868                  $54,113                      -1.07%
8/31/98             $28,789                  $46,288                     -14.46%
9/30/98            $30,347                   $49,256                       6.41%